UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   X .  Filed by a Party other than the Registrant       .

Check the appropriate box:

X .	Preliminary Proxy Statement
.	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
.	Definitive Proxy Statement
.	Definitive Additional Materials
.	Soliciting Material Pursuant to Section 240.14a-12

SOFTECH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

.	No fee required.
X .	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
Not applicable
2)	Aggregate number of securities to which transaction applies:
Not applicable
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not applicable
4)	Proposed maximum aggregate value of transaction:
$3,950,000
5)	Total fee paid:
$790

.	Fee paid previously with preliminary materials.
.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SOFTECH, INC.

59 Lowes Way, Suite 401

Lowell, Massachusetts 01851

September __, 2013

Dear Fellow Stockholders:

A Special Meeting of the stockholders of SofTech, Inc. (“SofTech”) will be held on October __, 2013 at 10:00AM, local time, at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851.

At the Special Meeting, you will be asked to consider and vote upon the following proposal:

1.

To authorize the sale (the “Asset Sale”) by SofTech of substantially all of the assets of the CADRA product line of SofTech, including all intellectual property related to that technology but specifically excluding cash, billed accounts receivable and liabilities other than the deferred maintenance liability associated with CADRA customer maintenance contracts for support services, pursuant to the Asset Purchase Agreement by and between SofTech and Mentor Graphics Corporation (the “Buyer” or “Mentor”), dated August 30, 2013 (the “Asset Purchase Agreement”), as more fully described in the enclosed proxy statement (the “Asset Sale Proposal”);

2.

To consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal; and

3.

To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

After careful consideration, our board of directors determined that the Asset Sale and the terms and conditions of the Asset Purchase Agreement are advisable to, and in the best interests of, SofTech and its stockholders. Our board of directors recommends that you vote “FOR” the authorization of the Asset Sale Proposal.

The enclosed Notice of Special Meeting and proxy statement explain the Asset Sale and provide specific information concerning the Special Meeting. Please read these materials (including the annexes) carefully.

Your vote is very important, regardless of the number of shares you own. The Asset Sale must be approved by the holders of two-thirds of the outstanding shares of SofTech’s common stock entitled to vote at the Special Meeting. Therefore, if you do not return your proxy card or attend the Special Meeting and vote in person, it will have the same effect as if you voted “AGAINST” the Asset Sale Proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” the Asset Sale Proposal. Only stockholders who owned shares of SofTech’s common stock at the close of business on September 6, 2013, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. To vote your shares, you may return your proxy card or attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting, we urge you to promptly submit a proxy for your shares by completing, signing, dating and returning the enclosed proxy card.

On behalf of your board of directors, thank you for your continued support.

Very truly yours,

Joseph P. Mullaney

President and Chief Executive Officer

SOFTECH, INC.

59 Lowes Way, Suite 401

Lowell, Massachusetts 01851

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER __, 2013

To the Stockholders of SofTech, Inc.:

A Special Meeting of Stockholders of SofTech, Inc., a Massachusetts corporation (“SofTech”), will be held on October __, 2013 at 10:00AM, local time, at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851, to consider and act upon the following matters:

1.

To authorize the sale (the “Asset Sale”) by SofTech of substantially all of the assets of the CADRA product line of SofTech, including all intellectual property related to that technology but specifically excluding cash, billed accounts receivable and liabilities other than the deferred maintenance liability associated with CADRA customer maintenance contracts for support services, pursuant to the Asset Purchase Agreement by and between SofTech and Mentor Graphics Corporation (the “Buyer” or “Mentor”), dated August 30, 2013 (the “Asset Purchase Agreement”) as more fully described in the enclosed proxy statement (the “Asset Sale Proposal”);

2.

To consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal; and

3.

To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Stockholders entitled to notice of and to vote at the meeting shall be determined as of September 6, 2013, the record date fixed by our board of directors for such purpose.  The affirmative vote of the stockholders owning two-thirds of the outstanding shares of common stock of SofTech as of the record date is required to approve the transaction.  Members of the board of directors currently own 27.8% of the outstanding shares and control voting rights for an additional 11.6% of the shares.

Please read the enclosed proxy statement carefully. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope.  If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

By Order of the Board of Directors,

Joseph P. Mullaney

President and Chief Executive Officer

Lowell, Massachusetts

September __, 2013

TABLE OF CONTENTS

Page

INTRODUCTION

1

SUMMARY TERM SHEET

2

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSAL

4

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

7

RISK FACTORS

8

THE SPECIAL MEETING

10

Time, Date and Place

10

Proposal

10

Required Vote

10

Record Date

10

Ownership of Directors and Executive Officers

10

Quorum and Voting

11

Proxies; Revocation of Proxies

11

Adjournments

11

Broker Non-Votes

11

Solicitation of Proxies

12

Questions and Additional Information

12

PROPOSAL: THE ASSET SALE

12

General Description of the Asset Sale

12

Parties to the Asset Sale

12

Background of the Asset Sale

13

Reasons for the Asset Sale

19

Recommendation of Our Board of Directors

20

Activities of SofTech Following the Asset Sale

20

Use of Proceeds

22

U.S. Federal Income Tax Consequences of the Asset Sale

22

Accounting Treatment of the Asset Sale

23

Government Approvals

23

Appraisal Rights

23

Interests of Certain Persons in the Asset Sale

26

The Asset Purchase Agreement

26

Consummation of the Asset Sale

31

MARKET PRICE AND DIVIDEND DATA

31

Dividend Policy

31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

31

STOCKHOLDER PROPOSALS AND NOMINATIONS

32

TRANSACTION OF OTHER BUSINESS

33

HOUSEHOLDING OF PROXY STATEMENT

33

WHERE YOU CAN FIND MORE INFORMATION

33

ANNEX A — ASSET PURCHASE AGREEMENT

ANNEX B — MASSACHUSETTS APPRAISAL RIGHTS STATUTE ANNOTATED LAWS OF MASSACHUSETTS, MASSACHUSETTS BUSINESS CORPORATION ACT

ANNEX C — SOFTECH, INC. AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED MAY 31, 2013 AND MAY 31, 2012

ANNEX D — SOFTECH, INC. UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 2013.

ANNEX E — SOFTECH, INC. UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS FOR THE BUSINESS TO BE SOLD FOR THE FISCAL YEARS ENDED MAY 31, 2013 AND MAY 31, 2012

SOFTECH, INC.

59 Lowes Way, Suite 401

Lowell, Massachusetts 01851

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

September __, 2013

INTRODUCTION

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of SofTech, Inc. (hereinafter “we,” “us,” “our,” the “Company” or “SofTech”) for use at a Special Meeting of Stockholders to be held on October __, 2013 (the “Special Meeting”) at 10:00AM, local time, at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851, and any postponements or adjournments thereof. This proxy statement was first made available to stockholders on or about September __, 2013.

At the Special Meeting, our stockholders will consider and act upon the following matters:

1.

To authorize the sale (the “Asset Sale”) by SofTech of substantially all of the assets of the CADRA product line of SofTech, including all intellectual property related to that technology but specifically excluding cash, billed accounts receivable and liabilities other than the deferred maintenance liability associated with CADRA customer maintenance contracts for support services (the “CADRA Business”), pursuant to the Asset Purchase Agreement by and between SofTech and Mentor Graphics Corporation (the “Buyer” or “Mentor”), dated August 30, 2013 (the “Asset Purchase Agreement”) as more fully described in the enclosed proxy statement (the “Asset Sale Proposal”);

2.

To consider and vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal; and

3.

To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Only stockholders of record as of September 6, 2013 (the “Record Date”) will be entitled to vote at the Special Meeting and any postponements or adjournments thereof. As of that date, 875,135 shares of our common stock, $0.10 par value, were outstanding and eligible to be voted. The holders of common stock are entitled to one vote per share on any proposal presented at the Special Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Secretary of the Company or by attending the Special Meeting and voting in person.

The costs of preparing, assembling and mailing this proxy statement and the other material enclosed and all clerical and other expenses of solicitation will be paid by SofTech. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of SofTech, without receiving additional compensation, may solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. SofTech also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by such custodians and will reimburse such custodians for their expenses in forwarding soliciting materials.

These transactions have not been approved or disapproved by the SEC, and the SEC has not passed upon the fairness or merits of these transactions nor upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

SUMMARY TERM SHEET

This summary highlights information included elsewhere in this proxy statement. This summary may not contain all of the information you should consider before voting on the Asset Sale Proposal presented in this proxy statement. You should read the entire proxy statement carefully, including the annexes attached hereto. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary.

•

The Asset Sale. We have agreed to sell the CADRA Business of SofTech to Mentor for up to $3.95 million (the “Total Purchase Price”). The Total Purchase Price is comprised of (i) $3.2 million, $2.88 million of which will be paid at the closing and $320 thousand (representing a 10% holdback) of which will be paid on the one year anniversary of the closing (subject to any indemnification claims), and (ii) an earn-out payment of up to an aggregate $750 thousand over the three-year period subsequent to the closing, based on 10% of the net revenue generated by the CADRA Business, subject to the terms of an earn-out agreement (the “Earn-Out Agreement”). We will retain all of our other assets. We will also retain all of our other debts and liabilities, our senior executives, certain corporate vendors and professional advisors.  For additional information regarding the terms of the Asset Purchase Agreement, including additional detail regarding the terms of the Earn-Out Agreement, see “Proposal: The Asset Sale — The Asset Purchase Agreement” beginning on page 26.

•

Reasons for the Asset Sale. As previously disclosed, we believe the Asset Sale will enhance shareholder value as SofTech continues to seek opportunities to monetize assets that it considers undervalued, while significantly reducing the Company’s financial risks associated with its debt position.  Our board of directors’ decision to enter into the Asset Purchase Agreement was based on a careful evaluation of (i) the Company’s strategic alternatives, including continuing to operate the CADRA Business and seeking profitable growth opportunities related to that business, seeking buyers that might be willing to acquire or merge with the consolidated entity, and evaluating capital transactions that would allow us to retain the CADRA Business and reduce the financial risk of our debt facility; (ii) the board of directors’ determination that the purchase price offered by Mentor was a fair value for the CADRA Business relative to other indications of value; (iii) the Company’s need for additional liquidity and financial flexibility; (iv) the prospects of the CADRA Business as part of the Company’s operations; and (v) the challenges and opportunities that would exist for the Company’s remaining operations following the Asset Sale, among other factors. See “Proposal: The Asset Sale — Reasons for the Asset Sale” beginning on page 19.

•

Indemnification of Buyer. As set forth in the Asset Purchase Agreement, the Company has agreed to indemnify the Buyer and certain of its related parties for any damages arising out of any inaccuracy of any of our representations or warranties in the Asset Purchase Agreement, the transfer of undertaking laws in Germany, or any breach or non-fulfillment by us of any covenants, agreements or other obligations contained in the Asset Purchase Agreement. The representations, warranties, covenants and agreements made by SofTech in the Asset Purchase Agreement, and SofTech’s liability for any breach or inaccuracy thereof, expire no later than twelve months following the closing date of the Asset Sale. Our maximum aggregate liability under the Asset Purchase Agreement is limited to $3.95 million.  See “Proposal: The Asset Sale — The Asset Purchase Agreement — Indemnification of Buyer” beginning on page 28.

•

Use of Proceeds. The Company, and not the Company's stockholders, will receive all of the net proceeds from the Asset Sale. The net proceeds from the Asset Sale will be retained in the business for at least one year as required by the Asset Purchase Agreement and will be used primarily to reduce financial risk related to the debt facility and for working capital purposes. The Company’s lender, Prides Crossing Capital, has the right to require the repayment in full from the net proceeds but has expressed a non-binding intention to amend the debt facility to allow us to retain the proceeds with certain restrictions to be agreed upon. See “Proposal: The Asset Sale — Activities of SofTech Following the Asset Sale” on page 20 and “Proposal: The Asset Sale — Use of Proceeds” beginning on page 22.

•

Conditions to the Asset Sale. Completion of the Asset Sale requires the approval of our stockholders as well as the satisfaction or waiver of customary conditions set forth in the Asset Purchase Agreement. See “Proposal: The Asset Sale — The Asset Purchase Agreement — Conditions to the Asset Sale” beginning on page 29.

•

Termination of the Asset Purchase Agreement. The Asset Purchase Agreement may be terminated by us or the Buyer in certain circumstances, in which case the Asset Sale will not be completed. See “Proposal: The Asset Sale — The Asset Purchase Agreement — Termination of the Asset Purchase Agreement” beginning on page 30.

•

U.S. Federal Income Tax Consequences. Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale. See “Proposal: The Asset Sale — U.S. Federal Income Tax Consequences of the Asset Sale” beginning on page 22.

2

•

Appraisal Rights.  Under the Massachusetts Business Corporation Act (the “MBCA”), holders of SofTech’s common stock who do not vote for the approval of the Asset Sale and who properly exercise their appraisal rights may be entitled to receive a cash payment equal to the “fair value” of their shares as determined in accordance with the MBCA. Pursuant to the MBCA, “fair value” of the shares of SofTech’s common stock held by a SofTech shareholder exercising appraisal rights means the value of such shares immediately before the effective date of the Asset Sale, excluding any element of value arising from the expectation or accomplishment of the Asset Sale, unless exclusion would be inequitable. Merely voting against the approval of the Asset Sale will not serve to assert the appraisal rights of a holder of SofTech’s common stock under the MBCA. In addition, a proxy submitted by a record holder of SofTech’s Common Stock not marked “Against” or “Abstain” will be voted “For” the approval of the Asset Sale and, accordingly, will result in the waiver of such record holder’s appraisal rights. In addition to not voting, or causing or permitting to be voted, any of their shares of SofTech’s common stock in favor of the Asset Sale, SofTech’s shareholders who wish to exercise appraisal rights must comply with the other requirements under the MBCA for exercising and perfecting appraisal rights, as described in the section of this proxy statement entitled “Appraisal Rights” beginning on page 23. These requirements include, among others, that the shareholder deliver to SofTech, before the time the vote on the Asset Sale is taken, written notice of the shareholder’s intent to demand payment for his, her or its shares of SofTech’s common stock if the Asset Sale is completed. This written notice must be delivered to Joseph P. Mullaney, CEO, SofTech, Inc., 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851. SofTech recommends that any such notice be sent by registered or certified mail, return receipt requested. Annex B to this proxy statement contains the full text of Sections 13.01 through 13.31 of the MBCA, which relate to appraisal rights. You are encouraged to read these provisions carefully and in their entirety.

•

Risk Factors. The Asset Sale involves a number of risks, including:

•

Following the sale of the CADRA Business, we will need to restructure our business to enable us to successfully operate as a significantly smaller company and to seek new sources of revenue and possible new strategic initiatives.  SofTech operating results subsequent to the sale of the CADRA Business may not be profitable, and we may be unsuccessful in developing new business opportunities;

•

We have discretion in the use of the net proceeds from the Asset Sale and may not use them effectively;

•

In order to obtain our lender’s consent to the Asset Sale, we may have to repay some or all of our outstanding indebtedness and/or agree to restrictions or amendments to our debt facility that may be less favorable to us and result in us having less proceeds for our business;

•

A portion of the purchase price is contingent and we may not receive those payments;

•

We may be required to make a cash payment to shareholders who exercise appraisal rights in connection with the Asset Sale, which would reduce the amount of proceeds that we have to use in the business;

•

We will continue to incur the expenses of complying with public company reporting requirements following the closing of the Asset Sale even though compliance with such requirements will represent an even greater percentage of our expenses post-closing as we will be a significantly smaller company following the sale of the CADRA Business;

•

The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect our business;

•

We cannot be sure if or when the Asset Sale will be completed;

•

The Asset Purchase Agreement limits our ability to sell the CADRA Business to a party other than Mentor;

•

The Buyer is not assuming any of the excluded liabilities under the Asset Purchase Agreement;

•

The Asset Purchase Agreement may expose us to contingent liabilities; and

•

Our executive officers and directors may have interests in the Asset Sale other than, or in addition to, the interests of our stockholders generally.

See “Risk Factors” beginning on page 8.

3

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSAL

The following are some questions that you, as a stockholder of the Company, may have regarding the Special Meeting and the Asset Sale Proposal and brief answers to such questions. We urge you to carefully read this entire proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement because the information in this section does not provide all the information that may be important to you as a stockholder of the Company with respect to the Asset Sale Proposal. See “Where You Can Find More Information” beginning on page 33.

THE SPECIAL MEETING

Q.

When and where will the Special Meeting take place?

A.

The Special Meeting will be held on October __, 2013 at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851 at 10:00AM local time.

Q.

What is the purpose of the Special Meeting?

A.

At the Special Meeting, you will be asked to vote upon: (i) the Asset Sale Proposal, (ii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal, and (iii) such other matters as may properly come before the Special Meeting and any postponements or adjournments thereof.

Q.

What is the Record Date for the Special Meeting and what does it mean?

A.

Holders of our common stock as of the close of business on September 6, 2013, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting.

Q.

How do I vote?

A.

You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the Proposal.

Q.

What is the difference between a record shareholder and a shareholder who holds shares in “street name”?

A.

If your shares of stock are registered in your name on the books and records of our transfer agent, Registrar and Transfer Company, Cranford, NJ, you are a record shareholder. If you own shares beneficially through a broker, bank or other nominee who is the record holder, your shares are held in street name.

Q.

What is the quorum required for the Special Meeting?

A.

The representation in person or by proxy of holders of at least a majority of the issued and outstanding shares of our common stock as of the record date entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Q.

What vote is required to approve the Proposal to be voted upon at the Special Meeting?

A.

The authorization of the Asset Sale Proposal requires the affirmative vote of the holders of two-thirds of the outstanding shares of our common stock as of the record date. These votes can be from shareholders that are present in person or represented by proxy at the Special Meeting.

Q.

What are the effects of not voting or abstaining? What are the effects of broker non-votes?

A.

If you do not vote by virtue of not being present in person or by proxy at the Special Meeting, it will have the effect of a vote “AGAINST” the Asset Sale Proposal. If you are present at the Special Meeting in person or by proxy but abstain from voting, it will have the effect of a vote “AGAINST” the Asset Sale Proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” the Asset Sale Proposal.

4

Q.

What does it mean if I received more than one proxy card?

A.

If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.

Q.

Who can help answer my other questions?

A.

If you have more questions about the Asset Sale Proposal or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact SofTech, Inc., Attn: Corporate Secretary, Amy McGuire, 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851, telephone number (978) 513-2725.

PROPOSAL: The ASSET SALE

Q.

Why did the Company enter into the Asset Purchase Agreement?

A.

As previously disclosed, we believe the Asset Sale will enhance shareholder value as SofTech continues to seek opportunities to monetize assets that it considers undervalued, while significantly reducing the Company’s financial risks associated with its debt position.  Our board of directors’ decision to enter into the Asset Purchase Agreement was based on a careful evaluation of (i) the Company’s strategic alternatives, including continuing to operate the CADRA Business and seeking profitable growth opportunities related to that business, seeking buyers that might be willing to acquire or merge with the consolidated entity, and evaluating capital transactions that would allow us to retain the CADRA Business and reduce the financial risk of our debt facility; (ii) the board of directors’ determination that the purchase price offered by Mentor was a fair value for the CADRA Business relative to other indications of value; (iii) the Company’s need for additional liquidity and financial flexibility; (iv) the prospects of the CADRA Business as part of the Company’s operations; and (v) the challenges and opportunities that would exist for the Company’s remaining operations following the Asset Sale, among other factors.

Q.

What will happen if the Asset Sale is authorized by our stockholders?

A.

If the Asset Sale is authorized by the requisite stockholder vote and the other conditions to the consummation of the Asset Sale are satisfied or waived, we will sell substantially all of our assets related to or used in the CADRA Business to the Buyer for a total cash purchase price of up to $3.95 million.  Following the Asset Sale, we intend to focus on our other technology offerings, including our ProductCenter and Connector technologies, and seek ways to monetize certain other assets, among other things, consistent with the enumerated strategy following the Recapitalization Transaction.  See “Proposal:  The Asset Sale – Activities of  SofTech Following the Asset Sale” beginning on page 20.

Q.

What will happen if the Asset Sale is not authorized?

A.

Pursuant to the terms of the Asset Purchase Agreement, if we fail to obtain a stockholder vote in favor of the Asset Sale Proposal, the Asset Sale will not occur.

Q.

What is the purchase price to be received by the Company?

A.

The total consideration to be received by the Company in the Asset Sale is up to $3.95 million. Approximately $2.9 million of the total consideration will be paid at the closing, $320 thousand on the one year anniversary of the closing (subject to any indemnification claims) and up to $750 thousand over the three-year period subsequent to the closing based on 10% of the revenue generated by that technology for the Buyer, subject to the terms of the Earn-Out Agreement.

5

Q.

What are the material terms of the Asset Purchase Agreement?

A.

In addition to the cash consideration we will receive at the closing of the Asset Sale, the Asset Purchase Agreement contains other important terms and provisions, including:

•

We have agreed to indemnify Buyer and certain of its related parties for any damages arising out of any inaccuracy of any of our representations or warranties in the Asset Purchase Agreement, the transfer of undertaking laws in Germany, or any breach or non-fulfillment by us of any covenants, agreements or other obligations contained in the Asset Purchase Agreement;

•

We have agreed to remain an active company and not to wind up or dissolve for a period of twelve months following the completion of the Asset Sale, without the prior written consent of Buyer, which will not be unreasonably withheld;

•

For a period of twelve months following the completion of the Asset Sale, we have agreed not to make any dividends to shareholders or repurchase any shares of our common stock without the prior written consent of the Buyer, which will not be unreasonably withheld, with the exception of (i) repurchasing unregistered and restricted shares of common stock held by Greenleaf Capital for a total purchase price not to exceed $100,000, and/or (ii) repurchasing 50,000 shares of common stock from specified investors for $5.50 per share under an existing put agreement that may be exercised by those investors, at their sole discretion, between June 1 and June 30, 2014;

•

We have agreed to conduct our business in the ordinary course and are subject to certain other restrictions on the conduct of the CADRA Business during the period between the signing of the Asset Purchase Agreement on August 30, 2013 and the close of the Asset Sale;

•

The obligations of Buyer and the Company to close the Asset Sale are subject to several closing conditions, including the authorization of the Asset Sale by our stockholders;

•

The Asset Purchase Agreement may be terminated by us or Buyer in certain circumstances, in which case the Asset Sale will not be completed; and

•

From the date of the signing of the Asset Purchase Agreement until the close of the Asset Sale, we have agreed not to initiate contact with or solicit any inquiry or proposal or engage in any discussions with any third party in connection with any possible proposal regarding a sale of the CADRA Business or any similar transaction.  We agree to immediately provide notice to Buyer of any solicitation or offer made by any third party in connection with the sale of the CADRA Business or any similar transaction.

Q.

If consummated, how will the proceeds from the Asset Sale be used?

A.

The Company, and not the Company's stockholders, will receive, at least initially, all of the net proceeds from the Asset Sale. The net proceeds from the Asset Sale will be used as working capital and for general corporate purposes as described in “Proposal:  The Asset Sale — Use of Proceeds” beginning on page 22.

Q.

What does our board of directors recommend regarding the Asset Sale Proposal?

A.

Our board of directors has determined that the terms and conditions of the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, are advisable to, and in the best interests of, the Company and its stockholders. This determination was made by a unanimous vote of all of the members of our board of directors. Our board of directors recommends that you vote “FOR” the Asset Sale Proposal.

Q.

Do I have appraisal rights in connection with the Asset Sale?

A.

To the extent that the Asset Sale may be deemed to constitute a sale of substantially all of the assets of SofTech within the meaning of Section 12.02 of the MBCA, SofTech’s shareholders may have the right to assert and exercise appraisal rights with respect to the Asset Sale and obtain a cash payment in an amount equal to the “fair value” of their shares, as determined in accordance with the MBCA.  Whether appraisal rights may apply to a given transaction is a matter of some statutory interpretation.  Any shareholder of SofTech believing he, she or it is entitled to appraisal rights and wishing to preserve such rights should carefully review Sections 13.01 through 13.31 of Chapter 156D of the MGL (the “Massachusetts Appraisal Rights Statutes”), which set forth the procedures to be complied with in perfecting any such rights. Failure to strictly comply with these procedures may result in the loss of any appraisal rights to which such shareholders otherwise may be entitled. In light of the complexity of Massachusetts Appraisal Rights Statutes, any Company shareholder wishing to dissent from any such Asset Sale and pursue appraisal rights may wish to consult his, her or its legal advisors.  See “Proposal:  The Asset Sale — Appraisal Rights” beginning on page 23, and the text of the applicable provisions of the MBCA, which are included as Annex B to this proxy statement.

6

Q.

Are there any risks to the Asset Sale?

A.

Yes. You should carefully read the section entitled “Risk Factors” beginning on page 8.

Q.

What are the U.S. federal income tax consequences of the Asset Sale to U.S. stockholders?

A.

Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale. See “Proposal: The Asset Sale — U.S. Federal Income Tax Consequences of the Asset Sale” beginning on page 22.

Q.

When is the closing of the Asset Sale expected to occur?

A.

If the Asset Sale is authorized by our stockholders and all conditions to completing the Asset Sale are satisfied or waived, the closing of the Asset Sale is expected to occur shortly after the Special Meeting.  The Asset Purchase Agreement contains an outside date of November 30, 2013, by which if the Asset Sale is not completed either party may have a right of termination.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT HAVE BEEN MADE PURSUANT TO PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS REPRESENT SOFTECH’S EXPECTATIONS OR BELIEFS CONCERNING FUTURE EVENTS, INCLUDING ANY STATEMENTS REGARDING: THE SATISFACTION OF CERTAIN CLOSING CONDITIONS SPECIFIED IN THE ASSET PURCHASE AGREEMENT, SOFTECH’S ABILITY TO SUCCESSFULLY CLOSE THE ASSET SALE AND THE TIMING OF SUCH CLOSING, THE DIVERSION OF MANAGEMENT’S FOCUS AND ATTENTION PENDING THE COMPLETION OF THE ASSET SALE, THE IMPACT OF THE ANNOUNCEMENT OF THE ASSET SALE ON THE TRADING PRICE OF OUR COMMON STOCK, OUR BUSINESS AND ON OUR RELATIONSHIPS WITH OUR CUSTOMERS, SUPPLIERS, PARTNERS AND EMPLOYEES, THE RECEIPT AND USE OF THE CASH CONSIDERATION TO BE RECEIVED BY SOFTECH UNDER THE ASSET PURCHASE AGREEMENT, THE SUFFICIENCY OF SOFTECH’S CASH BALANCES AND CASH USED IN OPERATIONS, FINANCING AND/OR INVESTING ACTIVITIES FOR SOFTECH’S FUTURE LIQUIDITY AND CAPITAL RESOURCE NEEDS. WITHOUT LIMITING THE FOREGOING, THE WORDS “BELIEVES,” “INTENDS,” “PROJECTS,” “PLANS,” “EXPECTS,” “ANTICIPATES” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THESE PROJECTIONS. INFORMATION REGARDING THE RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE RESULTS IN THESE FORWARD-LOOKING STATEMENTS ARE DISCUSSED UNDER THE SECTION “RISK FACTORS” IN THIS PROXY STATEMENT. PLEASE CAREFULLY CONSIDER THESE FACTORS, AS WELL AS OTHER INFORMATION CONTAINED HEREIN AND IN OUR PERIODIC REPORTS AND DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PROXY STATEMENT ARE MADE ONLY AS OF THE DATE OF THIS PROXY STATEMENT. WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR SUPPLEMENT ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY LAW.

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RISK FACTORS

There are a number of factors that our stockholders should consider when deciding whether to vote to approve the Asset Sale Proposal.

Risks Related to SofTech Following the Sale of the CADRA Business

Following the sale of the CADRA Business, we will need to restructure our business to enable us to successfully operate as a significantly smaller company and to seek new sources of revenue and possible new strategic initiatives.  SofTech operating results subsequent to the sale of the CADRA Business may not be profitable, and we may be unsuccessful in developing new business opportunities.

The CADRA Business was responsible for about half of the consolidated revenue in fiscal 2013 and the majority of the profitability and cash flow.  See “SofTech, Inc. Unaudited Pro Forma Consolidated Condensed Financial Statements for the Fiscal Year Ended May 31, 2013” in Annex D. The importance of CADRA Business to the consolidated results in fiscal 2013 was similar in at least the two immediately preceding fiscal years. The remaining product lines following the Asset Sale, namely ProductCenter and the Connector technologies, are product lines that have historically been less profitable than the CADRA Business, have fewer customers and have a more complex sales cycle. It is likely that the Company will need to reduce spending in order to achieve profitability, and ultimately will need to find new strategic directions and find new sources of business revenue in order to meaningfully increase the size of its business. The new product ideas that the management team has interest in pursuing as described in the patent filings over the last few years are speculative in that the products are still in development and the management team may not have the depth of experience required to be successful in those new markets.

We have discretion in the use of the net proceeds from the Asset Sale and may not use them effectively.

If the Asset Sale is consummated, the cash purchase price for the CADRA Business will be paid directly to the Company.  Our management will have discretion in the application of the net proceeds from the Asset Sale and could spend the proceeds in ways that do not improve our results of operations or enhance the value of our common stock. The failure by our management to apply these funds effectively could result in financial losses that could have a material adverse effect on our business and cause the price of our common stock to decline. Pending their use, we may invest the net proceeds in a manner that does not produce income or that loses value.  We currently intend to use all the proceeds from the Asset Sale and to retain all of our future earnings to finance the growth and development of our business. Further, the Asset Purchase Agreement restricts our ability to pay dividends or buyback shares (with the exception of certain defined repurchase activity) for a one year period after the closing. Furthermore, our debt agreement does not allow for dividends or share repurchases without written consent.

In order to obtain our lender’s consent to the Asset Sale, we may have to repay some or all our outstanding indebtedness and/or agree to restrictions or amendments to our debt facility that may be less favorable to us, and result in us having less proceeds for our business.

The Company’s assets, including the CADRA Business, secure the Company’s outstanding debt facility of $2.7 million with Prides Crossing Capital (“Prides”). In addition, the CADRA source code is held in escrow for the benefit of Prides. Under the debt facility, Prides may require full repayment of its outstanding debt in return for releasing the lien and the escrow arrangement on the CADRA Business, a closing condition of the Asset Sale. The Company has discussed an amendment to the existing debt facility with Prides to shorten the maturity of the debt facility and temporarily restricting a portion of the proceeds to be released in the period subsequent to the completion of the Asset Sale as performance measures, as yet undetermined, are met. Based on these discussions, the Company believes the debt facility will be amended before the completion of the Asset Sale to allow the Company to retain the proceeds, albeit with restrictions, but there can be no assurances in this regard at this time.

A portion of the purchase price is contingent and we may not receive those payments.

A portion of the purchase price, an amount equal to $320,000, will be held back by the Buyer to secure any indemnification claims under the Asset Purchase Agreement.  If indemnification claims are asserted, we may not receive all or any of the $320,000 payable to us.

In addition, up to $750,000 of the total purchase price is subject to an earn-out arrangement relating to the revenues generated by the CADRA Business during the three-year period following the Asset Sale.  The Asset Purchase Agreement also allows the Buyer to withhold monies due under the earn-out arrangement if indemnification claims are asserted. The Buyer has broad discretion to operate its post-closing business, and may choose to do so in a manner which may or may not result in the payment of all of the CADRA royalties pursuant to the Earn-Out Agreement.

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We may be required to make a cash payment to shareholders who exercise appraisal rights in connection with the Asset Sale, which would reduce the amount of proceeds that we have to use in the business.

Appraisal rights under the MBCA may be applicable in connection with the Asset Sale.  Whether appraisal rights may apply to a given transaction is a matter of some statutory interpretation.  Under the MBCA, if the Asset Sale is approved by the affirmative vote of the holders of two-thirds of the outstanding shares of our common stock, shareholders that did not vote in favor of the transaction and otherwise properly asserted their appraisal rights with respect to their shares may be entitled to receive a cash payment in an amount equal to the fair value of their shares (as determined in accordance with the provisions of the MBCA).  Any cash payments to shareholders in connection with the assertion of appraisal rights would reduce the amount of proceeds available for use in the business following the completion of the Asset Sale.

We will continue to incur the expenses of complying with public company reporting requirements following the closing of the Asset Sale.

After the Asset Sale, we will continue to be required to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), even though compliance with such reporting requirements is economically burdensome and will represent an even greater percentage of our expenses post-closing as we will be a significantly smaller company following the sale of the CADRA Business.

Risks Related to the Asset Purchase Agreement

The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect our business.

The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect the trading price of our common stock, our business or our relationships with customers, partners, suppliers and employees. In addition, pending the completion of the Asset Sale, our management’s focus and attention and employee resources may be diverted from operational matters during the pendency of the Asset Sale.

In the event that the Asset Sale is not completed, the announcement of the termination of the Asset Purchase Agreement may also adversely affect the trading price of our common stock, our business or our relationships with customers, partners, suppliers and employees.

We cannot be sure if or when the Asset Sale will be completed.

The consummation of the Asset Sale is subject to the satisfaction or waiver of various conditions, including the authorization of the Asset Sale by our stockholders. We cannot guarantee that the closing conditions set forth in the Asset Purchase Agreement will be satisfied. If we are unable to satisfy the closing conditions in Buyer’s favor or if other mutual closing conditions are not satisfied, Buyer will not be obligated to complete the Asset Sale.

If the Asset Sale is not completed, our board of directors, in discharging its fiduciary obligations to our stockholders, will evaluate other strategic alternatives that may be available, which alternatives may not be as favorable to our stockholders as the Asset Sale.

The Asset Purchase Agreement limits our ability to sell the CADRA Business to a party other than Mentor.

The Asset Purchase Agreement contains provisions that make it more difficult for us to sell the CADRA Business to a party other than Buyer, including a non-solicitation provision and a provision requiring us to notify Buyer of any solicitation or offer made by any third party in connection with the sale of the CADRA Business or any similar transaction. These provisions could discourage a third party that might have an interest in acquiring all of or a significant part of our CADRA Business from considering or proposing such an acquisition, even if that party were prepared to pay consideration with a higher value than the consideration to be paid by Buyer.

The Buyer is not assuming any of the excluded liabilities under the Asset Purchase Agreement.

Under the Asset Purchase Agreement, Buyer is not assuming all of the liabilities associated with the CADRA Business. Certain liabilities will remain with SofTech post-closing. For example, Buyer is only assuming customer support obligations and obligations for performance under the certain assigned contracts that arise after the closing, and is not assuming liability for any obligation or breach by SofTech occurring or arising prior to the closing. While the Company believes that it has adequately accrued for these liabilities or is adequately insured against certain of the risks associated with such excluded liabilities, there can be no assurances that additional expenditures will not be incurred in resolving these liabilities.

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The Asset Purchase Agreement may expose us to contingent liabilities.

We have agreed to indemnify the Buyer for certain breaches of representations, warranties or covenants made by us in the Asset Purchase Agreement up to $3.95 million. Significant indemnification claims by the Buyer could materially and adversely affect our business, financial condition and results of operations.

Our executive officers and directors may have interests in the Asset Sale other than, or in addition to, the interests of our stockholders generally.

Members of our board of directors and our executive officers may have interests in the Asset Sale that are different from, or are in addition to, the interests of our stockholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the Asset Purchase Agreement. See “PROPOSAL: THE ASSET SALE — Interests of Certain Persons in the Asset Sale” beginning on page 26.

THE SPECIAL MEETING

Time, Date and Place

The Special Meeting will be held on October __, 2013 at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851 at 10:00AM local time.

Proposal

At the Special Meeting, holders of shares of our common stock as of the Record Date will consider and vote upon:

•

the Asset Sale Proposal;

•

a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Asset Sale Proposal; and

•

such other matters as may properly come before the Special Meeting and any postponements or adjournments thereof.

A description of the Asset Sale Proposal is included in this proxy statement. A copy of the Asset Purchase Agreement is attached as Annex A to this proxy statement.

Required Vote

Proposal: The Asset Sale Proposal

The authorization of the Asset Sale Proposal requires the affirmative vote of the holders of two-thirds of the outstanding shares of our common stock. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Failures to vote, abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Asset Sale Proposal.

Record Date

Holders of our common stock as of the close of business on September 6, 2013, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting. On the Record Date, there were 875,135 shares of common stock outstanding and entitled to vote at the Special Meeting and any postponements or adjournments of the Special Meeting. No other shares of capital stock were outstanding on the Record Date.

Ownership of Directors and Executive Officers

As of the Record Date, our directors and executive officers beneficially held approximately 27.8% in the aggregate of our shares of common stock entitled to vote at the Special Meeting. In addition, the directors have voting control over an additional 11.6% of outstanding shares.

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Quorum and Voting

The representation in person or by proxy of holders of at least a majority of the issued and outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. Votes withheld, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Each share of common stock issued and outstanding on the Record Date is entitled to one vote.

Proxies; Revocation of Proxies

If you are unable to attend the Special Meeting, we urge you to submit your proxy by completing and returning the enclosed proxy card. If your shares of common stock are held in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you elect to vote in person at the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee authorizing you to vote your shares of common stock.

Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies will be voted “FOR” the Asset Sale Proposal and will be voted at the discretion of the persons named as proxies in respect of such other business as may properly be brought before the Special Meeting. As of the date of this proxy statement, our board of directors knows of no other business that will be presented for consideration at the Special Meeting other than the Asset Sale Proposal.

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting by:

•

giving written, dated notice to the Corporate Secretary of SofTech stating that you would like to revoke your proxy;

•

signing and returning to us in a timely manner another proxy card with a later date;

•

if you are a stockholder of record or have a legal proxy from the stockholder of record, attending the Special Meeting in person and voting; or

•

if your shares are held in “street name,” following the instructions of your bank, broker or other nominee with respect to the revocation of proxies.

Simply attending the Special Meeting will not constitute a revocation of your proxy.

Adjournments

The Special Meeting may be adjourned by the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the Special Meeting for any purpose, including for the purpose of obtaining a quorum or soliciting additional proxies if there are insufficient votes to authorize the Asset Sale. Any adjournment may be made without notice. Any adjournment will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned.

Broker Non-Votes

Broker non-votes occur when a broker holding stock in “street name” does not vote the shares on some or all matters. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the stock but are not permitted to vote on non-routine matters. Uncast votes on non-routine matters are referred to as “broker non-votes.” Because each proposal being considered at the Special Meeting is a non-routine matter, shares of our common stock as to which brokers have not received any voting instructions will not be deemed present for any purpose at the Special Meeting.

The inspector of elections will treat broker non-votes as shares that are not present and entitled to vote for the purpose of determining the presence of a quorum. However, because the votes required to approve the Asset Sale Proposal are based on a percentage of the total number of shares of common stock outstanding, broker non-votes will have the effect of a vote “AGAINST” the Asset Sale Proposal.

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Solicitation of Proxies

This proxy solicitation is being made and paid for by SofTech on behalf of its board of directors. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid any additional compensation for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Questions and Additional Information

If you have more questions about the Asset Sale Proposal or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact SofTech, Inc., Attn: Corporate Secretary, Amy McGuire, 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851, telephone number (978) 513-2725.

PROPOSAL: THE ASSET SALE

The following discussion is a summary of the material terms of the Asset Sale. We encourage you to read carefully and in its entirety the Asset Purchase Agreement, which is attached to this proxy statement as Annex A, as it is the legal document that governs the Asset Sale.

General Description of the Asset Sale

If the Asset Sale is completed, Buyer would purchase certain assets and assume specified liabilities of our design and drafting technology known as CADRA, which may constitute substantially all (as that term is defined under Massachusetts law) of SofTech’s assets, for up to $3.95 million. Approximately $2.9 million of the Purchase Price will be paid at the closing, $320 thousand on the one year anniversary of the closing (subject to any indemnification claims) and up to $750 thousand over the three-year period subsequent to the closing based on 10% of the revenue generated by that technology for the Buyer, subject to the terms of the Earn-Out Agreement.

Parties to the Asset Sale

SofTech, Inc.

59 Lowes Way

Suite 401

Lowell, Massachusetts 01851

(978) 513-2700

SofTech is a proven provider of engineering software solutions with its ProductCenter® PLM (product lifecycle management) technology and its computer-aided design product CADRA® offering. Our solutions accelerate product development, introduction and profitability by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles. We deliver enterprise PLM solutions, with comprehensive out-of-the-box capabilities, to meet the needs of manufacturers of all sizes quickly and cost-effectively.

SofTech incorporated under the laws of the Commonwealth of Massachusetts in 1969. We completed our initial public offering in 1981. Our principal offices are located at 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851. Our telephone number is (978) 513-2700, and our website address is www.softech.com

SofTech’s common stock is quoted on the Over the Counter Bulletin Board QB Market tier under the symbol “SOFT.” We file annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K with the SEC. These reports, any amendments to these reports, proxy and information statements and certain other documents we file with the SEC are available through the SEC’s website at www.sec.gov or free of charge on our website as soon as reasonably practicable after we file the documents with the SEC. The public may also read and copy these reports and any other materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

Mentor Graphics Corporation

8005 SW Boeckman Road

Wilsonville, Oregon 97070

(503) 685-7000

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Mentor Graphics Corporation is a technology leader in electronic design automation. Mentor provides software and hardware design solutions that enable its customers to develop better electronic products faster and more cost effectively.  Mentor markets its products and services worldwide, primarily to large companies in the communications, computer, consumer electronics, semiconductor, networking, multimedia, military and aerospace, and transportation industries.

Mentor was incorporated in Oregon in 1981, and its common stock is traded on The NASDAQ Global Select Market under the symbol “MENT”.   Mentor’s executive offices are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777.  Its telephone number at that address is (503) 685-7000 and its website address is www.mentor.com. Electronic copies of Mentor’s reports filed with the SEC are available through Mentor’s website as soon as reasonably practicable after the reports are filed with the SEC.

Background of the Asset Sale

SofTech acquired an $11 million in revenue, Michigan based, systems integrator company in 1990 which included a group of three employees distributing third party hardware and software aimed at mechanical engineers. At the time, this group sold and supported workstations from Silicon Graphics, Inc. and computer aided design (“CAD”) software from Parametric Technology Corporation (“PTC”), and generated revenue of about $1 million of the $11 million annual revenue of the acquired entity.

By the fiscal year ended May 31, 1996, this CAD division had grown to approximately $14 million in revenue and had 39 employees operating out of 6 offices in the United States. PTC’s CAD software was the core technology being offered by SofTech with the sale of workstations and services such as installation and training deriving from the sale of that software.

By September 1996, SofTech had sold off or closed down all its other business activities other than this CAD division. The proceeds from those business divestitures were distributed to shareholders ($30 per share in cash in December 1996 and, in May 1997, $20.60 per share in stock of another public company that had been received as part of the proceeds from one such product line sale), and a new management team was appointed with a plan to grow the CAD business. That management team nominated a new board of directors and the existing directors at the time resigned.

We were notified by PTC that, effective September 30, 1996, all sales of its popular Pro/Engineer software would be sold directly by PTC to the end user thereby eliminating all resellers. SofTech was the second largest reseller of Pro/Engineer in the U.S. at that time, had been offering the technology from its launch and had secured some very large accounts. Resellers such as SofTech were allowed to market a newly introduced PTC product called PT/Modeler, a scaled down version of Pro/Engineer at a reduced price. The distribution agreement between PTC and the Company allowed for the termination of the arrangement for any reason whatsoever, or no reason at all, with 30 days notice.

Following the PTC decision regarding distribution of its technology as described above, SofTech developed and implemented an acquisition strategy. From 1997 through 2003 the Company completed seven acquisitions of technology and services companies focused on the CAD market and eventually ended all distribution of hardware and third party software products. At the heart of the strategy was putting the Company in a position where it owned its technology so as to avoid the risk of being put out of business as a reseller of another companies' technology.

The most significant acquisition was the CADRA technology in May 1998 for approximately $11.4 million in cash. CADRA was a well-established design and drafting technology generating revenue of approximately $15.9 million and net income of approximately $1.6 million in the last full fiscal year prior to our acquisition. CADRA was first introduced in 1983 but was never able to attain a large enough customer base to be a dominant solution in that design and drafting market. The design and drafting market was dominated by Autodesk’s AutoCAD technology, the de facto standard in 2D design. By 1998, the CAD market was shifting from complex, $20,000 per unit, UNIX based, 3D solutions offered by billion dollar revenue companies such as Dassault, PTC and Structural Dynamics Research Corporation, to easy-to-use, $5,000 per unit, CAD solutions offered only on the Microsoft platform by companies like SolidWorks, Autodesk and eventually Siemens.

Although the design and drafting market was eclipsed first by high-end 3D solutions in the late 1980’s and then by lower priced, very powerful mid-range 3D solutions in the mid-1990’s, SofTech believed that the CADRA technology would continue to be utilized in the marketplace for the foreseeable future. The CADRA technology acquired had a great reputation, a loyal but small (relative to AutoCAD’s customer base) customer base and a deeply experienced employee group.

Our strategy was to market the CADRA technology through our 18 office locations throughout the United States, a significant improvement over the U.S. distribution of the CADRA technology prior to our acquisition. Most of our offices had previously marketed Pro/Engineer or other CAD technology and/or service offerings.

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The acquisition strategy described above was funded primarily through a $9 million debt facility with Imperial Bank (“Imperial”), and a $5 million subordinated loan, a $2.5 million bridge loan and an equity investment of $1.5 million all from Greenleaf Capital, Inc. (“Greenleaf”).

The strategy to market and sell CADRA through the Company’s existing sales offices was a failure. In the third quarter of fiscal 1999, we failed to meet a financial covenant on the Imperial debt facility and were declared in default on that arrangement. In the first quarter of fiscal 2000, Greenleaf provided an $11 million debt facility to satisfy the Imperial loan and to provide us with additional working capital. In November 2002, Greenleaf increased the $11 million loan facility to $15 million and provided us with a $3 million line of credit.

We believe the CADRA marketing and sales strategy failed because the Company’s sales representatives and engineers were accustomed to representing PTC’s Pro/Engineer solution that was a revolutionary 3D technology when introduced in 1988 and had a distinct technological advantage in the CAD marketplace through the mid-1990’s. Potential users were eager to get a product demonstration and existing users were broadening their deployment of the technology within their organizations. CADRA, on the other hand, was a design and drafting technology operating in a market dominated by Autodesk’s AutoCAD solution that had become the de facto standard for design and drafting solutions.

The Company implemented a changed strategy with the CADRA technology under a new CEO in June 2001 after incurring cash losses (net loss adjusted for non-cash expenses and capital expenditures) totaling approximately $10.1 million for the three-year period ended May 31, 2001, the three fiscal years that immediately followed the acquisition of the CADRA product line in May 1998.

The new strategy reflected the fact that there was no reasonable approach SofTech could implement to dislodge AutoCAD from its dominant position in the design and drafting market. However, SofTech could focus its resources on keeping its existing CADRA users satisfied with the technology so as not to move to another solution while keeping expenditures at or near the predictable recurring maintenance revenue, which historically had been about 60% to 65% of CADRA revenue. Most of the U.S. sales offices were closed in the first quarter of fiscal year 2002 under this new strategy and development resources were reduced.

This changed approach limited our potential for increasing CADRA’s revenue, however, the profitability of that product line increased significantly and, because it was SofTech’s largest operating unit at that time, had a dramatic and positive immediate impact on the consolidated results.  Since the change in strategy with regard to the CADRA product line, SofTech has generated twelve straight fiscal years of positive cash flow (net income (loss) plus non-cash expenses less capital expenditures) totaling nearly $9 million.

With the change in strategy, CADRA has been a reliable cash flow generator for the Company. Annual revenue has declined but operating profits as a percentage of revenue have been consistently in excess of 50%.

As previously described, Greenleaf initially loaned the Company $7.5 million in subordinated loans to partially fund the acquisition strategy in 1998. Following the Company’s default on its loan facility with Imperial, Greenleaf provided the Company with an additional $11 million loan facility to repay Imperial in full and provide the Company with additional working capital, which was later increased to $15 million along with a $3 million line of credit.

At various times in the past, the Company sought alternatives that might allow it to reduce its highly leveraged financial position. In January 2008, Greenleaf and the Company contracted with the Company’s current CEO, Joseph Mullaney (Mr. Mullaney previously served as CEO from June 2001 through December 2006), and former CFO, Douglas Potter (Mr. Potter served as CFO from June 1990 through December 1993), to identify and approach potential buyers for some or all of the business. In a project that spanned eight months Messrs. Mullaney and Potter identified and contacted 20 potential targets composed of both strategic and financial buyers. From those efforts, only one potential buyer emerged. In that one instance, the financial buyer (“Entity A”) indicated a value for the entire business of approximately $5 million conditioned on a structure that would allow them to purchase 100% of the assets of the business without any liabilities. The SofTech board of directors at the time concluded that the value indication from Entity A was insufficient and the proposed structure too complicated to pursue the transaction further, and in October 2008 ceased the sale process.

In the summer of 2009, Mr. Mullaney had identified three new potential buyers for the SofTech business and approached Greenleaf to determine if there was any interest on their part in pursuing a sale. In August 2009, Mr. Mullaney entered into an Advisory Agreement with Greenleaf whereby a contingent fee arrangement was established in the event a final sale was completed with a buyer identified by Mr. Mullaney. All deal activities, however, were to be managed by the Greenleaf CFO, Michael Elliston, also a SofTech director, with the aid of the SofTech management team.

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Mr. Elliston engaged exclusively with one of the three Mullaney identified prospects (“Entity B”) to determine if a sale could be completed. It was determined by Mr. Elliston that Entity B had the greatest financial capacity to complete a transaction. Mr. Elliston and the SofTech management team met with principals of Entity B in the fall of 2009 after signing a Non-Disclosure Agreement. After the presentations and preliminary due diligence, Entity B indicated that they were interested in purchasing SofTech for approximately $6 million in cash but required additional due diligence to determine the structure of the transaction. The SofTech board of directors at the time and Greenleaf agreed to continue discussions and due diligence activities to determine if a transaction could be completed.

In June 2010, the Company defaulted on its loan agreement with Greenleaf by failing to make a scheduled principal and interest payment due on the loan. In August 2010, the Company and Greenleaf entered into a forbearance agreement whereby Greenleaf agreed not to enforce its rights under the loan agreement for repayment. Also in August 2010, William Johnston, Greenleaf’s President and a director of SofTech, and Mr. Elliston, resigned as SofTech directors and the Company filed a Form 15 with the SEC to de-register its shares and immediately suspend all filing requirements on Forms 10-Q and 10-K. The forbearance agreement expired on October 1, 2010 and was not renewed.

In June 2010, the Company engaged outside counsel to assist them in preparing for a possible foreclosure action by Greenleaf to collect its outstanding debt of more than $10 million. Greenleaf worked closely with management and outside counsel during this period to protect its investment in the Company by providing additional short term financing to continue operations. Between July 2010 and the Recapitalization Transaction, as defined hereunder, the Company incurred expenditures totaling nearly $400,000 primarily related to services provided by outside counsel preparing for a court action that would in all probability have resulted in the complete loss of value for the SofTech equity holders.

After a lengthy period of due diligence, the Company received a non-binding letter of intent on August 26, 2010 from Entity B proposing a $6 million cash purchase of substantially all of the assets conditioned on the Company going through a court procedure known as an Assignment for the Benefit of Creditors (“ABC”).  Generally, after an ABC process is completed, the secured lender, in this case Greenleaf, would own 100% of the assets free and clear of all unsecured creditors’ and equity holders’ claims.  The SofTech board of directors at the time and Greenleaf agreed to continue through the due diligence process with Entity B to determine if a deal could be completed on the terms outlined in the letter of intent.

In connection with evaluating the above described offer from Entity B, the board of directors at the time, determined, with the assistance of independent valuation firms, that the fair value of the business assuming no cash or debt and assuming no value for the Company’s tax attributes was between $3.2 and $3.3 million.

On September 28, 2010, the Company received a non-binding letter of intent from an entity (“Entity C”) that had been identified by the Company’s then CEO, Jean Croteau, indicating a willingness to pay Greenleaf between $4 and $5 million in full satisfaction of all monies due from SofTech so that a merger between Entity C and a debt free SofTech could be completed. No details were provided in that communication as to structure of the merger and how much, if any, of the merged entity would be owned by the former SofTech shareholders after completion of the merger.

On October 19, 2010, after completing certain due diligence procedures including interviews of key employees, Entity C revised the letter of intent and offered to pay $2 million in cash for 100% of the assets of the CADRA product line or, as an alternative, offered to pay $3.5 million in cash for 100% of the Company’s assets and up to another $450,000 in a contingent arrangement based on a significant customer’s maintenance renewal.

In a letter dated September 15, 2010, Entity B revised their August 26, 2010 letter of intent. Citing the time that had elapsed since their earlier letter and deterioration in the business, they reduced their cash offer from $6 million to $3 million.  In a letter dated December 21, 2010, Entity B added to their $3 million offer a contingent payment of up to $500,000 based on 50% of all maintenance fees earned from a significant customer’s maintenance renewals over the five year period subsequent to the close.

In a letter dated December 23, 2010, the Company received and shortly thereafter accepted a non-binding letter of intent from a group of investors organized by Mr. Mullaney whereby they offered to purchase 384,588 shares of common stock for an aggregate purchase price of $421,765. That equity infusion together with a $3.2 million loan facility from Danvers Bank to the Company arranged for by the investor group would be used to pay Greenleaf $3 million in full satisfaction of the $10.6 million it was owed. Greenleaf would retain its 5.4 million common shares (prior to the 1-20 reverse stock split in June 2011). This transaction was completed on March 11, 2011 (“Recapitalization Transaction”). Mr. Mullaney and Mr. Robert Anthonyson, a member of the investment group, were appointed CEO and VP of Business Development, respectively, and each was named a director. In addition, two new directors were appointed and the former directors resigned.

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In making the case for the acceptance of this proposal, the investor group argued that avoiding an ABC procedure was beneficial to Greenleaf in that they may receive slightly less cash initially as compared to the other alternatives being considered but would retain equity that had the potential for upside value. In addition, other SofTech shareholders would have potential upside value as compared to the certainty of zero value in the event whereby the ABC process was completed thereby avoiding potential time consuming and expensive disputes with unsecured creditors and equity holders subsequent to the ABC procedure.

The strategy of the new management team has been threefold:

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Stabilize the revenue for the three product lines: CADRA, ProductCenter and AMT;

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Seek reasonable investment ideas that had the potential to grow the revenue profitably; and

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Identify and implement actions to monetize Company assets to enhance shareholder value.

The new management team believes it is in a better position to enhance shareholder value, relative to the overwhelming debt position of the Company prior to the Recapitalization Transaction, given the greatly improved financial position of the Company and the experience of the investor group.

In March 2012, the Company engaged Monadnock Advisors (“Monadnock”) to provide business advisory and investment banking services. Hank Nelson, a current SofTech director, is the principal of Monadnock and was responsible for assisting the investor group in securing the debt financing from Danvers Bank in March 2011. Danvers Bank was purchased by People’s Bank in June 2011.

Monadnock initially worked with management to develop the descriptive materials and presentations, articulate the strategy, prepare financial forecasts, research the complex issues related to the tax attributes and identify potential companies (“M&A Partners”) that might benefit from SofTech’s assets. These assets included a loyal customer base, strong recurring maintenance revenue, a deeply experienced and long-tenured employee group, two profitable product lines (AMT product line was sold in May 2011) and certain federal and state tax attributes totaling approximately $25 million. The Company had a valuation reserve against those tax attributes due to the uncertainty regarding realization.

As part of the preliminary investment banking efforts, Monadnock identified a total of 58 companies that, on initial evaluation, appeared to be synergistic with the Company. The targets were divided into three different groups based on an assessment of the likelihood that a mutually beneficial transaction might be consummated. Management worked with Monadnock to further assess and narrow the list.

In July 2012, the agreement with Monadnock was amended to re-direct its focus from identifying M&A Partners to assisting the Company in its efforts to refinance its debt. This amendment was necessitated by the aforementioned acquisition of Danvers Bank by People’s Bank. The debt facility obtained by the Company in March 2011 from Danvers Bank was based on the historical and projected cash flows of the business. Danvers Bank had a business unit that focused on cash flow lending. Following the acquisition by People’s Bank, many of the people within this specialized cash flow lending group departed and the newly assigned account relationship managers made it clear to the Company that People’s Bank: (i) would not have made the loan to SofTech; and (ii) was more focused and interested in traditional asset based lending for which SofTech would not qualify. In addition, the basic banking services provided by People’s Bank deteriorated significantly subsequent to the transaction in a number of ways. Based on this, the Company believed it could not rely on People’s Bank as a dependable debt provider in the event whereby we encountered any disruption in expected business activity. In fact, the Company viewed its deteriorated relationship with People’s Bank to represent a significant financial risk and that attempting to mitigate that risk with a refinancing would protect shareholder value.

In connection with refinancing activities, Monadnock contacted sixteen traditional debt providers and fourteen alternative financing sources over the months between July 2012 and about April 2013. These efforts included communications, delivery of background information, meetings and detailed presentations with several of the thirty financing sources contacted. This activity resulted in two term sheets and the refinancing in May 2013 with Prides Capital.

The Company’s experience both during the efforts to secure debt financing prior to the March 2011 Recapitalization Transaction and the refinancing activity described above clearly demonstrated to us that there are few reasonably priced debt providers willing to lend on cash flow to companies with our financial profile despite a twelve year history of positive results, defined as earnings before interest and tax expense, depreciation and amortization (“EBITDA”), one of the primary measures used by debt providers for basing their lending decisions.

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During the period whereby the Company was attempting to refinance its debt, we remained in compliance with various debt covenants of the debt facility with People’s Bank but the margin by which we complied was insufficient, in management’s view. For example, for the twelve months ended August 31, 2012 our ratio of EBITDA to outstanding debt (“Leverage Ratio”) had to be 1.75:1 or less. Our actual Leverage Ratio for that period was 1.59:1 and we were in compliance. However, had our EBITDA for that quarter been $180,000 rather than the $285,000 actual operating results, we would have violated our Leverage Ratio. As described above, we did not believe our banking relationship was strong enough to renegotiate the terms of the facility had we violated any covenants. The revenue from the sale of our patents in the first and second quarters of fiscal 2013 for $200,000 and $100,000, respectively, were the incremental contributions to EBITDA that allowed us to remain in compliance with the Leverage Ratio.

On September 22, 2012, Monadnock was contacted by Mr. Kwame James of Global Vantage inquiring as to SofTech’s possible interest in an equity investment for a majority stake. This led to an introductory phone conversation between and among Mr. Syed Gilani, Director of Business Development, Continuing Engineering Division for Mentor, Joseph Mullaney, CEO of SofTech and Hank Nelson, Principal of Monadnock on October 11, 2012 and sharing of preliminary overview information. On November 20, 2012, the Company entered into a Non-Disclosure Agreement with Mentor and provided additional information including non-public information and forecasts.  On December 13, 2012, SofTech representatives Joe Mullaney, Bob Anthonyson, Vice President of Business Development, and Hank Nelson met with Mentor representatives Henry Potts, Vice President and General Manager, Systems Design Division, Syed Gilani, Mike Griesbach, PADS Product Line Director, and Dan Boncella, Director of Marketing, Systems Design Division, to share preliminary information about our respective companies. On December 19, 2012, Mike Griesbach visited SofTech’s headquarters and was given a demonstration of the CADRA technology.

Over the subsequent several months the companies engaged in informal discussions regarding product lines, valuation, customer base and other matters related to the CADRA Business.

In late January 2013, uncertain as to whether a transaction could be completed with Mentor, Mr. Mullaney instructed Monadnock to contact other potential M&A Partners. The Company and Monadnock together reviewed the entities initially and preliminarily identified prior to the Company redirecting Monadnock to the refinancing effort and, from that list, selected those entities for which we believed SofTech represented the most value. Over the subsequent weeks, a total of nine entities were contacted, several Non-Disclosure Agreements signed and descriptive materials regarding SofTech shared.

At the same time the informal discussions continued between and among Kwame James, Syed Gilani, Hank Nelson and Joe Mullaney sharing information, financial modeling, customer data, and trends in the CADRA Business; all primarily aimed at narrowing the valuation gap between the parties.

On March 14, 2013, the Company received a draft term sheet (“Term Sheet”) from Mentor detailing the terms under which they would be interested in purchasing the CADRA product line from SofTech in an asset deal. On March 20, 2013, the SofTech board of directors met for the sole purpose of reviewing the Mentor Term Sheet and an Exclusivity Agreement. Management reviewed the key terms of the draft documents, provided preliminary financial analysis such as the estimated net present value of the proceeds to be received in the transaction, the estimated cash to be generated from the sale along with pro forma financial statements assuming the transaction would be completed on or before May 31, 2013. The board of directors also reviewed the status of communications between the Company and the nine entities contacted since late January 2013. The board of directors authorized management to move forward with the Mentor discussions and provided specific feedback on the provisions of the Term Sheet.

After additional discussions with Mentor, the two parties agreed upon the non-binding Term Sheet and on March 26, 2013 signed a binding Exclusivity Agreement restricting SofTech from negotiating for the sale of CADRA to a party other than Mentor through May 31, 2013.

Following the execution of the Exclusivity Agreement, the parties engaged in due diligence activities including negotiating the Asset Purchase Agreement, the Earn-Out Agreement and the Distribution Agreement. Between March 26, 2013 and August 30, 2013, the date the Asset Purchase Agreement was signed, the SofTech board of directors met in person or by conference call on five dates to discuss, among other things, the transaction with Mentor.

On April 9, 2013, the board of directors met. Management reported that that the initial due diligence request from Mentor had been received and information was being gathered. A data room was being established to upload materials responsive to the request. A preliminary timeline for deal completion was reviewed and the most difficult issues that needed to be resolved were identified.

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The board again met on May 30, 2013 and, among other matters, discussed the Mentor transaction. Management reported that there were three critical issues that needed resolution before the final stages of due diligence could be completed. The issues were significant enough to delay these due diligence tasks which would involve technology assessment by third party vendors and interaction with the employees of the Company’s CADRA development group. The directors had a discussion regarding the advantages and disadvantages of completing the sale, the prospects for profitable growth from the remaining operations subsequent to the sale of CADRA, the possible reaction to an announcement from employees, customers, partners and investors and other matters that might impact shareholder value should the contemplated transaction be completed. Following this discussion, the board authorized management to continue negotiations towards resolving the critical issues so that the remaining due diligence tasks may be completed.

On June 18, 2013, the board of directors held a conference call to discuss the Earn-Out Agreement. Specifically, the Company was seeking certain assurances regarding unit pricing and/or operational controls during the three-year period wherein the Company would be receiving royalty payments. Mentor discussed with the Company its plans for the business subsequent to acquisition but was unwilling to commit to operational controls including unit pricing during the earn out period. Management provided the board with its assessment of the risk to the SofTech shareholders of not having such operational controls contractually provided for in the Earn-Out Agreement. Specifically, it was reasoned, the Company maximized its $750 thousand in contingent payments if the CADRA Business generated an average of $2.5 million per year for Mentor over the three-year period following the completion of the transaction. The average revenue for CADRA over the last three fiscal years was in excess of $3.0 million. Given SofTech’s continued involvement as a reseller in Europe (except for Germany) and account control over Sikorsky, the largest U.S. CADRA user, for one year, it was management’s view that the Company would have a direct contribution towards maximizing the royalty. In addition, over the last three fiscal years approximately 65% of the annual CADRA revenue had been derived from recurring annual maintenance revenue contracts that are reasonably predictable in that they represent customers protecting their investment rather than making a new technology investment. Historically, CADRA maintenance support contracts had renewals rates of approximately 90%. After further discussion, the board of directors authorized management to acquiesce to Mentor’s position on this matter.

On August 1, 2013, the board met to discuss several matters, among them the Asset Sale. Management reported that while not all matters were completely resolved, significant progress had been made and it did not appear that there were any material issues that couldn’t be resolved. It was estimated that the Asset Purchase Agreement and related agreements would be ready for a final board review and vote in the last two weeks of August 2013. Management then reviewed the process and timeline for announcing the transaction, scheduling a shareholder meeting and filing the proxy statement in the event whereby the board did vote to approve the transaction.

On August 20, 2013, board of directors met to review the final documents related to the proposed Asset Sale. Management first summarized the key activities related to the transaction that had been completed over the last month including third party assessment of the CADRA source code, discussions with employees, interactions with Prides Capital concerning the debt facility and final negotiation of the terms of the Asset Purchase Agreement and ancillary agreements associated with the contemplated transaction. Considerable time was spent reviewing each of the significant terms of the Asset Purchase Agreement and the Earn-Out Agreement. Lastly, an estimated timeline of events was presented in the event whereby the board voted to approve the transaction. Management concluded the presentation with a recommendation that the board vote to give management the authority to complete the transaction. The board then unanimously voted to give management the authority to complete the Asset Sale on terms not materially different from those reviewed with the board.

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Reasons for the Asset Sale

The board of directors has determined that the sale of CADRA Business in this transaction is in the best interests of the shareholders because it believes that the purchase price represents a full valuation of the CADRA Business and that the Company will have a better chance of increasing shareholder value by selling the CADRA Business in this transaction than it would if it retained the CADRA product line and continued to operate it.  Specifically, the cash proceeds from the Asset Sale will provide the Company with needed financial liquidity and flexibility, which is important to the Company and its shareholders in order to avoid the risk of defaulting on the covenants in its current debt facility with its lender and to provide the Company with the opportunity to continue to operate its remaining business while pursuing other initiatives intended to increase shareholder value.  In evaluating the terms under which Mentor offered to purchase the CADRA product line, the board considered many factors. The most important factors considered were the following:

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Value. The board of directors determined that the purchase price offered by Mentor was a fair value for the CADRA Business relative to other indicators of value, considering the $2.88 million in cash to be paid at the closing, the 10% one-year holdback (equaling $320,000), the earn-out payments of up to $750,000 over the three year period following the closing date, the liabilities assumed and the billed receivables retained by SofTech. Other indicators of value included discussions with unrelated third parties over the recent past, market value of the business as reflected in the stock price and the market value as indicated by the investors that purchased 39% of the Company’s equity in the Recapitalization Transaction for $421,765;

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Liquidity. The transaction would result in the Company having a positive net cash (cash less debt) position immediately following the closing for the first time since 1997. While reasonable levels of borrowing can enhance shareholder value it also increases the financial risk profile of the business. The actual performance of the business as compared to the performance against certain debt covenants does not provide the business with an adequate cushion to insulate it from uneven order flow and/or unexpected expenditures. For example, for the twelve months ended August 31, 2012 our Leverage Ratio had to be 1.75:1 or less. Our actual Leverage Ratio for that period was 1.59:1 and we were in compliance. However, had our EBITDA for that quarter been $180,000 rather than the $285,000 actual operating results, we would have violated our Leverage Ratio. As described above, we did not believe our banking relationship was strong enough to renegotiate the terms of the facility had we violated any covenants. The revenue from the sale of our patents in the first and second quarters of fiscal 2013 for $200,000 and $100,000, respectively, were the incremental contributions to EBITDA that allowed us to remain in compliance with the Leverage Ratio. The Company experienced debt default in both 1999 and again in 2010. Default on debt allows the lender, at its discretion, to seek immediate repayment through foreclosure or other means that can significantly diminish or completely destroy shareholder value. As described above, this is exactly the situation faced by the SofTech shareholders before the Recapitalization Transaction.

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Prospects of the CADRA Business as Part of Company’s Operations.  For more than a decade through fiscal 2010, we had experienced revenue declines in our CADRA product line. The revenue declines were due to the age of the product, the introduction of robust 3D solutions for less than $5,000 per unit and the dominance of AutoCAD in the 2D market, a product offered by Autodesk. However, in fiscal years 2011 and 2012 CADRA revenue increased as compared in each case to the immediately preceding fiscal year, primarily driven by our existing non-maintenance CADRA customers that repurchased licenses due to the upgrade of their operating system. Older versions of CADRA do not function on the Windows 7 operating system. If the Company were to continue to operate the CADRA Business, it would expect to benefit from this kind of activity from time to time as Windows 7 adoption expands.  However, it is difficult to predict the extent of this kind of inoperability-related revenue.  Given the foregoing and the fundamental trend of this product line, the board of directors has determined that the long-term interests of the shareholders are best served by using the proceeds from the Asset Sale to focus on the Company’s other businesses, while pursuing new strategic activities.

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Strategy. The current management team took operational control in March 2011. Prior to that Recapitalization Transaction, Greenleaf and the previous management team were evaluating various alternatives for resolving the default on the Greenleaf debt facility including putting the Company through an Assignment for the Benefit of Creditors which would have reduced the value of the common shares to zero. The stated strategy of the new management team has been to enhance shareholder value from the $1.09 per common share price on the date the Recapitalization Transaction was completed (March 11, 2011). A core tenet of the management team’s strategy following the Recapitalization Transaction has been to actively consider ways to monetize some or all of the Company’s assets and to pursue new strategic initiatives, such as potential business combinations, sale transactions or strategic partnerships. The sale of the Company’s AMT product line in May 2011 and the sale of its patents in June 2012 and September 2012 reflected implementation of that strategy. The Company’s tax attributes allowed these taxable events to be offset resulting in no federal or state tax being assessed. The proposed sale of the CADRA product line is a continuation of that stated strategy. The board of directors believes that the Company has a better chance of enhancing shareholder value by using the proceeds from the Asset Sale to pursue strategic initiatives than by continuing to operate the CADRA Business.

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•

The Buyer. Mentor is a company with worldwide operations, more than $1 billion in revenue and the financial strength to complete the transaction and invest in CADRA’s success. The Company has a financial interest in the success of the CADRA technology after completion of the transaction through potential earn-out payments of up to $750,000, and strongly believes Mentor can and will grow the CADRA user base.  As such, we will continue to seek opportunities to support Mentor’s growth initiatives with the technology.  Furthermore, for a minimum of one year following the Asset Sale, the Company will continue to offer CADRA in Europe through its wholly-owned Italian subsidiary and will be responsible for managing the marketing and sales activity to Sikorsky Aircraft, the largest CADRA user in the United States.

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Use of Tax Attributes to Reduce Taxable Income. At the Recapitalization Transaction date, the Company had certain federal and state tax attributes totaling approximately $24 million. The Company has spent a considerable amount of time and money seeking ways to both protect the tax attributes from being limited and using the attributes to reduce taxable income prior to the expiration of the tax assets. The transaction whereby Greenleaf agreed to accept $3 million in exchange for its $10.6 million indebtedness, the taxable gain from the sale of the AMT product line and the sale of the Company’s patents utilized federal and state tax attributes to completely offset federal and state tax payments that might otherwise be due. Management estimates that the sale of the CADRA Business will generate a significant taxable gain that will be substantially reduced or completely offset from federal and state taxes as a result of utilizing these tax attributes.

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Remaining Operations. The board of directors carefully considered the challenges and opportunities that would exist for the Company’s remaining operations following the Asset Sale.  As described under the caption “Activities of SofTech Following the Asset Sale”, subsequent to the sale of the CADRA product line, we will continue operating as a going concern developing and offering our ProductCenter and Connector technologies, reselling CADRA through our Italian subsidiary and marketing our technology partners’ offerings.

The above described businesses and prospects, together with estimated tangible assets of about $5.6 million subsequent to the transaction, holdback and contingent payments from Mentor over the next three years of up to $1,070,000 and a 30% interest in potential future recoveries by Acacia Research Group and its wholly-owned subsidiary Auto-Dimensions LLC (“Acacia”) provide additional opportunities for the Company to continue to positively impact shareholder value subsequent to the CADRA sale. The arrangement between SofTech and Acacia is more fully described in Note J to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2013. The Company’s liquidity would be significantly enhanced, its financial risk profile substantially reduced and management’s ability to continue its March 2011 strategy of enhancing shareholder value strengthened as a direct result of completing this proposed transaction.

The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive, but rather includes material factors considered by the directors. Our board of directors also considered other factors, including those described in the section entitled “Risk Factors” in this proxy statement, in deciding to approve, and unanimously recommending that our stockholders approve, the Asset Sale. In reaching its decision and recommendation to our stockholders, our board of directors did not quantify or assign any relative weights to the factors considered and individual directors may have given different weights to different factors. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above.

Recommendation of Our Board of Directors

After careful consideration by the board of directors, the board unanimously approved the Asset Purchase Agreement and the other transactions contemplated thereby, and unanimously determined that the terms of the Asset Purchase Agreement are advisable and are fair to and in the best interests of the Company and its shareholders. Accordingly, the board unanimously recommends that shareholders approve the transaction as described herein.

Activities of SofTech Following the Asset Sale

As further described under the caption “Reasons for the Asset Sale,” the board of directors believes that increasing shareholder value will be more likely achieved by selling the CADRA Business in this transaction than by retaining the CADRA product line and continuing to operate it.  Following the sale of the CADRA Business, we will need to restructure our business to enable us to successfully operate as a significantly smaller company and to seek new sources of revenue and possible new strategic initiatives.  The board of directors currently believes that the long-term interests of the shareholders is best served by the Company pursuing the activities described below and other strategic initiatives that the board of directors may subsequently determine are in the best interests of the shareholders.

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PLM Business

Subsequent to the completion of the sale of the CADRA Business to Mentor, SofTech will continue to offer its ProductCenter and Connector technologies to design and manufacturing companies. Our ProductCenter technology manages the engineering data and electronic files of discrete parts designed in third party proprietary design technologies offered primarily by SolidWorks, PTC and Autodesk. The Connector platform is a technology that allows for a direct interface between Aras Innovator a PLM solution which features modern, web-based technology, and various well-established CAD technologies. The Aras technology is offered under a subscription revenue model as is our Connector technology. We entered into a partnership agreement with Aras in 2012, pursuant to which we provide distribution and consulting services, as further described below.  For a description of the risks related to our PLM business, see “Risk Factors – Risks Related to Our Business” in our Form 10-K for fiscal year 2013.

Over the last six months, the Company has developed for one of its largest customers an easy to use product offering combining a third party analysis solution with a 2D solution that allows a mechanical design engineer to simulate the movement of his or her design with limited training. Giving the mechanical design engineer the ability to detect design flaws and correct them with this easy to use technology represents an advancement, we believe, and one we hope to capitalize on in the coming years. We will seek to further develop this solution and introduce it to our customers over the coming fiscal year.

Distribution Activity

In connection with the Asset Sale, SofTech will enter into a distribution agreement with Mentor to market and support the CADRA technology throughout Europe (except Germany), for a minimum of one year following the Asset Sale, to approximately 40 existing customers through its wholly-owned subsidiary in Italy, SofTech Srl.   In addition, pursuant to the terms of the distribution agreement, for a period of one year from the closing, SofTech will be the account representative for Sikorsky Aircraft, the largest CADRA user in the United States. The margin to be earned by SofTech for this distribution activity will be consistent with the margin earned by distributors in the industry.

In addition, we will continue to market and distribute third party technologies from Aras and SpaceClaim as we have since 2012.

Consulting

SofTech has been engaged in the PLM market since 1993. Our consulting group is composed of deeply experienced, long tenured experts solving very complex problems relating to data migration, customization, data control, access, version control, connectivity between proprietary systems  and a myriad of other problems encountered by our customers. Our revenue from consulting activities for fiscal year 2013 was about $875,000, representing an increase of 19% over the prior year period.  This increase in consulting revenue was driven partly by our new partnership agreement with Aras, a rapidly growing PLM company that is disrupting the status quo. We intend to continue to grow and invest in our consulting business following the Asset Sale.

Exploring Strategic Initiatives

Since the completion of the Recapitalization Transaction in March 2011, the stated strategy of the new management team has been to enhance shareholder value from the $1.09 per common share price on the date of the Recapitalization Transaction.  A core tenet of the management team’s strategy following the Recapitalization Transaction has been to actively consider ways to monetize some or all of the Company’s assets and to pursue new strategic initiatives, such  as potential business combinations, sale transactions or strategic partnerships.

Developing Remaining Patent Estate.  The Company has filed three provisional patents and purchased the rights to one provisional patent since March 2011. These patents remain in process at the United States Patent and Trademark Office as of the date of this proxy statement, and the Company intends to continue to pursue the resolution to these filings.  These patents generally relate to methods of accumulating buyers’ information in a database in ways that allow the information to be shared with sellers so as to allow the sellers to make targeted, relevant offers to the buyers.  While these patents, which could generally be considered eCommerce related, pertain to technologies that are not directly related to our historical revenue producing business activities, we believe they may have applications in those areas.

Analyzing the potential of the technologies described in these patents and the business case for us to invest in efforts to commercialize any of them is part of an ongoing evaluation. It is possible that our efforts will be limited to securing the patent awards and monetizing the patents as we did in fiscal year 2013 for our five patents in the PLM space. While many of these businesses would be new to us, we believe that we possess underlying competencies from our existing businesses, such as strong engineering and software capabilities especially in database technologies, and other attributes, such as numerous long-term client relationships with technology companies, that may be complementary to developing new businesses around these technologies.  However, any investment by us to attempt to commercialize the technologies described in these patents could be costly and prove to be unsuccessful.

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Strategic Transactions.  We will continue to evaluate business combination and other sale opportunities.  We believe that, in addition to our remaining businesses and prospects described above, our status as a publicly traded company and tax attributes could make us an attractive strategic partner.  As of May 31, 2013, SofTech had approximately $20 million in federal tax attributes and approximately $7 million in state tax attributes. We expect to generate taxable income in fiscal year 2014 from this transaction, which we believe will be significantly or completely offset from federal and state taxation by use of these tax assets. We will continue to seek strategic transactions for the benefit of our shareholders, but there can be no assurances in this regard.

Other

Deferred CADRA Purchase Price.  The sale of the CADRA assets includes a contingent earn-out payment equal to 10% of Mentor’s revenue derived from the CADRA technology up to a maximum of $750,000 over the three year period following completion of the transaction. Therefore, SofTech has a direct financial interest in the continued success of the CADRA technology subsequent to the sale.

Contingent Rights with Respect to Transferred Patents.  In addition to our technology offerings, the Company retained its financial interest in the patents sold to Acacia in June 2012. In December 2012, Acacia filed infringement lawsuits in East Texas against Dassault Systemes SolidWorks, Autodesk and Siemens seeking treble damages for the unauthorized use of the technology described in those patents. SofTech received $300,000 as a non-recoverable advance payment against 30% of the net proceeds received by Acacia. A trial date has been set for November 2015. We believe there are other technology companies other than the three that have been sued that are also using the ideas protected by these patents. Acacia has complete control with regard to actions it may take or not take with regard to enforcing these patents. SofTech has a contractual obligation to support Acacia in its legal proceedings.  In July 2013, Dassault Systemes SolidWorks (“Dassault”) filed a third party claim against SofTech in connection with the above described suit by Acacia against them. Dassault alleges that SofTech promised an arrangement that would protect Dassault from claims of infringement of the patents in question. Among other things, Dassault is seeking reimbursement from SofTech of any amounts it may have to pay for infringing the patents, including legal fees. SofTech believes that Dassault’s claims are without merit and intends to vigorously defend itself against them.

Management believes that the above described activities represent opportunities for SofTech to improve its shareholder value. Further, SofTech’s improved financial position as a direct result of the sale of the CADRA Business in this transaction will provide the capital to pursue these activities. As further described in this proxy statement, the Asset Purchase Agreement restricts our ability to pay dividends or buyback shares (with the exception of certain defined repurchase activities) for a one year period after the closing. Furthermore, our debt agreement does not allow for dividends or share repurchases without written consent. However, we believe that in many situations repurchases and/or dividends can play an important role in maximizing shareholder value and may seek the consent of the lender to do so subsequent to the one year anniversary of the transaction, though there can be no assurance that we will do so or that we will be able to obtain lender consent.

Use of Proceeds

Currently, we expect that the net proceeds from the Asset Sale will be used as working capital and for the activities described above in “Proposal:  The Asset Sale — Activities of SofTech Following the Asset Sale.”  Pending such use, the proceeds from the Asset Sale may also be used to repay a portion of, or all of, our indebtedness and other general corporate purposes, including but not limited to the repurchase of shares held by Greenleaf for a total purchase price not to exceed $100,000 and/or the repurchase of 50,000 shares from specified investors for $5.50 per share under an existing put agreement that may be exercised by those investors, at their sole discretion, between June 1, 2014 and June 30, 2014, as permitted by the Asset Purchase Agreement and further described in “Proposal: The Asset Sale — Interests of Certain Persons in the Asset Sale”.

U.S. Federal Income Tax Consequences of the Asset Sale

The following discussion is a general summary of the anticipated U.S. federal income tax consequences of the Asset Sale. The following discussion is based upon the Code, its legislative history, currently applicable and proposed Treasury regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. The following discussion has no binding effect on the Internal Revenue Service (the “IRS”) or the courts.

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The proposed Asset Sale will be treated as a sale of corporate assets in exchange for cash. The proposed Asset Sale is a taxable transaction for U.S. federal income tax purposes upon which we will recognize gain or loss. The amount of gain or loss we recognize with respect to the sale of a particular asset will be measured by the difference between the amount realized by us on the sale of that asset and our tax basis in that asset. The determination of whether we will recognize gain or loss will be made with respect to each of the assets to be sold. Accordingly, we may recognize gain on the sale of certain assets and loss on the sale of certain others, depending on the amount of consideration allocated to an asset as compared with the basis of that asset. Further, the sale of certain assets may result in ordinary income or loss, depending on the nature of the asset. The determination of whether SofTech will realize gain or loss on the Asset Sale and whether and to what extent SofTech’s tax attributes will be available is highly complex and is based in part upon facts that will not be known until the completion of the Asset Sale. Therefore, it is possible that the proposed Asset Sale will generate a U.S. federal income tax liability to SofTech, however, we believe our tax assets can be used to mitigate or eliminate any tax liabilities that may arise from this transaction.

The proposed Asset Sale by SofTech is entirely a corporate action. Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale.

Accounting Treatment of the Asset Sale

The sale of the CADRA Business will not be presented as a discontinued operation in the Company’s consolidated financial statements due to our continued involvement as a distributor of the CADRA technology. Specifically, our involvement in the CADRA Business subsequent to the sale of the CADRA Business as a distributor of the technology throughout Europe, except for Germany, for a minimum of one year following the Asset Sale, and in our account management role for CADRA’s largest U.S. user, Sikorsky Aircraft, for one year represents material activity in the cash flows of the CADRA Business which precludes discontinued operations presentation. The gain or loss on the sale of the CADRA Business will be presented as a separate line item in the Statement of Operations as sale proceeds are earned and/or cash is received after reducing such proceeds for the net book value of the assets sold to, and liabilities assumed by, Mentor in the transaction.

Government Approvals

We believe that the notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) do not apply to the Asset Sale and that we will not be required to make any filings with the Department of Justice’s Antitrust Division or the Federal Trade Commission (“FTC”). However, the FTC and the Antitrust Division frequently scrutinize the legality under the antitrust laws of transactions such as the Asset Sale. At any time before or after the consummation of the Asset Sale, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the transaction or seeking the divestiture of substantial assets of Buyer, SofTech or their respective subsidiaries. Private parties, state attorneys general or foreign governmental entities may also bring legal action under antitrust laws under certain circumstances. Based upon an examination of information available relating to the businesses in which Buyer, SofTech and their respective subsidiaries are engaged, the parties believe that the Asset Sale will not violate the antitrust laws. Nevertheless, there can be no assurance that a challenge to the Asset Sale on antitrust grounds will not be made or, if such a challenge is made, what the result would be.

We believe we are not required to make any other material filings or obtain any material governmental consents or approvals before the consummation of the Asset Sale. If any approvals, consents or filings are required to consummate the Asset Sale, we will seek or make such consents, approvals or filings as promptly as possible.

Appraisal Rights

General. Section 13.02(a) of the MBCA provides that shareholders of a Massachusetts corporation, such as SofTech, are generally entitled to appraisal rights in the event of the sale of substantially all of a corporation’s assets.  Whether appraisal rights may apply to a given transaction is a matter of some statutory interpretation.  Any shareholder of SofTech believing he, she or it is entitled to appraisal rights and wishing to preserve such rights should carefully review the Massachusetts Appraisal Rights Statutes, which set forth the procedures to be complied with in perfecting any such rights. Failure to strictly comply with these procedures may result in the loss of any appraisal rights to which such shareholders otherwise may be entitled. In light of the complexity of Massachusetts Appraisal Rights Statutes, any Company shareholder wishing to dissent from any such Asset Sale and pursue appraisal rights may wish to consult his, her or its legal advisors.

Any SofTech shareholder who wishes to exercise appraisal rights or who wishes to preserve that right should review carefully the following discussion and Sections 13.01 through 13.31 of the MBCA, a copy of which is attached as Annex B to this proxy statement. A shareholder’s failure to strictly comply with the procedures specified in such sections of the MBCA may result in a loss of the shareholder’s appraisal rights.

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Notice of Intent and Demand for Payment. Any holder of SofTech’s common stock wishing to exercise the right to demand appraisal under the MBCA must (i) deliver to SofTech, before the vote to approve the Asset Sale is taken at the Special Meeting of SofTech’s shareholders to be held on October 9, 2013 (or any adjournment or postponement thereof), written notice of the shareholder’s intent to demand payment for his, her or its shares of SofTech’s common stock if the Asset Sale is completed, and (ii) not vote, or cause or permit to be voted, any such shares in favor of the Asset Sale. If a SofTech shareholder returns a signed proxy but does not specify a vote against the Asset Sale or a direction to abstain with respect to such vote, the proxy will be voted FOR the Asset Sale, which will have the effect of waiving that shareholder’s appraisal rights. The written notice described in clause (i) above must be delivered to Joseph P. Mullaney, CEO, SofTech, Inc., 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851. SofTech recommends that any such notice be sent by registered or certified mail, return receipt requested.

Generally, a shareholder may assert appraisal rights only if the shareholder seeks appraisal rights with respect to all of his, her or its shares of SofTech’s common stock. A shareholder of record for more than one beneficial shareholder may assert appraisal rights with respect to fewer than all of the shares registered in such shareholder of record’s name, provided that such shareholder of record notifies SofTech in writing of the name and address of each beneficial shareholder on whose behalf such shareholder of record is asserting appraisal rights and, with respect to each such beneficial shareholder, appraisal rights are asserted in respect of all shares of SofTech’s common stock owned by the beneficial shareholder. A beneficial shareholder may assert appraisal rights as to shares of SofTech’s common stock only if he, she or it (i) submits to SofTech the shareholder of record’s written consent to the assertion of such rights not fewer than 40 nor more than 60 days after SofTech sends out the written appraisal notice described below, and (ii) asserts such appraisal rights with respect to all of his, her or its shares of SofTech’s common stock. SofTech shareholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers or other nominees to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Appraisal Notice and Form. If the Asset Sale is completed, within 10 days after the effective date of the Asset Sale, SofTech will deliver a written appraisal notice and a form containing certain information to all shareholders who have properly demanded appraisal rights. The appraisal notice will include a copy of Sections 13.01 through 13.31 of the MBCA and a form that specifies the date of the first announcement to shareholders of the principal terms of the Asset Sale. The form will require the shareholder asserting appraisal rights to certify (i) whether or not beneficial ownership of the shares for which appraisal rights are asserted were acquired before the date of the first announcement of the Asset Sale and (ii) that the shareholder did not vote, or cause or permit to be voted, any of his, her or its shares of SofTech’s common stock in favor of the Asset Sale. The form provided with the appraisal notice will state:

•

where the form must be returned, where certificates for shares must be deposited and the date by which such certificates must be deposited;

•

the date on which the form is due, which will not be fewer than 40 nor more than 60 days after the date the appraisal notice and form are sent, and notice that the shareholder shall have waived the right to demand appraisal with respect to such shares unless the form is received by the specified date;

•

SofTech’s estimate of the “fair value” of the shares of SofTech’s common stock, as determined in accordance with the MBCA, as described below;

•

that, if requested in writing, SofTech will provide within 10 days after the date on which all forms are due, the number of shareholders who have returned the forms and the total number of shares owned by such shareholders; and

•

the date by which the shareholder may withdraw his, her or its notice of intent to demand appraisal rights, which date will be within 20 days after the date on which all forms are due.

Fair Value Determination. Under the MBCA, “fair value” of the shares of SofTech’s common stock with respect to which appraisal rights are exercised means, for all purposes of the appraisal rights process, the value of the shares immediately before the effective date of the asset sale, excluding any element of value arising from the expectation or accomplishment of the asset sale unless exclusion would be inequitable.

Perfection of Rights. A SofTech shareholder who wishes to exercise appraisal rights shall execute and return the form provided, with all certifications completed, and deposit such shareholder’s certificates representing his, her or its shares of SofTech’s common stock in accordance with the terms of the notice. Once a shareholder deposits such stock certificates, the shareholder loses all rights as a shareholder of SofTech unless the shareholder withdraws his, her or its election in accordance with the withdrawal procedures summarized below. If a shareholder fails to make the certification on the appraisal form that such shareholder acquired the shares before the date of the first announcement of the Asset Sale, SofTech may elect to treat the shareholder’s shares as “after-acquired shares,” as described below.

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Withdrawal of Appraisal Rights. A SofTech shareholder who has otherwise properly perfected his, her or its appraisal rights may decline to exercise such appraisal rights and withdraw from the appraisal process by notifying SofTech in writing within 20 days after the date on which the appraisal form was due. If the shareholder fails to withdraw from the appraisal process before the expiration of the withdrawal period, such shareholder may not thereafter withdraw without SofTech’s written consent.

Payment. Within 30 days after the date on which the appraisal form is due, SofTech will pay in cash to each shareholder who has properly perfected his, her or its appraisal rights the amount SofTech estimates to be the “fair value” of the shareholder’s shares (as determined in accordance with the MBCA, as described above), plus interest but subject to any applicable withholding taxes. The payment to each shareholder will be accompanied by:

•

the required financial statements of SofTech;

•

a statement of SofTech’s estimate of the “fair value” of the shares (as determined in accordance with the MBCA, as described above), which estimate will equal or exceed the estimate given with the appraisal notice; and

•

a statement that the shareholder may demand further payment if he, she or it is dissatisfied with the payment or offer in accordance with the procedures set forth in Section 13.26 of the MBCA, as described below.

Notwithstanding the foregoing, in the event that the shareholder is demanding payment for “after-acquired shares,” SofTech may elect to withhold payment from such shareholder, in which case SofTech must, within 30 days after the date on which the appraisal form is due, provide all shareholders who have “after-acquired shares” with the required financial statements of SofTech and notify them:

•

of SofTech’s estimate of the “fair value” of the shares (as determined in accordance with the MBCA, as described above), which estimate will equal or exceed the estimate given with the appraisal notice;

•

that the shareholders may accept such offered payment in full satisfaction of their demands or demand appraisal under Section 13.26 of the MBCA, as described below;

•

that those shareholders who wish to accept SofTech’s offer shall notify SofTech of their acceptance within 30 days after receiving such offer; and

•

that those shareholders who do not satisfy the requirements for demanding appraisal under Section 13.26 of the MBCA shall be deemed to have accepted SofTech’s offer.

Within 10 days after receiving the shareholder’s acceptance of the offer, SofTech will pay in cash the amount offered to each shareholder who agreed to accept SofTech’s offer for his, her or its “after-acquired shares.” Within 40 days after sending the notice to holders of “after-acquired shares,” SofTech must pay in cash the amount offered to each shareholder who does not satisfy the requirements for demanding appraisal under Section 13.26 of the MBCA.

Procedure if Shareholder is Dissatisfied with Payment or Offer. Pursuant to Section 13.26 of the MBCA, within 30 days after receipt of payment for his, her or its shares, a shareholder who properly perfected and exercised appraisal rights and is dissatisfied with the amount of the payment received for his, her or its shares shall notify SofTech in writing of that shareholder’s estimate of the “fair value” of the shares (which shall be determined in accordance with the MBCA, as described above) and demand payment of that estimate plus interest, less any payment previously paid. In addition, within 30 days after receiving SofTech’s offer to pay for a shareholder’s “after-acquired shares,” a shareholder holding “after-acquired shares” who was offered payment, as described above, and who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the “fair value” of the shares (which shall be determined in accordance with the MBCA, as described above) plus interest. A shareholder who fails to so notify SofTech within the applicable 30 day period described above will be deemed to have waived the right to demand payment and shall be entitled only to the payment made or offered, as described above.

Court Proceedings. If a shareholder makes a proper and timely demand for payment that remains unsettled, SofTech will commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the “fair value” of the shares (as determined in accordance with the MBCA, as described above) and accrued interest. If SofTech does not commence the proceeding within the 60-day period, it will pay in cash to each shareholder the amount the shareholder demanded, plus interest.

The foregoing discussion is not a complete statement of the law pertaining to appraisal rights under the MBCA and is qualified in its entirety by reference to the full text of Sections 13.01 through 13.31 of the MBCA, which is attached to this proxy statement as Annex B. The foregoing discussion does not constitute any legal or other advice nor does it constitute a recommendation as to whether or not holders of SofTech’s common stock should exercise their appraisal rights. Any SofTech shareholder wishing to exercise appraisal rights is urged to consult with his, her or its legal counsel before attempting to do so, as a failure to strictly comply with all of the procedures set forth in Sections 13.01 through 13.31 of the MBCA may result in the loss of the shareholder’s appraisal rights.

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Interests of Certain Persons in the Asset Sale

As described below, members of our board of directors and our executive officers may have interests in the Asset Sale that are different from, or are in addition to, the interests of our stockholders generally. Our board of directors was aware of these interests and considered them, among other matters, in approving the Asset Purchase Agreement.

Monadnock Engagement Letter

As detailed above, on March 1, 2012, the Company entered into an engagement letter agreement with Monadnock to provide business advisory and investment banking services (the “Engagement Letter”).  The Engagement Letter was amended (“Amendment”) on July 1, 2012 to reflect the additional assistance Monadnock was providing the Company in identifying a new debt facility to replace the People’s debt facility. Pursuant to the terms of the Engagement Letter, SofTech is obligated to pay a transaction fee equal to  between 4% and 4.5% (“Transaction Fee”) of the Value Consideration, as defined in the Engagement Letter, upon the consummation of a transaction with a party identified by Monadnock. Value Consideration shall be determined by the Company’s board of directors at the closing of the transaction and shall be measured with specific emphasis on the amount recognized as fixed and determinable to the Company’s pre-transaction shareholders after considering the value of the Company’s: a) Net Operating Losses; b) contingent payments; c) common stock that may continue to be thinly traded; and d) other non-guaranteed items of value. The Engagement Letter provides that in the event whereby certain elements of Value Consideration are contingent or not reasonably ascertainable by the board at the transaction date, 60% of the Transaction Fee shall be paid at the closing with the remainder due when the uncertainty is clarified. Pursuant to the terms of the Amendment, SofTech was obligated to pay a fee (“Refinancing Fee”) equal to 2% of the total amount of the new debt facility.

The Engagement Letter provides Monadnock with a monthly retainer of $5,000 (“Retainer”). The Retainer is non-recoverable but reimbursable from Transaction and/or Refinancing Fees due under the agreements. Between March 2012 and August 2013, Monadnock has been advanced Retainer payments totaling $90,000. Monadnock earned a Refinancing Fee of $54,000 upon completion of the debt refinancing in May 2013 with Prides. No additional monies were paid for the earned Refinancing Fee but instead were applied to reduce the amount of advanced Retainer payments to $36,000 as of August 31, 2013.

The board has not yet determined Value Consideration related to this transaction but expects to meet prior to the closing of the transaction to consider this matter. It is estimated that the Transaction Fee prior to applying the unreimbursed Retainer amount related to this transaction will be between $150,000 and $250,000. Given the uncertainty regarding certain elements of Value Consideration, the board will consider the provision in the Engagement Letter that allows 60% of the estimated Transaction Fee to be paid at the closing of the transaction with the remainder paid when the uncertainties are resolved.

Satisfaction of a Put Right

From November 2012 through February 2013, we sold an aggregate of 50,000 shares to certain accredited investors in a private placement for $5.00 per share, for an aggregate $250,000.  Pursuant to the terms of the private placement, the investors have the right to require SofTech to repurchase the common stock acquired in this private placement at $5.50 per share between June 1, 2014 and June 30, 2014 (the “Put Right”).  One of the investors in the private placement was SofTech director J. Phillip Cooper, who purchased 5,000 shares of common stock. As described above in “Proposal: The Asset Sale — Use of Proceeds,” we may use a portion of the proceeds to satisfy the Put Right held by certain investors, including SofTech director J. Phillip Cooper, pursuant to which Mr. Cooper would receive $27,500.

The Asset Purchase Agreement

Below and elsewhere in this proxy statement is a summary of the material terms of the Asset Purchase Agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement. We encourage you to carefully read the Asset Purchase Agreement in its entirety as the summaries contained herein may not contain all of the information about the Asset Purchase Agreement that is important to you. Certain terms defined in the Asset Purchase Agreement have the same meaning as the defined terms used below in this description.

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The Asset Purchase Agreement has been included to provide you with information regarding its terms, and we recommend that you carefully read the Asset Purchase Agreement in its entirety. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the Asset Sale, we do not intend for its text to be a source of factual, business or operational information about us. The Asset Purchase Agreement contains representations, warranties and covenants that are qualified and limited, including by information in the disclosure schedules referenced in the Asset Purchase Agreement that the parties delivered in connection with the execution of the Asset Purchase Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Asset Purchase Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to different standards of materiality applicable to the contracting parties, which may differ from what may be viewed as material to stockholders. These representations may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. You should not rely on its representations, warranties or covenants as characterizations of the actual state of facts or condition of SofTech or any of our affiliates.

The Asset Sale

Acquired Assets

Upon the terms and subject to the conditions of the Asset Purchase Agreement, including the satisfaction of the closing conditions, Buyer will purchase substantially all of the assets of SofTech’s CADRA Business.

The assets of SofTech to be purchased by Buyer include:

•

All of SofTech’s rights to and interest in specified computer software relating to CADRA Business;

•

Certain physical assets relating to the CADRA Business;

•

Certain CADRA customer information; and

•

Certain contracts relating to the CADRA Business.

Excluded Assets

Buyer will not purchase, and SofTech will retain, all remaining assets of SofTech and certain excluded assets relating to the CADRA Business, including:

•

All remaining assets of the Company, except as described above; and

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All billed accounts receivable of the CADRA Business through the closing date.

Assumed Liabilities

Other than the following specified liabilities, referred to in this proxy statement as the assumed liabilities, the Asset Purchase Agreement expressly provides that the Buyer will not assume any other of our liabilities:

•

Customer support obligations and obligations for performance under the Assigned Contracts that arise after the closing date.

Excluded Liabilities

We will retain all liabilities other than customer support obligations and obligations for performance under certain Assigned Contracts that arise after the closing date.

Consideration to be Received by SofTech and the Earn-Out Agreement

The Total Purchase Price for the Asset Sale is up to $3.95 million, which is comprised of (i) $3.2 million, $2.88 million of which will be paid at the closing and $320 thousand (representing a 10% holdback) of which will be paid on the one year anniversary of the closing (subject to any indemnification claims), and (ii) earn-out payment of up to an aggregate $750 thousand over the three-year period subsequent to the closing, based on 10% of the net revenue generated by the CADRA Business, subject to the terms of the Earn-Out Agreement.

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Pursuant to the Earn-Out agreement, the Buyer makes no representations, warranties, covenants, promises or guarantees as to the level of efforts it will expend in the development, marketing or sales of the CADRA product line.  Furthermore, the Buyer makes no representations, warranties, covenants, promises or guarantees as to the amount of resulting net revenue that may be generated by the CADRA Business during the three year period subsequent to the closing.  As such, the amount of earn-out payments we may receive, is speculative.

Indemnification of Buyer

From and after the closing of the Asset Sale, we will indemnify the Buyer of any of the foregoing in respect of, and hold the Buyer harmless against, any Losses, including all reasonable fees, costs and expenses of any kind related to Losses, including without limitation, attorney’s fees, collectively referred to in this proxy statement as damages, incurred as a result or arising out of:

•

any inaccuracy of any representation or warranty of SofTech which is contained in the Asset Purchase Agreement;

•

the transfer of undertaking laws in Germany; or

•

any breach or non-fulfillment by Seller of any covenants, agreements or other obligations contained in the Asset Purchase Agreement.

Buyer’s damages from Losses must exceed $30,000 in the aggregate before SofTech is required to pay for any indemnification claim (at which point the Buyer will be entitled to recover the amount of Losses, including the initial $30,000 in Losses). Our maximum aggregate liability under the Asset Purchase Agreement is limited to $3.95 million.

The representations, warranties, covenants and agreements made by SofTech in the Asset Purchase Agreement, and our liability for any breach or inaccuracy thereof, expire twelve months following the closing date of the Asset Sale.

Representations and Warranties

The Asset Purchase Agreement contains certain representations and warranties made by SofTech regarding, among other things:

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corporate organization and power, qualification and good standing of the Company;

•

title, license or rights to use the acquired assets and technology and the adequacy and sufficiency of the acquired assets and technology together with the related agreements to operate the CADRA Business;

•

the authorization, execution, delivery and enforceability of the Asset Purchase Agreement;

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except as otherwise disclosed, the absence of conflicts with or defaults under our organizational documents, other contracts and applicable law;

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compliance with import and export control regulations in the United States and in any country in which SofTech products or technology is sold or licensed for use;

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tax matters, including the filing of tax returns;

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protection of confidential information and proprietary information;

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intellectual property;

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deferred support obligations;

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third party rights in assets;

•

the absence of litigation;

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outstanding liabilities to third parties;

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environmental matters;

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third party dealers, agents and other distributors;

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the accuracy of information contained in the Asset Purchase Agreement;

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compliance with bulk sale laws;

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open source licensing;

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absence of infringement by third parties;

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development or acquisition of the technology;

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performance of existing products; and

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absence of harmful code in the technology.

In addition, the Buyer made representations and warranties to us regarding, among other things:

•

corporate organization and existence;

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the authorization, execution, delivery and enforceability of the Asset Purchase Agreement; and

•

the absence of conflicts with or defaults under Buyer’s organizational documents, other contracts and applicable laws.

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Covenants Relating to the Conduct of the Business

We have agreed in the Asset Purchase Agreement that, between signing and closing of the Asset Purchase Agreement, SofTech will:

•

except as authorized or permitted by the Asset Purchase Agreement, conduct its business and operations according to its ordinary and usual course of business and materially consistent with past practices;

•

not enter into any material contract, agreement, arrangement or other understanding related to the CADRA Business with any customer or other third party in a manner that materially deviates from SofTech’s past business practices.  SofTech will obtain Buyer’s prior written approval before it makes any offer, commitment, accepts any order or enters into any material contract, agreement, arrangement or understanding to provide a customer or other third party of the Business with discounted product or support services in a manner that materially deviates from SofTech’s past business practices, irrespective of whether this is a new customer order or a renewal.  SofTech further agrees not to accept any early renewals related to the Business in any manner outside of its normal course of business prior to Close;

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not materially increase the rate or terms of compensation payable or to become payable by SofTech to employees of the CADRA Business or commit itself to any additional, bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any employees of the CADRA Business (except for merit increases to employees made in the ordinary course of business consistent with past practices);

•

not take or omit to take any other action that would be reasonably expected to cause any of the representations and warranties contained in the Asset Purchase Agreement to be untrue in any material respect; and

•

not enter into any contract, agreement, arrangement or other understanding to do any act prohibited by, or to refrain from doing any act required by, any of the foregoing provisions of Section 4.1 of the Asset Purchase Agreement.

We may, however, do any of the above prohibited actions with Buyer’s prior written consent.

No Solicitation

The Asset Purchase Agreement requires that we, from signing until the earlier of the termination of the Asset Purchase Agreement or close, not initiate contact with or solicit any inquiry or proposal or engage in any discussions with any third party in connection with any possible proposal regarding a sale of the CADRA Business or any similar transaction.  We agree to immediately provide notice to Buyer of any solicitation or offer made by any third party in connection with the sale of the CADRA Business or any similar transaction.

Expenses

Whether or not the Asset Sale is completed, each party will be required to pay its own costs and expenses (including legal fees and expenses) incurred by it in connection with the Asset Purchase Agreement and the Asset Sale.

Conditions to the Asset Sale

SofTech and Buyer will not be obligated to complete the Asset Sale unless a number of conditions are satisfied or waived. These joint closing conditions include:

•

no order, stay, injunction or decree of any court of competent jurisdiction or of an arbitrator shall have been issued and be in effect restraining or prohibiting the consummation of the transactions contemplated in the Asset Purchase Agreement.  No action, suit or proceeding before any court or any governmental or regulatory entity shall be pending (or threatened by any governmental or regulatory entity), and no investigation by any governmental or regulatory entity shall have been commenced (and be pending) seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by the Asset Purchase Agreement;

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In addition, the obligations of SofTech to effect the Asset Sale are subject to the satisfaction or waiver of additional conditions, including:

•

each of the representations and warranties made by the Buyer contained in the Asset Purchase Agreement shall be true as of the closing, except for changes permitted or authorized by the Asset Purchase Agreement and except to the extent that any representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true as of that date;

•

each of the obligations of the Buyer required by the Asset Purchase Agreement to be performed at or prior to the closing shall have been duly performed and complied with as of the closing;

•

stockholder approval shall have been obtained;

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consent of Prides Capital has been obtained; and

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transfer of license for automated dimensioning patents from Acacia.

In addition, the obligation of Buyer to effect the Asset Sale is subject to the satisfaction or waiver of additional closing conditions, including:

•

each of the representations and warranties made by SofTech contained in the Asset Purchase Agreement shall be materially true as of the closing, except for changes permitted or authorized by the Asset Purchase Agreement and except to the extent that any representation or warranty is made as of a specified date, in which case, such representation and warranty shall be true as of such date;

•

each of the obligations of SofTech required by the Asset Purchase Agreement to be performed by it at or prior to the closing shall have been materially performed and complied with as of the closing;

•

each document required by Section 1.6 of the Asset Purchase Agreement to be delivered by SofTech shall have been delivered;

•

at the closing, the Buyer shall have received a certificate, dated as of the closing date and duly executed by SofTech, to the effect that the conditions set forth in the preceding three paragraphs have been satisfied and that complete sets of all the deliverables described in Section 1.6 of the Asset Purchase Agreement have been delivered to Buyer;

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SofTech has complied with local laws and regulations related to board of directors’ resolutions, shareholder resolutions and consents, as required to consummate the transactions contemplated in the Asset Purchase Agreement; and

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no event shall have occurred with respect to SofTech, its business or properties that is reasonably expected to have a Material Adverse Effect as defined in Section 2.1 of the Asset Purchase Agreement.

Termination of the Asset Purchase Agreement

We may mutually agree with the Buyer at any time to terminate the Asset Purchase Agreement, even after our stockholders have authorized the Asset Sale pursuant to the Asset Purchase Agreement.

The Asset Purchase Agreement may also be terminated under certain circumstances, including:

•

by us or Buyer at any time after November 30, 2013 (“Termination Date”), provided that, if the closing has not occurred by the Termination Date because a party is in material breach of the Asset Purchase Agreement and has failed to cure such material breach prior to closing, then the party responsible for such breach may not avail itself of the right to terminate, and provided further that in any such event, the non-breaching party shall not be deprived of any remedy under the Asset Purchase Agreement or at law against the breaching party;

•

by Buyer, if there has been a breach by us of a representation or warranty contained in the Asset Purchase Agreement or failure by us to perform any covenant or condition to closing the transactions contemplated under the Asset Purchase Agreement and such breach or failure has not been waived by Buyer or cured by us prior to closing; or

•

by us, if there has been a breach by Buyer of a representation or warranty contained in the Asset Purchase Agreement or failure by Buyer to perform any covenant or condition to closing the transactions contemplated under the Asset Purchase Agreement and such breach or failure has not been waived by us or cured by Buyer prior to closing.

Amendment and Waiver

SofTech and Buyer may mutually amend or waive any provision of the Asset Purchase Agreement at any time. No amendment of any provision of the Asset Purchase Agreement will be valid unless it is in writing and signed by each of SofTech and Buyer. No waiver will be valid unless it is in writing signed by the party waiving compliance.

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Consummation of the Asset Sale

We expect to complete the Asset Sale as promptly as practicable after our stockholders authorize the Asset Sale Proposal.

RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ASSET SALE.

MARKET PRICE AND DIVIDEND DATA

Our common stock is quoted on the Over the Counter Bulletin Board QB Market tier under the symbol “SOFT.” The following table sets forth the high and low closing price for our common stock for the periods indicated, which reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	High	Low
Fiscal Year Ended May 31, 2013
First Quarter	$3.10	$1.55
Second Quarter	3.75	3.00
Third Quarter	3.89	1.55
Fourth Quarter	3.24	1.95
Fiscal Year Ended May 31, 2012
First Quarter	$2.75	$2.40
Second Quarter	2.55	1.00
Third Quarter	2.00	1.00
Fourth Quarter	1.56	1.55

You are encouraged to obtain current market quotations for our common stock in connection with voting your shares.

Dividend Policy

We have not paid any cash dividends on our common stock since 1997, and we have no present intention to pay any cash dividends again in the future. Additionally, our loan agreement with Prides Crossing prohibits us from paying dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our common stock as of August 20, 2013, for (i) each person named in the “Summary Compensation Table” as a Named Executive Officer, (ii) each director individually, (iii) all directors and executive officers as a group, and (iv) each person known by us to beneficially own more than 5% of our outstanding common stock. The address for our executive officers, directors and Chandra Singh is in care of SofTech, Inc., 59 Lowes Way, Suite 401, Lowell, MA 01851.

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For purposes of the following table, beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise noted in the footnotes below, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of its common stock shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Joseph P. Mullaney	83,635(3)	9.6%
Robert B. Anthonyson	129,838	14.8
J. Phillip Cooper	33,194(6)	3.8
Hank Nelson	3,194(6)	*
Amy E. McGuire	-	-
William D. Johnston	101,411(4)	11.6
Chandra Singh	127,036(5)	14.5
Joseph P. Daly	80,864(7)	9.2
All Directors and executive officers as a group (5 persons)	249,861	28.6

* Less than one percent (1%).

(1)

Based upon information furnished by the persons listed. Except as otherwise noted, all persons have sole voting and investment power over the shares listed. A person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

(2)

There were 875,135 shares outstanding on August 20, 2013.

(3)

Mr. Mullaney pledged 80,000 shares to Prides Crossing Capital to partially secure the $2.7 million in new debt facilities.

(4)

Includes 101,411 shares owned by Greenleaf Capital, Inc.  In connection with the Stock Purchase Agreement, Greenleaf agreed to vote all shares beneficially owned by it in accordance with the recommendations of the board of directors, and Greenleaf provided a related proxy through March 11, 2014. In addition, Greenleaf agreed to not sell or transfer ownership of the 101,411 shares until after June 2014. Mr. Johnston’s business address is c/o Greenleaf Capital, Inc., 100 West Michigan Avenue, Suite 300, Kalamazoo, MI 49007.

(5)

Includes 3,225 shares owned by spouse, as to which beneficial ownership is disclaimed.

(6)

Includes 3,194 shares issuable upon exercise of stock options held by each of Messrs. Cooper and Nelson related to their service as board members.

(7)

As reported on Schedule 13D filed with the SEC on December 3, 2012.  Includes 10,000 shares owned by EssigPR, Inc., a corporation located in Rincon, Puerto Rico owned by Mr. Daly.  Mr. Daly’s business address is 497 Circle Freeway, Cincinnati, Ohio  45246.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Special Meeting is in addition to, and not in lieu of, the 2013 Annual Meeting of Shareholders, which we expect to hold in December 2013.  Under the federal securities laws, the deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2013 Annual Meeting of Shareholders was July 11, 2013. Proposals must be submitted to the Secretary of the Company at its offices, 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851.

If a shareholder of the Company wishes to present a proposal before the 2013 Annual Meeting of Shareholders or wishes to nominate a candidate for election to the Company’s board of directors, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2013 Annual Meeting of Shareholders; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2013 Annual Meeting of Shareholders is given or made, notice by the shareholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a shareholder gives notice of such a proposal or nomination after the applicable deadline, the shareholder will not be permitted to present the proposal or nomination to the shareholders for a vote at the meeting.

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The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing shareholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing stockholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The shareholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the only business which the board intends to present or knows that others will present at the Special Meeting is as set forth above. If any other matter or matters are properly brought before the Special Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

HOUSEHOLDING OF PROXY STATEMENT

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate proxy statement or may receive a printed or an e-mail copy of this proxy statement without charge by sending a written request to SofTech, Inc., Attn: Corporate Secretary, 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851 or by calling us at (978) 513-2700.  We will promptly deliver a copy of this proxy statement upon request. Householding does not apply to stockholders with shares registered directly in their name.

WHERE YOU CAN FIND MORE INFORMATION

SofTech files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

Please call the SEC at (800) SEC-0330 for further information about the public reference room. SofTech’s filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

The SEC allows us to “incorporate by reference” into this proxy statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting:

•

Annual Report on Form 10-K for the fiscal year ended May 31, 2013;

•

Current Reports on Form 8-K filed on June 19, 2013, July 12, 2013, September 3, 2013 and September 6, 2013.

Notwithstanding the foregoing, information furnished under Items 2.02, 7.01 and 8.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement. In addition, statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are only summaries of the material terms and as such we encourage you to carefully read in its entirety that contract or other document filed as an exhibit with the SEC.

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Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request directed to SofTech, Inc., Attn: Corporate Secretary, 59 Lowes Way, Suite 401, Lowell, Massachusetts 01851 or by calling us at (978) 513-2700.  Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER ___, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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ANNEX A

ASSET PURCHASE AGREEMENT

dated as of August 30, 2013

between

MENTOR GRAPHICS CORPORATION

and

SOFTECH, INC.

The representations, warranties and covenants contained in the Asset Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or the CADRA business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (“Agreement”) dated August 30, 2013 (“Effective Date”), is between MENTOR GRAPHICS CORPORATION, an Oregon corporation, at 8005 SW Boeckman Road, Wilsonville, Oregon 97070-7777 (“Purchaser”) and SOFTECH, INC., a Massachusetts corporation, at 59 Lowes Way, Lowell, Massachusetts 01851 (“Seller”).

BACKGROUND

Seller is engaged in the business of developing software technology solutions for various markets.  Pursuant to the terms of this Agreement, Seller wishes to sell to Purchaser, and Purchaser wishes to acquire from Seller, certain technology related to the design and drafting technology of Seller (the “Business”).

The parties agree as follows:

ARTICLE I. SALE OF ASSETS

1.1

Assets to be Sold.  Upon the terms and conditions set forth in this Agreement, at the Closing (as defined in Section 1.5 below), Seller shall sell to Purchaser, and Purchaser shall buy from Seller, the following assets, each of which is listed in the corresponding schedules to this Agreement as identified below, which will be made current as of the Closing Date (“Assets”):

1.1.1

All of Seller’s rights to and interest in all of its computer software listed on Schedule 1.1.1, including without limitation all computer programs in source code, object code, flow charts and other code in any format or media, and any and all related documentation (collectively “Technology”) and “Intellectual Property” embodied in the Technology.  “Intellectual Property” shall mean, collectively, computer software, Trademarks, Patents, Copyrights, Domain Names and Trade Secrets (as those terms are defined in Article II of this Agreement), as well as all other inventions, whether or not patentable, and improvements thereto, all works of authorship, whether or not copyrightable and whether or not registered;

1.1.2

The physical assets listed in Schedule 1.1.2;

1.1.3

All customer names and addresses including names and contact information of individuals, a true and complete list of which is set forth in Schedule 1.1.3;

1.1.4

The contracts, including without limitation customer purchase orders in backlog and support agreements, listed in Schedule 1.1.4 (“Assigned Contracts”); and

1.1.5

Except as disclosed on Schedule 2.14, all other assets of Seller as necessary and advisable to run Seller’s Business, in Purchaser’s opinion.

1.2

Assets Excluded from Sale.  The remaining assets of Seller shall be excluded from the sale by Seller to Purchaser except as described in Section 1.1 above. All billed accounts receivable of the Business through the Closing Date are excluded from the sale by Seller to Purchaser, provided however, Seller agrees not to accept early renewals or accelerate business or extend customer support duration in any manner outside of its normal course of business prior to the Closing Date. Schedule 1.2 specifically identifies the assets retained by Seller.

1.3

Limited Assumption of Liabilities.  Purchaser will assume no liabilities or obligations of Seller except customer support obligations and obligations for performance under the Assigned Contracts that arise after the Closing Date.  For the avoidance of doubt, Purchaser will not be liable for any obligation or breach by Seller occurring or arising prior to the Closing Date.

1.4

Purchase Price and Payment.  As consideration for the sale of the Assets and other commitments of Seller set forth in this Agreement, Purchaser shall pay Seller US$3,200,000 (“Closing Purchase Price”) plus a potential earn-out of up to US$750,000 (the “Earn-Out Payments”).  The Closing Purchase Price and the Earn-Out Payments are collectively referred to in this Agreement as the “Purchase Price.”  The Purchase Price will be paid as follows:

1.4.1

Closing Purchase Price.  Provided that Seller has given Purchaser applicable instructions, Purchaser shall pay to Seller US$2,880,000 at the Closing by wire transfer in immediately available funds.

1.4.2

Holdback.  The US$320,000 balance of the Closing Purchase Price (“Holdback”) shall be payable to Seller, subject to possible reduction or deferred payment under Article V of this Agreement, by wire transfer twelve months after the Closing Date (“Holdback Period”).

1.4.3

Earn-Out Payments.  Subject to possible reduction under Article V of this Agreement, Purchaser shall pay to Seller the Earn-Out Payments as set forth in the Earn-Out Agreement attached as Schedule 3.

1.5

Closing.  The purchase and sale (“Closing”) shall take place at Purchaser’s offices in Wilsonville, Oregon at 10:00 a.m. Pacific Standard Time on October 10, 2013 (“Closing Date”), subject to Seller satisfying the conditions set forth in Section 1.6.  All actions taken at Closing are deemed to have taken place simultaneously.

1.6

Closing Deliverables.  Seller shall deliver the following items to Purchaser at Closing:

1.6.1

a certificate dated the Closing Date signed by Seller’s Chief Executive Officer stating that all of the representations and warranties of Seller contained in this Agreement and in any schedule to this Agreement, shall be true and correct in all material respects as of the Closing Date, and such documents shall not omit any statement necessary in order to make the statements made not misleading;

1.6.2

fully executed offer letters, in a form satisfactory to Purchaser, with Barry Livingston and Valerie Clark;

1.6.3

all of the Assets purchased, or in the case of Seller’s Technology or other intangible assets, such instruments as are necessary or desirable to document and transfer title to such Assets from Seller to Purchaser; provided, however, that all software included in the Technology shall be delivered to Purchaser by electronic means and, provided further, that all tangible Assets will be transferred to Purchaser at a later date as determined and agreed by Purchaser and Seller and any computers or other tangible assets will have all Seller proprietary information removed prior to the transfer;

1.6.4

executed counterparts of assignment agreements for each Assigned Contract which Seller is not authorized to unilaterally assign under such Assigned Contract’s terms;

1.6.5

executed counterparts of one or more assignments of Trademarks, Patents and/or other Intellectual Property rights in forms satisfactory to Purchaser covering Intellectual Property described in Schedule 2.6, in a form sufficient for recordation with the appropriate governmental body;

1.6.6

any and all certificates of title relating to personal property included within the Assets as set forth on Schedule 1.1.2;

1.6.7

all appropriate executed written notices of termination to all dealers, sales representatives and other distributors of the Technology, or, as applicable in Purchaser’s discretion, necessary consents to assume such agreements;

1.6.8

a signed consent of any party whose consent is material to this transaction as set forth on Schedule 1.6.8, including but not limited to, Prides Crossing Capital;

1.6.9

such other bills of sale, endorsements, assignments and other good and sufficient instruments of conveyance and assignment, reasonably satisfactory in form to Purchaser and its counsel, as shall be necessary to consummate the transfer and sale of the Assets provided for in this Agreement and to assure Purchaser of ownership and enjoyment of the Assets;

1.6.10

a schedule of all orders related to the Technology taken since February 1, 2013, including but not limited to customer name, order amount, deliverable and to the extent the order is for support or maintenance the nature and duration of that support or maintenance;

1.6.11

a license from Acacia Research Group LLC (“ARG”) to the patents assigned to ARG from Seller covering the Technology;

1.6.12

a Distributor Agreement executed by Seller granting Seller the right to license the Technology to Sikorsky Aircraft Corp. and SofTech Srl, a wholly owned subsidiary of Seller, the right to license the Technology throughout Europe with the exception of Germany;

1.6.13

an intellectual property assignment from all current and former Seller employees and contractors that developed Intellectual Property associated with the Technology within the past five years;

1.6.14

resolutions of Seller’s board of directors and by the holders of at least two-thirds of the outstanding capital stock of seller entitled to vote thereon (“Stockholder Approval”), duly certified by the secretary of Seller, authorizing the transactions provided for in this Agreement;

1.6.15

an Earn-Out Agreement, attached as Schedule 3, executed by Seller;

1.6.16

evidence that the Technology is no longer subject to a source code agreement with Prides Capital and that the UCC-1 filing statement covering the Technology has been removed; and

1.6.17

such other documents or instruments as Purchaser may reasonably request of Seller to carry out the intent of this Agreement.

ARTICLE II. SELLER’S REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to Purchaser as follows:

2.1

Organization; Power and Authority.  Seller is a corporation duly organized, validly existing and in good standing under the laws of Massachusetts and duly qualified to do business in all jurisdictions in which the failure to qualify would have a Material Adverse Effect.  For purposes of this Article II, Material Adverse Effect means: (a) a material impact upon the Assets (financial in an amount equal to or greater than US$100,000 or otherwise); (b) a material impairment of the ability of Seller to perform its obligations under this Agreement; or (c) a material impairment of the ability of Seller to perform or enforce its obligations or rights, respectively, with respect to any third party.  Seller has all corporate power and authority necessary to engage in the business in which it is presently engaged and to own, lease and operate its properties as now owned, leased and operated.  Seller has all corporate power and authority necessary to enter into this Agreement and perform its obligations under this Agreement except for Stockholder Approval.

2.2

Trademark Representations.  “Trademarks” means trademarks and service marks (whether registered or unregistered), trade names, service names, logos, trade dress and designs associated with the Technology. Seller is the owner of all right, title and interest in and to all of the Trademarks, in each case free and clear of any and all encumbrances, covenants, conditions and restrictions or other adverse claims or interests of any kind or nature. Seller has not received any written notice or claim or any oral notice or claim, challenging Seller’s complete and exclusive ownership of the Trademarks.

2.3

Patent Representations. “Patents” means patents and patent applications, including any provisionals, continuations, continuations-in-part, divisionals, counterparts, reissues, renewals, foreign correspondence, reexamination certifications and applications for any of the foregoing and all related disclosures, in every country and jurisdiction which are associated with the Technology.  Seller does not hold any Patents.

2.4

Copyright Representations.

2.4.1

“Copyrights” means copyright works, registrations and applications associated with the Technology.

2.4.2

Except as disclosed in Schedule 2.4.2, Seller is the owner of all right, title and interest in and to each of the Copyrights free and clear of any and all encumbrances, covenants, conditions and restrictions or other adverse claims or interests of any kind or nature, and Seller has not received any written or oral notice or claim challenging: (a) Seller’s complete and exclusive ownership of the Copyrights; or (b) suggesting that any other person has any claim of legal or beneficial ownership with respect to the Copyrights.

2.4.3

Seller has not received any written or oral notice or claim challenging or questioning: (a) the validity or enforceability of any of the Copyrights; or (b) indicating an intention on the part of any person to bring a claim that any Copyright is invalid, is unenforceable or has been misused and no Copyright otherwise has been challenged or threatened in any way.

2.4.4

Seller, to the best of its Knowledge, has not taken any action or failed to take any action (including without limitation a failure to disclose required information to the United States Copyright Office in connection with any registration), or used or enforced (or failed to use or enforce) any of the Copyrights, in each case in a manner that would result in the unenforceability of any of the Copyrights.  Seller has taken all reasonable steps to protect Seller’s rights in and to the Copyrights.  No other person has infringed or is infringing any of the Copyrights. “Knowledge” means the actual knowledge of those persons listed on Schedule 2.4.4.

2.5

Trade Secret Representations.

2.5.1

Seller, to the best of its Knowledge, has taken all reasonable steps in accordance with normal industry practice to protect its rights in confidential information and proprietary information, including without limitation any idea, formula, algorithm, design, pattern, compilation, program, specification, data, device, method, technique, process or other know-how as well as any other financial, marketing, customer, pricing and cost information related to the Business, that: (1) derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use; and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy (collectively, “Trade Secrets”).

2.5.2

Without limiting the generality of Section 2.5.1, Seller enforces a policy of requiring each relevant employee, consultant and contractor to execute proprietary information, confidentiality and assignment agreements substantially in Seller’s standard forms that assign to Seller all rights to any Technology relating to the Business that are developed by the employees, consultants or contractors, as applicable, and that otherwise appropriately protect the Technology and, except subject to appropriate confidentiality obligations, to the best of its Knowledge there has been no disclosure by Seller of its confidential information or Trade Secrets; nor have any actions been taken by Seller which would affect Seller’s ability to obtain U.S. or foreign protection for Seller’s inventions.

2.6

Schedule of Intellectual Property.  Schedule 2.6 describes specifically all Trademarks and Copyrights related to the Assets and registered in the name of, or otherwise the property of Seller.

2.7

Taxes.  Seller has filed all federal, state, local and other tax returns which it has been required to file which relate to or might in any way affect the Assets.  Each such return is true and accurate in all material respects.  Seller has timely paid all taxes due with respect to the taxable periods covered by such tax returns and all other taxes (whether or not shown on any tax return).

2.8

Deferred Support Obligations.  Except for those support agreements listed in Schedule 2.8, there are no written or, to the Company’s knowledge, oral obligations to provide additional products, product features, bug fixes, support or other services to Seller’s customers of the Business.

2.9

Effectiveness.  This Agreement has been duly executed and delivered by Seller and is binding upon and enforceable against Seller in accordance with its terms subject to Stockholder Approval.  The execution, delivery and performance of this Agreement by Seller has been duly and effectively authorized and approved by its board of directors and all requisite corporate action has been taken subject to Stockholder Approval.

2.10

Legal Proceedings.  There is no legal, administrative, arbitration or other proceeding pending to which Seller is a party, known by Seller to be threatened, or not yet threatened but known by Seller to be capable of assertion (and which, if asserted, could have an adverse impact on the Business), nor is Seller subject to any outstanding judgment, order or decree of any court or administrative agency and there has been no action, suit or proceeding instituted before a court or governmental body, or instituted or threatened by any governmental agency or body: (a) to restrain or prevent the carrying out of the transactions contemplated by this Agreement; or (b) in which the plaintiff claims a lien, security interest or any other interest in the Assets.  Seller represents that no action whatsoever has been taken for the winding-up of Seller nor has any person threatened to take any action, or convene a meeting of Seller to consider any action, for the winding-up of Seller.  There are no governmental investigations pending against Seller or the Assets.

2.11

Compliance.

2.11.1

The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not violate Seller’s Articles of Organization or Bylaws amended to the date of this Agreement.

2.11.2

Except as disclosed in Schedule 2.11.2, the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not require any consent, approval or notice under, conflict with, result in the breach of any of the terms or conditions of, or constitute a default under or violate any agreement or other document or undertaking, oral or written, to which Seller is a party or by which it is bound or by which it or any of the Technology or any of its other assets may be affected.

2.11.3

The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not require any consent, approval, filing or notice under, or violate any statute, ordinance, rule, regulation, or order of any court, administrative agency, or governmental body.

2.11.4

Since Seller purchased the Technology, Seller has obtained all approvals necessary for exporting Seller’s products, including Technology, outside the United States in accordance with all applicable United States export control regulations and importing the products and Technology into any country in which the products and Technology are now sold or licensed for use, and all such export and import approvals in the United States and throughout the world are valid current, outstanding and in full force and effect.

2.12

Third Party Rights in Assets; Maintenance of Assets.  Schedule 2.12 describes all written or oral licenses, permits and other business instruments under which: (a) Seller has acquired or is granted a right to use any business system, name or mark, patent, copyright, technology, know how, intellectual property or other intangible property of any third party related to the Assets; or (b) Seller grants to a third party a right to use any business system, name or mark, patent, copyright, technology, know how, intellectual property or other intangible property of any third party related to the Assets. Except for contracts disclosed in Schedule 2.12, Seller has not granted any third party any rights to, disposed of, sold, exchanged, transferred or destroyed any of the Assets under this Agreement.  Except as set forth in this Agreement, Seller has no obligation to compensate or account to any party for the use of any of Seller’s Technology.

2.13

Disclosure.  None of the representations or warranties of Seller contained in this Agreement and in any schedule to this Agreement contain or will contain any untrue statement or omit a fact necessary in order to make the statements contained in this Agreement not misleading.  Seller does not have Knowledge of any facts related to the Assets or to the Business, which are or will be materially adverse to the Technology, other than the facts disclosed pursuant to this Agreement.

2.14

Required Assets.  Except as disclosed in Schedule 2.14, the Assets include all items necessary and advisable to run the Business and for the operation, development, release to market and support of the Technology, including, but not limited to, computer equipment, technology and associated rights to perform the research and development, testing, maintenance, customer support and training and marketing of the Technology.

2.15

No Dealers, Agents or Other Distributors.  Except for contracts disclosed in the attached Schedule 2.15, Seller has not granted any third party, and no third party has otherwise obtained, the right to sublicense, distribute, promote, market, sell, modify or create derivative works of any of the Technology or take any action on Seller’s behalf concerning the Assets.

2.16

Intentionally left blank.

2.17

Intentionally left blank.

2.18

Intentionally left blank.

2.19

Compliance with Bulk Sale Laws. Each party hereby waives compliance by the parties with the “bulk sales,” “bulk transfers,” or similar laws and all other similar laws in all applicable jurisdictions in respect of the transactions contemplated by this Agreement.

2.20

Open Source; Standard Setting Organizations.  Seller warrants that the Technology is not subject to the GNU General Public License (“GPL”), any “copyleft” license, or any other open source or quasi-open source license that requires as a condition of use, modification and/or distribution of code associated with the Technology, that the Technology (or any portion of it) be: (i) disclosed or distributed in source code form; (ii) licensed for the purpose of making derivative works; (iii) redistributable at no charge; or (iv) licensed under terms approved by the Open Source Initiative or similar organizations.  Seller represents and warrants that the documentation and training materials are not subject to the GNU Free Documentation License or other license that imposes any of the conditions listed above for code.  Seller has made no submission or suggestion, and is not subject to, any agreement with standards bodies or other entities that would obligate Seller to grant licenses to or otherwise impair its control of the Technology, including the Intellectual Property in any respect.

2.21

Ownership; Sufficiency of Technology Assets.  Seller owns or possesses adequate licenses or other rights to use, free and clear of encumbrances (except in the case of licenses, the interests of the licensing party), orders, arbitration awards and contingent licenses arising from termination provisions (or other causes) in agreements between Seller and any other party, all of the Assets and associated documentation and all Technology.  Seller represents that a third party, including any current or former employees or contractors, has not claimed ownership of any of the Technology since Seller purchased the Technology.

2.22

No Infringement by Seller.  Seller warrants that the products and services used, marketed, sold or licensed by Seller, and all Technology (including without limitation unregistered copyrights) used in the conduct of the Business as currently conducted, do not infringe upon, violate or constitute the unauthorized use of any rights owned or controlled by any third party, including any intellectual property of any third party.

2.23

No Infringement by Third Parties.  Seller warrants that, to the best of its Knowledge, no third party is misappropriating, infringing, diluting or violating any Technology owned or exclusively licensed by Seller, and no claims for any of the foregoing have been brought against any third party by Seller.  Seller has taken reasonable steps in accordance with normal industry practice for a company with revenue less than $10 million per year to protect its Technology, including without limitation unregistered copyrights.

2.24

Development or Acquisition of Technology.  The Technology owned or purported to be owned by Seller was: (i) developed by employees of Seller within the scope of their employment; (ii) developed by independent contractors who have assigned their rights to Seller pursuant to written agreements; or (iii) otherwise acquired by Seller from a third party who assigned all Intellectual Property rights in the Technology to Seller, and all of the foregoing have expressly waived any moral rights or similar equitable rights they may have in their assigned work product.  Since Seller purchased the Technology, the Technology has never been pre-released in an experimental or “alpha” or “beta” state.

2.25

Performance of Existing Products.  Seller’s currently licensed and marketed commercially available products related to the Business, including any customized products, perform in all material respects in accordance with the functions described in any agreed written specifications or end user documentation provided to customers or potential customers of Seller and in accordance with Seller’s contractual obligations to Seller’s customers.  Seller has not been notified, either verbally or in writing, that such products do not perform as set forth above.

2.26

Harmful Code.  Seller has not intentionally incorporated any disabling device or mechanism in the Technology and the Technology is free of all malware and other material known to be contaminants, and does not contain any bugs, errors or problems that would substantially disrupt its operation or have a substantial adverse impact on the operation of the Technology.

2.27

Liabilities to Third Parties.  Except as set forth on Schedule 2.27, Seller does not have any outstanding liabilities, pledges or encumbrances to third parties related to the Assets.

2.28

Environmental Laws.  Seller is, and has been at all times, in compliance with all U.S. federal, state or local or non-U.S. statute, ordinance or regulations pertaining to the protection of human health or the environment and any applicable orders, judgments, decrees, permits, licenses or other authorizations or mandates under such statutes, ordinances or regulations.

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller as follows:

3.1

Organization.  Purchaser is a corporation duly organized and validly existing under the laws of the State of Oregon, and has all corporate power and authority necessary to engage in the business in which it is presently engaged.

3.2

Effectiveness.  This Agreement has been duly executed and delivered by Purchaser and is binding upon and enforceable against Purchaser in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, and other laws affecting the rights of creditors generally.  The execution, delivery and performance of this Agreement by Purchaser has been duly and effectively authorized by all necessary corporate action.

3.3

Compliance.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not:

3.3.1

Violate Purchaser’s Articles of Incorporation or Bylaws, in each case as amended to the date hereof;

3.3.2

Result in the breach of any of the terms or conditions of, or constitute a default under or violate, as the case may be, any agreement or other document or undertaking, oral or written, to which Purchaser is a party or by which it is bound or by which it or any of its properties or assets may be affected; or

3.3.3

Violate any statute, ordinance, rule, regulations, or order of any court, administrative agency, or governmental body.

ARTICLE IV. COVENANTS

4.1

Conduct of Seller Business.  Except as authorized or permitted by this Agreement, from the Effective Date, Seller will conduct its business and operations according to its ordinary and usual course of business and materially consistent with past practices until Closing.  Without limiting the generality of the foregoing, and, except as expressly contemplated in this Agreement, from the Effective Date until the Closing Date, without the prior written consent of Purchaser, Seller will not:

4.1.1

Enter into any material contract, agreement, arrangement or other understanding related to the Business with any customer or other third party in a manner that materially deviates from Seller’s past business practices.  Seller will obtain Purchaser’s prior written approval before it makes any offer, commitment, accepts any order or enters into any material contract, agreement, arrangement or understanding to provide a customer or other third party of the Business with discounted product or support services in a manner that materially deviates from Seller’s past business practices, irrespective of whether this is a new customer order or a renewal.  Seller further agrees not to accept any early renewals related to the Business in any manner outside of its normal course of business prior to Close;

4.1.2

Materially increase the rate or terms of compensation payable or to become payable by Seller to employees of the Business or commit itself to any additional, bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any employees of the Business (except for merit increases to employees made in the ordinary course of business consistent with past practices);

4.1.3

Take or omit to take any other action that would be reasonably expected to cause any of the representations and warranties contained in this Agreement to be untrue in any material respect; or

4.1.4

Enter into any contract, agreement, arrangement or other understanding to do any act prohibited by, or to refrain from doing any act required by, any of the foregoing provisions of this Section.

4.2

Access to Information.  Until Closing, Seller shall, during ordinary business hours and on at least two days’ prior written notice, and subject to Section 4.3 below: (a) give Purchaser and its authorized representatives reasonable access to all books, records, plants, offices and other facilities and properties of Seller, (b) permit Purchaser to make such inspections thereof as Purchaser may reasonably request, and (c) cause its officers and advisors to furnish Purchaser with such financial, technical and operating data and other information with respect to the Business as Purchaser may from time to time reasonably request.  Any such inspection or investigation shall be conducted in such a manner so as not to interfere unreasonably with the operation of the business of Seller.

4.3

Notification of Certain Matters; Further Financial Reports.  Seller shall give prompt notice in writing to Purchaser if any of the following occur prior to Closing: (a) the occurrence of any event which has resulted, or may result, in a Material Adverse Effect, as defined in Section 2.1 of this Agreement, that could result in the failure to satisfy any condition specified in this Agreement; or (b) any written notice or other written communication from any third person alleging that the consent of such third person is or may be required in connection with the transactions contemplated by this Agreement (collectively, “Supplemental Information”). Purchaser shall be deemed to have waived its rights to seek indemnification under Article VIII hereof with respect to a breach of a representation or warranty by the Company to the extent such breach arises from a circumstance or event occurring in its entirety after the date hereof (“Subsequent Event”) that is described in such Supplemental Information if the Purchaser elects nevertheless to consummate the transactions contemplated by this Agreement notwithstanding such Subsequent Event.  In addition, between the Effective Date and the Closing, Seller shall provide promptly to Purchaser financial reports related to the Business prepared by Seller in the ordinary course of business, and such other information as Purchaser may reasonably request, promptly upon such request.

4.4

Negotiations with Others.  From the Effective Date until the earlier of the termination of this Agreement or the Closing Date, Seller will not initiate contact with or solicit any inquiry or proposal or engage in any discussions with any third party in connection with any possible proposal regarding a sale of the Business or any similar transaction.  Seller agrees to immediately provide notice to Purchaser of any solicitation or offer made by any third party in connection with the sale of the Business or any similar transaction.

4.5

Cooperation on Tax Matters.  Purchaser and Seller shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns and any audit, litigation or other proceeding with respect to taxes.  Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement.

4.6

Confidentiality; Publicity.  All information furnished under this Agreement to either party or its representatives will be held in confidence in accordance with the Non-Disclosure Agreement signed by the parties dated November 20, 2012.  Neither party will issue any press release describing this transaction except with the prior written approval of the other party; provided, however, if a party determines, based upon advice of counsel, that a press release or public announcement is required, or reasonably necessary to comply with, the rules and regulations of NASDAQ or any other securities exchange on which either party’s shares are listed, such party may make such press release or public announcement, in which case that party shall use commercially reasonable efforts to provide the other party reasonable time to comment on such release or announcement in advance of such issuance. Purchaser acknowledges that Seller shall be required to provide information to its shareholders subsequent to the Effective Date in order to solicit approval for completion of this transaction.  Notwithstanding the foregoing, or anything to the contrary in the Non-Disclosure Agreement referenced above, Seller acknowledges that after Closing Purchaser will be unrestricted in its right to use and disclose information related to the Assets, information provided under this Agreement or the Non-Disclosure Agreement and the existence and terms of this transaction. Purchaser acknowledges that after Closing Seller will be unrestricted in its right to disclose information related to the Assets, information provided under this Agreement or the Non-Disclosure Agreement and the existence and terms of this transaction so long as such disclosure is for the purpose of obtaining shareholder approval of this transaction or is required by applicable law or stock exchange requirements (based upon reasonable advice of counsel or is required by the Seller’s certified public accountants.

4.7

Use of Asset Sale Proceeds.  Seller agrees to use the proceeds from the sale of the Assets to resolve Seller’s outstanding liabilities to third parties related to the Business which are listed on Schedule 2.27.

4.8

No Dissolution Filing for Twelve Months.  Seller will remain an active company and Seller will not wind up or dissolve Seller for a period of twelve months from the Closing without prior written consent from Purchaser, which will not be unreasonably withheld provided, however, that the foregoing shall not apply to any transaction in which the Seller sells itself, regardless of whether by merger, asset sale or otherwise, and the buyer or successor assumes (whether by contract or operation of law) Seller’s indemnity obligations hereunder.

4.9

No Dividends or Share Repurchases.  Subsequent to the Effective Date, Seller will not make any dividends to shareholders or repurchase any Seller shares, for a period of twelve months from the Closing without the prior written consent from Purchaser, which shall not be unreasonably withheld with the exception of (i) repurchasing shares held by Greenleaf Capital for a total purchase price not to exceed US$100,000, and/or (ii) repurchasing 50,000 shares from specified investors for $5.50 per share under an existing put agreement that may be exercised by those investors, at their sole discretion, between June 1 and 30, 2014.

ARTICLE V. CONDITIONS TO CLOSING BY PURCHASER

The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Purchaser’s waiver, at or prior to the Closing  of each of the following conditions:

5.1

Representations and Warranties; Performance of Obligations; Certificate.

5.1.1

Each of the representations and warranties made by Seller contained in this Agreement shall be materially true as of the Closing, except for changes permitted or authorized by this Agreement and except to the extent that any representation or warranty is made as of a specified date, in which case, such representation and warranty shall be true as of such date.

5.1.2

Each of the obligations of Seller required by this Agreement to be performed by it at or prior to the Closing shall have been materially performed and complied with as of the Closing.

5.1.3

Each document required by Section 1.6 to be delivered by Seller shall have been delivered.

5.1.4

At the Closing, Purchaser shall have received a certificate, dated as of the Closing Date and duly executed by Seller, to the effect that the conditions set forth in the preceding three paragraphs have been satisfied and that complete sets of all the deliverables described in Section 1.6 have been delivered to Purchaser.

5.2

Compliance with Laws.  Seller has complied with local laws and regulations related to board of director resolutions, shareholder resolutions and consents, as required to consummate the transactions contemplated in this Agreement.

5.3

Absence of Litigation.  No order, stay, injunction or decree of any court of competent jurisdiction or of an arbitrator shall have been issued and be in effect restraining or prohibiting the consummation of the transactions contemplated in this Agreement.  No action, suit or proceeding before any court or any governmental or regulatory entity shall be pending (or threatened by any governmental or regulatory entity), and no investigation by any governmental or regulatory entity shall have been commenced (and be pending) seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement.

5.4

No Material Adverse Effect.  No event shall have occurred with respect to Seller, its business or properties that is reasonably expected to have a Material Adverse Effect as defined in Section 2.1 of this Agreement.

ARTICLE VI. CONDITIONS TO CLOSING BY SELLER

The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

6.1

Representations and Warranties; Performance of Obligations; Closing Deliveries.

6.1.1

Each of the representations and warranties made by Purchaser contained in this Agreement shall be true as of the Closing, except for changes permitted or authorized by this Agreement and except to the extent that any representation and warranty is made as of a specified date, in which case, such representation and warranty shall be true as of that date.

6.1.2

Each of the obligations of Purchaser required by this Agreement to be performed at or prior to the Closing shall have been duly performed and complied with as of the Closing.

6.1.3

Stockholder Approval shall have been obtained.

6.1.4

Consent of Prides Capital has been obtained.

6.1.5

Transfer of license for automated dimensioning patents from Acacia Research Group.

6.2

Absence of Litigation.  No order, stay, injunction or decree of any court of competent jurisdiction or of an arbitrator shall have been issued and be in effect restraining or prohibiting the consummation of the transactions contemplated in this Agreement.  No action, suit or proceeding before any court or any governmental or regulatory entity shall be pending (or threatened by any governmental or regulatory entity), and no investigation by any governmental or regulatory entity shall have been commenced (and be pending) seeking to restrain or prohibit (or questioning the validity or legality of) the consummation of the transactions contemplated by this Agreement.

ARTICLE VII. TERMINATION AND ABANDONMENT

7.1

Termination.  Except as specifically provided hereunder, this Agreement may not be terminated at any time prior to Closing:

7.1.1

by mutual written consent of Seller and Purchaser;

7.1.2

by Seller or Purchaser at any time after November 30, 2013 (“Termination Date”), provided that, if the Closing has not occurred by the Termination Date because a party is in material breach of this Agreement and has failed to cure such material breach prior to Closing, then the party responsible for such breach may not avail itself of the right under this Section, and provided further that in any such event, the non-breaching party shall not be deprived of any remedy under this Agreement or at law against the breaching party;

7.1.3

by Purchaser, if there has been a breach by Seller of a representation or warranty contained in this Agreement or failure by Seller to perform any covenant or condition to closing the transactions contemplated under this Agreement and such breach or failure has not been waived by Purchaser or cured by Seller prior to Closing; or

7.1.4

by Seller, if there has been a breach by Purchaser of a representation or warranty contained in this agreement or failure by Purchaser to perform any covenant or condition to closing the transactions contemplated under this Agreement and such breach or failure has not been waived by Seller or cured by Purchaser prior to Closing.

7.2

Procedure and Effect of Termination.  In the event of termination of this Agreement and abandonment of the contemplated transactions by any or all of the parties pursuant to Section 7.1, written notice shall promptly be given by the terminating party to the other party and, in such event, this Agreement shall terminate and the contemplated transactions shall be abandoned, without further action by any of the parties; provided, however, that the foregoing shall not be construed to deprive any party of any remedy under this Agreement or at law if this Agreement is terminated in violation of this Agreement or if it is terminated pursuant to Sections 7.1.3 or 7.1.4.

ARTICLE VIII. POST CLOSING CLAIMS

8.1

Survival of Representations, Warranties and Covenants.  All representations, warranties, covenants and agreements of Seller made in this Agreement, or in any schedule to this Agreement, and the liabilities of Seller for the breach or inaccuracy of any such representation, warranty or promise shall survive the Closing for a period of one year from the Closing Date.

8.2

Indemnification.

8.2.1

Seller shall indemnify and hold harmless Purchaser from and against losses, damages, liabilities and claims (“Losses”) arising out of, based upon or resulting from: (i) any inaccuracy of any representation or warranty of Seller which is contained in this Agreement; (ii) the transfer of undertaking laws in Germany; or (iii) any breach or non-fulfillment by Seller of any covenants, agreements or other obligations contained in this Agreement; provided that Purchaser provides Written Notice to Seller in compliance with Section 9.6.  “Losses” under this Section 8.2 shall include all reasonable fees, costs and expenses of any kind related to Losses, including without limitation, attorney’s fees, except costs and expenses related to Purchaser’s employees’ time and Purchaser’s overhead shall be excluded.  Subject to Section 8.3, Purchaser shall have the right to hold back payments from the Holdback and the Earn-Out Payments equal to a reasonable and good faith estimate of Losses arising from such claim pending resolution of such claim.  If a claim is resolved following the Holdback Period or the date any Earn-Out Payments are due and Losses with respect to such claim are less than the amount withheld by Purchaser, Purchaser shall promptly release any amount due to Seller with the amount remaining following the Holdback Period or the date any Earn-Out Payments are due to be used solely as recourse for the particular claim pending, or otherwise released to Seller.  In the event that no claims for Losses have been made against the Holdback or Earn-Out Payments on the date such payments are due, the entire payment shall promptly be distributed to Seller, as applicable.

8.2.2

Notwithstanding anything to the contrary set forth in this Agreement, Purchaser shall not make a claim for Losses until the aggregate dollar amount of all Losses that would otherwise be indemnifiable pursuant to Section 8.2.1 exceeds $30,000 (the “Basket Amount”), in which case Purchaser may make claims for indemnification for all Losses, including the Basket Amount.

8.3

Notice of Claims; Resolution of Claims.

8.3.1

Purchaser shall give Seller timely written notice (the “Written Notice”) pursuant to Section 9.6 of this Agreement, as it becomes aware of any Losses it seeks to have satisfied out of the Holdback or the Earn-Out Payments.  Written Notice shall (i) include the amount of such Losses (which, in the case of Losses not yet incurred or paid may be the maximum amount reasonably likely to be incurred or paid) and (ii) specify in reasonable detail the facts and circumstances related to the breach and the individual items of such Losses arising out of, resulting from or in connection with such breach.

8.3.2

For claims under this Article V, the “Claim Date” is the date written notice is provided to Seller under Section 9.6.  Seller shall have fifteen calendar days after the Claim Date within which to provide Purchaser with detailed written notice objecting to any Losses claimed by Purchaser (the “Objection Period”).  In the event Seller does not provide such detailed written notice to Purchaser before the end of the Objection Period, Purchaser may reduce the Holdback or the Earn-Out Payments by an amount equal in value to the accumulated dollar amount of Losses in accordance with this Agreement.  The remainder of the Holdback or the Earn-Out Payments shall be retained for Seller’s benefit until the date such payment is due, and released to Seller thereon.

In the event Purchaser receives a detailed written notice before the end of the Objection Period from Seller objecting to any Losses:

(a)

Purchaser shall be entitled to retain the portion of the Holdback or Earn-Out Payments equal in value to the accumulated dollar amount of Losses objected to by Seller (the “Disputed Loss Amount”) until such dispute is resolved, and shall release to Seller the portion of the Holdback or Earn-Out Payments (as applicable) equal in value to the accumulated dollar amount of Losses not being objected to.

(b)

Purchaser and Seller shall work together in good faith to resolve any dispute related to the Disputed Loss Amount.

(c)

If a determination as to the distribution of the Disputed Loss Amount cannot be made by mutual agreement between Purchaser and Seller within 90 calendar days after the Claim Date, then either party may submit the matter to a court of competent jurisdiction for resolution.

(d)

Purchaser shall distribute or retain the Disputed Loss Amount (i) in accordance with the mutual agreement of Purchaser and Seller or (ii) in accordance with a final order from a court of competent jurisdiction to which the matter was submitted. In the event whereby Purchaser has been found to have retained an amount in excess of 25% more than it had the right to retain, Purchaser shall reimburse Seller for reasonable legal expenses incurred in pursuing resolution which shall not exceed US$20,000.

8.4

Matters Involving Third Parties.  If any third party notifies either party (the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against the other party (the “Indemnifying Party”) under this Article VIII, then the Indemnified Party shall promptly (and in any event within five business days after receiving notice of the Third Party Claim) notify the Indemnifying Party thereof in writing.  The Indemnifying Party will have the right at any time to assume and thereafter conduct the defense of the Third Party Claim with counsel of its choice.  Unless and until the Indemnifying Party assumes the defense of the Third Party Claim, the Indemnified Party may defend against the Third Party claim in any manner it may reasonably deem appropriate.  In no event will the Indemnified Party consent to the entry of any judgment on or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party.

ARTICLE IX. MISCELLANEOUS

9.1

Absence of Brokerage Fee.  Seller and Purchaser shall share equally any fees paid to Kwame James in connection with the transactions contemplated by this Agreement.  Notwithstanding the foregoing, Purchaser’s responsibility to Kwame James will not exceed US$20,000.  Except as stated in this Section, Seller and Purchaser represent and warrant to each other that no broker or finder has acted on its behalf in connection with this Agreement or the transactions contemplated by this Agreement, and no brokerage fee shall be due upon the consummation of such transactions.

9.2

LIMITATION OF LIABILITY.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS) WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, REGARDLESS OF WHETHER THE PARTY HAS BEEN ADVISED OF SUCH DAMAGES.  IN NO EVENT SHALL EITHER PARTY’S LIABILITY UNDER THIS AGREEMENT EXCEED THE PURCHASE PRICE.

9.3

Amendment of Agreement.  This Agreement may be amended or modified, and its terms, covenants or conditions may be waived, only by written agreement of the parties, or, in the case of a waiver, by a writing executed by the party waiving compliance.

9.4

Taxes.  Seller is responsible for all income or capital gains taxes that may be due as a direct result of this Agreement or in connection with payments made by Purchaser under this Agreement. All other taxes assessed against or incurred by Seller in connection with this Agreement shall be borne by Seller and all other taxes assessed against or incurred by Purchaser in connection with this Agreement shall be borne by Purchaser.

9.5

Fees and Expenses.  All fees and expenses incurred by Seller in connection with this Agreement shall be borne by Seller and all fees and expenses incurred by Purchaser in connection with this Agreement shall be borne by Purchaser.

9.6

Notices.  Any notices or communication given pursuant to this Agreement by a party to the other party shall be in writing and delivered, upon receipt of transaction confirmation if sent by facsimile, or mailed by international courier service, postage prepaid (mailed notices shall be deemed given when duly mailed), as follows:

If to Purchaser:	If to Seller:
Mentor Graphics Corporation 8005 S.W. Boeckman Road Wilsonville, Oregon 97070 Attn: General Counsel	SofTech, Inc. 59 Lowes Way Lowell, MA 01851 Attn: CEO

or to the attention of such other persons at such other addresses as may have been furnished by a party to the other party in writing.

9.7

Governing Law.  This Agreement shall be construed in accordance with the laws of Oregon, exclusive of conflicts of law provisions.  All disputes arising out of or in connection to this Agreement shall be submitted to the exclusive jurisdiction of the courts in Portland, Oregon, U.S.A.  Each of the parties to this Agreement irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated by this Agreement.

9.8

Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.9

Integration.  The terms set forth in this Agreement and the schedules attached to this Agreement are intended by the parties as a final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior written or oral agreement, representation or warranty or any consistent additional terms. The schedules and exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

9.10

Headings.  The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

9.11

Further Assurances.  Seller shall make available to Purchaser any records, documents and data retained by Seller and Purchaser shall make available to Seller any documents and data necessary to complete the transactions contemplated by this Agreement.  Both parties shall execute, deliver and acknowledge all instruments of transfer and conveyance and do and perform all such other acts and things as either party may reasonably require more completely to consummate the transactions contemplated by this Agreement.

9.12

Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns; provided, that in the event of assignment by Seller, Purchaser shall be required to make payment under this Agreement to only one agent.

9.13

Severability.  If any term of this Agreement or its application in any circumstance is held invalid or unenforceable, the invalidity or unenforceability will not affect any other terms of this Agreement which can be given effect without the invalid or unenforceable term nor the applicability of that term in any other circumstance.

9.14

Representation by Counsel.  The parties understand, represent and warrant that each enters into this Agreement having voluntarily consulted with their own independent legal counsel, and that each party has read, fully understands and voluntarily accepts the terms.

Seller and Purchaser have duly executed and delivered this Agreement as of the day and year first above written.

SOFTECH, INC. By: /s/Joseph P. Mullaney (Authorized Representative) Typed Name: Joseph P. Mullaney Title: CEO Date: August 30, 2013	MENTOR GRAPHICS CORPORATION By: /s/Dean Freed (Authorized Representative) Typed Name: Dean Freed Title: Vice President and General Counsel Date: August 29, 2013

ANNEX B

MASSACHUSETTS APPRAISAL RIGHTS STATUTE

ANNOTATED LAWS OF MASSACHUSETTS

MASSACHUSETTS BUSINESS CORPORATION ACT

Part 13

SUBDIVISION A. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

Section 13.01. Definitions.

In this PART the following words shall have the following meanings unless the context requires otherwise:

“Affiliate”, any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control of or with another person.

“Beneficial shareholder”, the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

“Corporation”, the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 13.22 to 13.31, inclusive, includes the surviving entity in a merger.

“Fair value”, with respect to shares being appraised, the value of the shares immediately before the effective date of the corporate action to which the shareholder demanding appraisal objects, excluding any element of value arising from the expectation or accomplishment of the proposed corporate action unless exclusion would be inequitable.

“Interest”, interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

“Marketable securities”, securities held of record by, or by financial intermediaries or depositories on behalf of, at least 1,000 persons and which were

(a)

listed on a national securities exchange,

(b)

designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or

(c)

listed on a regional securities exchange or traded in an interdealer quotation system or other trading system and had at least 250,000 outstanding shares, exclusive of shares held by officers, directors and affiliates, which have a market value of at least $5,000,000.

“Officer”, the chief executive officer, president, chief operating officer, chief financial officer, and any vice president in charge of a principal business unit or function of the issuer.

“Person”, any individual, corporation, partnership, unincorporated association or other entity.

“Record shareholder”, the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation. “Shareholder”, the record shareholder or the beneficial shareholder.

Section 13.02. Right to Appraisal.

(a)

A shareholder is entitled to appraisal rights, and obtain payment of the fair value of his shares in the event of, any of the following corporate or other actions:

(1)

consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 11.04 or the articles of organization or if the corporation is a subsidiary that is merged with its parent under section 11.05, unless, in either case, (a) all shareholders are to receive only cash for their shares in amounts equal to what they would receive upon a dissolution of the corporation or, in the case of shareholders already holding marketable securities in the merging corporation, only marketable securities of the surviving corporation and/or cash and (b) no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(2)

consummation of a plan of share exchange in which his shares are included unless: (c) both his existing shares and the shares, obligations or other securities to be acquired are marketable securities; and (d) no director, officer or controlling shareholder has a direct or indirect material financial interest in the share exchange other than in his capacity as (iv) a shareholder of the corporation whose shares are to be exchanged, (v) a director, officer, employee or consultant of either the corporation whose shares are to be exchanged or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (vi) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation whose shares are to be exchanged in the aggregate;

(3)

consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the sale or exchange is subject to section 12.02, or a sale or exchange of all, or substantially all, of the property of a corporation in dissolution, unless:

(i)

his shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for his shares; or

(ii)

the sale or exchange is pursuant to court order; or

(iii)

in the case of a sale or exchange of all or substantially all the property of the corporation subject to section 12.02, approval of shareholders for the sale or exchange is conditioned upon the dissolution of the corporation and the distribution in cash or, if his shares are marketable securities, in marketable securities and/or cash, of substantially all of its net assets, in excess of a reasonable amount reserved to meet unknown claims under section 14.07, to the shareholders in accordance with their respective interests within one year after the sale or exchange and no director, officer or controlling shareholder has a direct or indirect material financial interest in the sale or exchange other than in his capacity as (vii) a shareholder of the corporation, (viii) a director, officer, employee or consultant of either the corporation or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (ix) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(4)

an amendment of the articles of organization that materially and adversely affects rights in respect of a shareholder’s shares because it:

(i)

creates, alters or abolishes the stated rights or preferences of the shares with respect to distributions or to dissolution, including making non-cumulative in whole or in part a dividend theretofore stated as cumulative;

(ii)

creates, alters or abolishes a stated right in respect of conversion or redemption, including any provision relating to any. sinking fund or purchase, of the shares;

(iii)

alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv)

excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate votes, except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class; or

(v)

reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 6.04;

(5)

an amendment of the articles of organization or of the bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration or any outstanding shares held by the shareholder or amends any pre-existing restrictions on the transfer or registration of his shares in a manner which is materially adverse to the ability of the shareholder to transfer his shares;

(6)

any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to appraisal;

(7)

consummation of a conversion of the corporation to nonprofit status pursuant to subdivision B of PART 9; or

(8)

consummation of a conversion of the corporation into a form of other entity pursuant to subdivision D of PART 9.

(b)

Except as otherwise provided in subsection (a) of section 13.03, in the event of corporate action specified in clauses (1), (2), (3), (7) or (8) of subsection (a), a shareholder may assert appraisal rights only if he seeks them with respect to all of his shares of whatever class or series.

(c)

Except as otherwise provided in subsection (a) of section 13.03, in the event of an amendment to the articles of organization specified in clause (4) of subsection (a) or in the event of an amendment of the articles of organization or the bylaws or an agreement to which the shareholder is not a party specified in clause (5) of subsection (a), a shareholder may assert appraisal rights with respect to those shares adversely affected by the amendment or agreement only if he seeks them as to all of such shares and, in the case of an amendment to the articles of organization or the bylaws, has not voted any of his shares of any class or series in favor of the proposed amendment.

(d)

The shareholder’s right to obtain payment of the fair value of his shares shall terminate upon the occurrence of any of the following events:

(1)

the proposed action is abandoned or rescinded; or

(2)

a court having jurisdiction permanently enjoins or sets aside the action; or

(3)

the shareholder’s demand for payment is withdrawn with the written consent of the corporation.

(e)

A shareholder entitled to appraisal rights under this chapter may not challenge the action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 13.03. Assertion of Rights by Nominees and Beneficial Owners.

(a)

A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(b)

A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(1)

submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subclause (ii) of clause (2) of subsection (b) of section 13.22; and

(2)

does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

SUBDIVISION B. PROCEDURE FOR EXERCISE OF APPRAISAL RIGHTS

Section 13.20. Notice of Appraisal Rights.

(a)

If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders’ meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this chapter and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this chapter shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(b)

In a merger pursuant to section 11.05, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in section 13.22.

Section 13.21. Notice of Intent to Demand Payment.

(a)

If proposed corporate action requiring appraisal rights under section 13.09 is submitted to vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(1)

shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

(2)

shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(b)

A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment under this chapter.

Section 13.22. Appraisal Notice and Form.

(a)

If proposed corporate action requiring appraisal rights under subsection (a) of section 13.02 becomes effective, the corporation shall deliver a written appraisal notice and form required by clause (1) of subsection (b) to all shareholders who satisfied the requirements of section 13.21 or, if the action was taken by written consent, did not consent. In the case of a merger under section 11.05, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(b)

The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(1)

supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (e) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (f) that the shareholder did not vote for the transaction;

(2)

state:

(i)

where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subclause (ii);

(ii)

a date by which the corporation shall receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection (a) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(iii)

the corporation’s estimate of the fair value of the shares;

(iv)

that, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in clause (ii) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(v)

the date by which the notice to withdraw under section 13.23 shall be received, which date shall be within 20 days after the date specified in subclause (ii) of this subsection; and

(3)

be accompanied by a copy of this chapter.

Section 13.23. Perfection of Rights; Right to Withdraw.

(a)

A shareholder who receives notice pursuant to section 13.22 and who wishes to exercise appraisal rights shall certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to clause (1) of subsection (b) of section 13.22. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after–acquired shares under section 13.25. In addition, a shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subclause (ii) of clause (2) of subsection (b) of section 13.22. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to said subsection (b).

(b)

A shareholder who has complied with subsection (a) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subclause (v) of clause (2) of subsection (b) of section 13.22. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(c)

A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection (b) of section 13.22, shall not be entitled to under this chapter.

Section 13.24. Payment.

(a)

Except as provided in section 13.25, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 13.23 the amount the corporation estimates to be the fair value of their shares, plus interest.

(b)

The payment to each shareholder pursuant to subsection (a) shall be accompanied by:

(1)

financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(2)

a statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to subclause (iii) of clause (2) of subsection (b) of section 13.22; and

(3)

a statement that shareholders described in subsection (a) have the right to demand further payment under section 13.26 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment in full satisfaction of the corporation’s obligations under this chapter.

Section 13.25. After-Acquired Shares.

(a)

A corporation may elect to withhold payment required by section 13.24 from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to clause (1) subsection (b) of section 13.22.

(b)

If the corporation elected to withhold payment under subsection (a) it must, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, notify all shareholders who are described in subsection (a):

(1)

of the information required by clause (1) of subsection (b) of section 13.24:

(2)

of the corporation’s estimate of fair value pursuant to clause (2) of subsection (b) of said section 13.24;

(3)

that they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 13.26;

(4)

that those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer; and

(5)

that those shareholders who do not satisfy the requirements for demanding appraisal under section 13.26 shall be deemed to have accepted the corporation’s offer.

(c)

Within 10 days after receiving the shareholder’s acceptance pursuant to subsection (b), the corporation shall pay in cash the amount it offered under clause (2) of subsection (b) to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

(d)

Within 40 days after sending the notice described in subsection (b), the corporation must pay in cash the amount if offered to pay under clause (2) of subsection (b) to each shareholder deserved in clause (5) of subsection (b).

Section 13.26. Procedure if Shareholder Dissatisfied With Payment or Offer.

(a)

A shareholder paid pursuant to section 13.24 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 13.24. A shareholder offered payment under section 13.25 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

(b)

A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) within 30 days after receiving the corporation’s payment or offer of payment under section 13.24 or section 13.25, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

SUBDIVISION C. JUDICIAL APPRAISAL OF SHARES

Section 13.30. Court Action.

(a)

If a shareholder makes demand for payment under section 13.26 which remains unsettled, the corporation shall commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 13.26 plus interest.

(b)

The corporation shall commence the proceeding in the appropriate court of the county where the corporation’s principal office, or, if none, its registered office, in the commonwealth is located. If the corporation is a foreign corporation without a registered office in the commonwealth, it shall commence the proceeding in the county in the commonwealth where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(c)

The corporation shall make all shareholders, whether or not residents of the commonwealth, whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law or otherwise as ordered by the court.

(d)

The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.

(e)

Each shareholder made a party to the proceeding is entitled to judgment (x) for the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (xi) for the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 13.25.

Section 13.31. Court Costs and Counsel Fees.

(a)

The court in an appraisal proceeding commenced under section 13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess cost against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(b)

The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1)

against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections 13.20, 13.22, 13.24 or 13.25; or

(2)

against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(c)

If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(d)

To the extent the corporation fails to make a required payment pursuant to sections 13.24, 13.25, or 13.26, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

ANNEX C

SOFTECH, INC. AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR

THE FISCAL YEARS ENDED MAY 31, 2013 AND 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

SofTech, Inc.

Lowell, MA

We have audited the accompanying consolidated balance sheets of SofTech, Inc. and subsidiaries as of May 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income, changes in redeemable common stock and shareholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SofTech, Inc. and subsidiaries as of May 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ McGladrey LLP

Boston, Massachusetts

August 28, 2013

SOFTECH, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	(in thousands)
	May 31,	May 31,
	2013	2012
ASSETS

Cash and cash equivalents	$1,188	$595
Restricted cash	100	-
Accounts receivable (less allowance for uncollectible accounts of $29 as of May 31, 2013 and May 31, 2012)	895	757
Prepaid and current other assets	299	308

Total current assets	2,482	1,660

Property and equipment, net	61	42
Goodwill	4,249	4,246
Capitalized software development costs, net	376	172
Capitalized patent costs	101	82
Debt issuance costs, net	250	210
Notes receivable and other assets	195	136

TOTAL ASSETS	$7,714	$6,548

LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS’ EQUITY

Accounts payable	$137	$266
Accrued expenses	602	333
Other current liabilities	89	70
Deferred maintenance revenue	2,088	2,194
Current portion of capital lease	13	5
Current portion of long-term debt	-	720

Total current liabilities	2,929	3,588

Long term deferred maintenance revenue	59	-
Capital lease, net of current portion	39	4
Other long-term liabilities	-	47
Long-term debt, net of current portion	2,700	1,480

Total liabilities	5,727	5,119

Redeemable common stock, $0.10 par value, 50,000 shares issued and outstanding at May 31, 2013	275	-

Shareholders’ equity :
Common stock, $0.10 par value 20,000,000 shares authorized, 995,135 issued and outstanding at May 31, 2013 and 2012
	100	100
Capital in excess of par value	27,369	27,478
Accumulated deficit	(25,333)	(25,693)
Accumulated other comprehensive loss	(424)	(456)
Total shareholders’ equity	1,712	1,429

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS’ EQUITY	$7,714	$6,548

See accompanying notes to consolidated financial statements.

SOFTECH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	(in thousands, except for share and per share data)
	Years Ended

	May 31,	May 31,
	2013	2012

Revenues:
Products	$1,284	$1,420
Services	4,784	5,015
Royalties on sale of patents	290	-
Total revenues	6,358	6,435

Cost of revenues:
Products	141	75
Services	1,234	1,335
Total cost of revenues	1,375	1,410

Gross margin	4,983	5,025

Research and development expenses	1,087	1,243
Selling, general and administrative expenses	3,186	2,984

Operating income	710	798

Interest expense	342	320
Other (income) expense, net	(7)	31

Income before income taxes	375	447
Provision for income taxes	15	3

Net income	$360	$444

Basic and diluted net income per share	$0.35	$0.45

Weighted average common shares outstanding-basic	1,018,709	995,135
Weighted average common shares outstanding- diluted	1,019,812	995,135

See accompanying notes to consolidated financial statements.

SOFTECH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF

COMPREHENSIVE INCOME

	(in thousands)
	For the Twelve Months Ended

	May 31,	May 31,
	2013	2012

Net income	$360	$444

Other comprehensive income (expense):
Foreign currency translation adjustment	32	(22)

Total other comprehensive income (expense)	32	(22)

Comprehensive income	$392	$422

See accompanying notes to consolidated financial statements.

SOFTECH, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN REDEEMABLE COMMON STOCK AND SHAREHOLDERS’ EQUITY

	(in thousands, except for share and per share data)
	Years Ended

	May 31,	May 31
	2013	2012

Redeemable common stock:
Balance at beginning of year	$-	$-
Issuance of redeemable common stock, net of issuance costs	158	-
Accretion of redeemable common stock to redemption value	117	-
Redeemable common stock at end of year	$275	$-

Common stock:
Balance at beginning of year	$100	$100
Balance at end of year	100	100
Capital in excess of par value:
Balance at beginning of year	27,478	27,582
Direct costs of shares issued in private placement	-	(112)
Accretion of redeemable common stock to redemption value	(117)	-
Stock based compensation	8	8
Balance at end of year	27,369	27,478
Accumulated deficit:
Balance at beginning of year	(25,693)	(26,137)
Net income	360	444
Balance at end of year	(25,333)	(25,693)
Accumulated other comprehensive loss:
Balance at beginning of year	(456)	(434)
Foreign currency translation adjustments	32	(22)
Balance at end of year	(424)	(456)

Total shareholders’ equity at end of year	$1,712	$1,429

Outstanding shares:
Balance of redeemable common stock at beginning of year	-	-
Issuance of redeemable common stock	50,000	-
Balance of redeemable common stock at end of year	50,000	-

Balance of common stock at beginning of year	995,135	995,249
Fractional shares cashed out in 1-for-20 reverse stock split	-	(114)
Balance of common stock at end of year	995,135	995,135

See accompanying notes to consolidated financial statements.

SOFTECH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	( in thousands)
	Years Ended

	May 31,	May 31,
	2013	2012
Cash flows from operating activities:
Net income	$360	$444
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	333	156
Stock based compensation	8	8
Changes in current assets and liabilities:
Accounts receivable	(138)	150
Prepaid expenses and other current assets	(55)	67
Accounts payable, accrued expenses and other liabilities	52	(664)
Deferred maintenance revenue	(47)	(107)
Net cash provided by operating activities	513	54

Cash flows from investing activities:
Capital expenditures	(2)	(17)
Receipts from note receivable from sale of product line	-	134
Capitalized software development costs	(276)	(184)
Capitalized patent costs	(19)	(82)
Net cash provided used in investing activities	(297)	(149)

Cash flows from financing activities:
Proceeds from issuance of redeemable common stock, net of expenses	223	-
Proceeds from issuance of common stock, net of registration expenses	-	(112)
Borrowings under Loan	2,700	-
Borrowings under Credit Facility	300	-
Repayment under Credit Facility	(2,500)	(770)
Debt issuance costs	(255)	-
Repayments under capital lease	(10)	(5)
Net cash provided by (used in) financing activities	458	(887)

Effect of exchange rates on cash	19	(9)
Increase (decrease) in cash and cash equivalents	693	(991)
Cash and cash equivalents, beginning of period	595	1,586
Cash and cash equivalents, end of period	$1,288	$595

Supplemental disclosures of cash flow information:
Interest paid	$157	$228
Income taxes paid	$2	$10

Supplemental disclosures of noncash investing and financing activities:
Purchase of property and equipment under capital lease	$53	$-
Accretion of redeemable common stock	$117	$-

See accompanying notes to consolidated financial statements.

SOFTECH, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A.

DESCRIPTION OF THE BUSINESS AND BASIS OF PRESENTATION

SofTech, Inc. (the “Company”) was formed in Massachusetts on June 10, 1969. The Company is engaged in the development, marketing, distribution and support of computer software solutions that serve the Product Lifecycle Management (“PLM”) industry. These solutions include software technology offerings for computer aided design as well as product data/lifecycle management and collaboration technologies, all of which fit under the broadly defined PLM industry. The Company’s operations are organized geographically with offices in the U.S. and European sales and customer support offices in Germany and Italy. The Company also has resellers in Asia and Europe.

The Company has also been actively engaged in acquiring and filing three new U.S. patents, evaluating alternatives for monetizing its existing patents and investigating the acquisition of specific patents already awarded that might enhance our value. It is expected that this kind of activity will become an increasing area of focus and investment over the coming years.

The consolidated financial statements of the Company include the accounts of SofTech, Inc. and its wholly-owned subsidiaries, Information Decisions, Inc., Workgroup Technology Corporation, SofTech, GmbH and SofTech, Srl. All significant intercompany accounts and transactions have been eliminated in consolidation.

B.

SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates included in the financial statements pertain to revenue recognition, the allowance for doubtful accounts receivable, and the valuation of long term assets including goodwill, capitalized patent costs, capitalized software development costs and deferred tax assets. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. The Company maintains cash at certain financial institutions in amounts that at times, exceed Federal Deposit Insurance Corporation limits.  Cash held in foreign bank accounts at May 31, 2013 totaled approximately $206,000. The Company does not believe it is exposed to significant credit risk related to cash and cash equivalents.

CONCENTRATION OF CREDIT RISK

The Company believes that the loss of one or more of our largest customers could have a material adverse effect on the business. During fiscal years 2013 and 2012, no customer exceeded ten percent of revenue. The Company generally does not require collateral on credit sales. Management evaluates the creditworthiness of customers prior to delivery of products and services and provides allowances at levels estimated to be adequate to cover any potentially uncollectible accounts. Bad debts are written off against the allowance when identified. The changes in the accounts receivable reserve are as follows (in thousands):

		Charged
	Balance,	to Costs		Balance,
For the Years	Beginning	and	Bad Debt	End of
Ended May 31,	of Period	Expenses	Write-offs	Period

2012	$29	$-	$-	$29

2013	$29	$-	$-	$29

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. The Company provides for depreciation on a straight-line basis over the following estimated useful lives:

Data Processing Equipment	2-5 years
Office furniture	5-10 years
Automobiles	4-6 years

Depreciation expense, including amortization of assets under capital lease, was approximately $35,000 and $31,000, for fiscal years 2013 and 2012, respectively.

Maintenance and repairs are charged to expense as incurred; betterments are capitalized. At the time property and equipment are retired, sold, or otherwise disposed of, the related costs and accumulated depreciation are removed from the accounts. Any resulting gain or loss on disposal is credited or charged to income.

SOFTWARE DEVELOPMENT COSTS

The Company accounts for its software development costs in accordance with Accounting Standards Codification (“ASC”) 985, Costs of Computer Software to Be Sold, Leased or Marketed.  Costs that are incurred internally in researching and developing a computer software product are charged to expense until technological feasibility has been established for the product.  Once technological feasibility is established, software development costs are capitalized until the product is available for general release to customers.  Such costs are amortized using the straight-line method over the estimated economic life of the product, generally three years.  The Company evaluates the realizability of the assets and the related periods of amortization on a regular basis.  Judgment is required in determining when technological feasibility of a product is established as well as its economic life.

During fiscal years 2013 and 2012, the Company capitalized approximately $276,000 and $184,000, respectively, of software development costs. Amortization expense related to capitalized software development costs for fiscal years 2013 and 2012 was approximately $73,000 and $11,000, respectively.

DEBT ISSUANCE COSTS

The Company capitalizes the direct costs associated with entering into debt agreements and amortizes those costs over the life of the debt agreement.  On May 10, 2013, the Company refinanced its then existing debt agreements and entered into a new debt agreement as described in Note F. Total direct costs incurred in establishing this debt agreement were approximately $255,000. These costs have been capitalized and are being amortized over the three year life of the loan. Unamortized debt issuance costs related to the Company’s previous debt agreement as of May 10, 2013 totaled approximately $108,000 and were expensed during fiscal 2013. Amortization expense related to debt issuance costs for fiscal years 2013 and 2012 were approximately $225,000 and $114,000, respectively.

INCOME TAXES

The provision for income taxes is based on the earnings or losses reported in the consolidated financial statements. The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company provides a valuation allowance against deferred tax assets if it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it more-likely-than-not that the tax position will be sustained upon examination by taxing authorities, based on technical merits of the tax position. The evaluation of an uncertain tax position is based on factors that include, but are not limited to, changes in the tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, and changes in facts or circumstances related to a tax position. Any changes to these estimates, based on the actual results obtained and/or a change in assumptions, could impact the Company’s tax provision in future periods. The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state income taxes. In accordance with the applicable statute of limitations, the Company’s tax returns could be audited by the Internal Revenue Service and various states for the fiscal years ended 2010 to 2012.

REVENUE RECOGNITION

The Company follows the provisions of ASC 985, Software, for transactions involving the licensing of software and software support services. Revenue from software license sales is recognized when persuasive evidence of an arrangement exists, delivery of the product has been made, and a fixed fee and collectability has been determined. The Company does not provide for a right of return. For multiple element arrangements, total fees are allocated to each of the undelivered elements based upon vendor specific objective evidence (“VSOE”) of their fair values, with the residual amount recognized as revenue for the delivered elements, using the residual method set forth in ASC 985. Revenue from customer maintenance support agreements is deferred and recognized ratably over the term of the agreements, typically one year. Revenue from engineering, consulting and training services is recognized as those services are rendered using a proportional performance model.

The Company follows the provisions of ASC 605, Revenue Recognition for transactions that do not involve the licensing of software or software support services as in the case of the recent sale of its patents. Revenue from the sale of patents is recorded when persuasive evidence of an arrangement exists, delivery has taken place and a fixed fee and collectability has been determined. These conditions are no different from those when the Company licenses software. For multiple element arrangements, however, under ASC 605, total fees are allocated to each of the elements based upon the relative selling price method. Under that method the allocation of fees to the undelivered elements is based on VSOE, or if it doesn’t exist, then based on third party evidence of selling price. If neither exists, then the allocation is based on management’s best estimate of the selling price.

PATENT COSTS

Costs related to patent applications are capitalized as incurred and are amortized once the patent application is accepted or are expensed if the application is finally rejected.  Patent costs are amortized over their estimated economic lives under the straight-line method, and are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable through the estimated undiscounted future cash flows from the use of the associated patent. Capitalized patent costs totaled approximately $19,000 and $82,000 for the years ending May 31, 2013 and 2012, respectively.

ACCOUNTING FOR GOODWILL

The Company accounts for goodwill pursuant to ASC 350, Intangibles – Goodwill and Other. This requires that goodwill be reviewed annually, or more frequently as a result of an event or change in circumstances, for possible impairment with impaired assets written down to fair value. Additionally, existing goodwill and intangible assets must be assessed and classified within the statement’s criteria.

As of May 31, 2013, the Company conducted its annual impairment test of goodwill by comparing the fair value of the reporting unit to the carrying amount of the underlying assets and liabilities of its single reporting unit. The Company determined that the fair value of the reporting unit exceeded the carrying amount of the assets and liabilities, therefore no impairment existed as of the testing date.

LONG-LIVED ASSETS

The Company periodically reviews the carrying value of all intangible and other long-lived assets. If indicators of impairment exist, the Company compares the undiscounted cash flows estimated to be generated by those assets over their estimated economic life to the related carrying value of those assets to determine if the assets are impaired. If the carrying value of the asset is greater than the estimated undiscounted cash flows, the carrying value of the assets would be decreased to their fair value through a charge to operations. As of May 31, 2013, the Company does not have any long-lived assets it considers to be impaired.

FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash, restricted cash, accounts receivable, notes receivable, accounts payable, notes payable. The Company’s estimate of the fair value of these financial instruments approximates their carrying amounts at May 31, 2013. The Company sells its products to a wide variety of customers in numerous industries. A large portion of the Company’s revenue is derived from customers with which the Company has an existing relationship and established credit history. For new customers for whom the Company does not have an established credit history, the Company performs evaluations of the customer’s credit worthiness prior to accepting an order. The Company does not require collateral or other security to support customer receivables. The Company’s allowance for uncollectible accounts was approximately $29,000 at May 31, 2013 and 2012, respectively.

FOREIGN CURRENCY TRANSLATION

The functional currency of the Company’s foreign operations (Germany, and Italy) is the Euro. As a result, assets and liabilities are translated at period-end exchange rates and revenues and expenses are translated at the average exchange rates. Adjustments resulting from translation of such financial statements are classified in accumulated other comprehensive income (loss). Foreign currency gains and losses arising from transactions were included in operations in fiscal year 2013 and 2012. In fiscal year 2013 and 2012, the Company recorded a net (gain) loss from foreign currency related transactions of approximately $(7,000) and $37,000, respectively, to Other (income) expense, net in the Consolidated Statements of Operations.

COMPREHENSIVE INCOME

Comprehensive income is a more inclusive reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. To date, the Company’s comprehensive income items include only foreign translation adjustments.  Comprehensive income has been included in the Consolidated Statement of Changes in Shareholders’ Equity and Comprehensive Income for all periods.

NET INCOME PER COMMON SHARE

Basic and diluted net income per share are computed by dividing the net income by the weighted-average number of common shares outstanding. Diluted net income per share is computed by dividing net income by the weighted-average number of common and equivalent dilutive common shares outstanding.  For periods in which losses are reported potentially dilutive common stock equivalents are excluded from the calculation of diluted loss per share because the effect is anti-dilutive.

The following table details the derivation of weighted average shares outstanding used in the calculation of basic and diluted net income for each period:

	Years Ended
	May 31, 2013	May 31, 2012
	(Amounts in thousands, except share amounts)

Net income available to common shareholders	$360	$444

Weighted average number of common shares outstanding used in calculating basic earnings per share	1,018,709	995,135
Weighted average number of common shares outstanding used in calculating diluted earnings per share	1,019,812	995,135

For the fiscal year ending May 31, 2013, 10,000 options to purchase common shares were anti-dilutive and were excluded from the above calculation.

STOCK-BASED COMPENSATION

Stock-based compensation expense for all stock-based payment awards made to employees and directors is measured based on the grant-date fair value of the award.  The Company estimated the fair value of each share-based award using the Black-Scholes option valuation model. The Black-Scholes option valuation model incorporates assumptions as to stock price volatility, the expected life of options, a risk-free interest rate and dividend yield. The Company recognizes stock-based compensation expense on a straight-line basis over the requisite service period of the award.

The Company’s 1994 Stock Option Plan provided for the granting of stock options at an exercise price not less than fair market value of the stock on the date of the grant and with vesting schedules as determined by the Board of Directors. No new options could be granted under the Plan after fiscal year 2004 and all stock options had vested prior to May 31, 2009.  During fiscal 2012, all options awarded under the 1994 Stock Option Plan expired unexercised. In May 2011, the 2011 Equity Incentive Plan (the “2011 Plan”) was approved by the Company’s shareholders, pursuant to which 150,000 shares of our common shares are reserved for issuance. Additionally, any shares subject to any award under the 2011 Plan that expires, is terminated unexercised or is forfeited will be available for awards under the 2011 Plan. The Company may grant stock options, restricted stock, restricted stock units, stock equivalents and awards of shares of common stock that are not subject to restrictions or forfeiture under the 2011 Plan.  As of May 31, 2013, 10,000 options were awarded under the 2011 Plan.

The following table summarizes option activity under the 1994 and the 2011 Stock Option Plan:

		Weighted	Weighted-
		Average	Average
	Number of	Exercise Price	Remaining	Aggregate
	Options	Per Share	Life (in years)	Intrinsic Value

Outstanding options at May 31, 2011	1,350	1.80	0.50	810
Granted	10,000	2.40	10.00	-
Exercised	-	-	-	-
Forfeited or expired	(1,350)	.86		-

Outstanding options at May 31, 2012	10,000	2.40	9.02	-
Granted	-	-	-	-
Exercised	-	-	-	-
Forfeited or expired	-	-		-

Outstanding options at May 31, 2013	10,000	$2.40	8.02	$-

Exercisable at May 31, 2013	6,389	$2.40	8.02	$-

The Company determined the volatility for options granted during the fiscal year ended May 31, 2012 using the historical volatility of the Company’s common stock. The expected life of options has been determined utilizing the “simplified” method as prescribed in ASC 718 Compensation, Stock Compensation. The expected life represents an estimate of the time options are expected to remain outstanding. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The Company has not paid, and does not anticipate paying, cash dividends on its common stock; therefore, the expected dividend yield is assumed to be zero.

For both years ended May 31, 2013 and 2012, the Company expensed approximately $8,000 of stock-based compensation.  The Company had approximately $8,000 of unrecorded stock based compensation as of May 31, 2013 which will be recognized over the next 1.25 years.  The weighted-average fair value of each option granted in the fiscal year ended May 31, 2012 is estimated as $2.35 on the date of grant using the Black-Scholes model with the following weighted average assumptions:

Expected life	5.77 years
Assumed annual dividend growth rate	0%
Expected volatility	188%
Risk free interest rate	1.86%

REDEEMABLE COMMON STOCK

During the year ending May 31, 2013,  the Company issued 50,000 shares of common stock, $.10 par value (the “Common Stock”) at a purchase price of $5.00 per share to accredited investors (collectively, the “Investors”) in separate private placement transactions for total proceeds of $250,000. These transactions were completed pursuant to a Securities Purchase Agreement (the “Agreement”) which the Company entered into with each of the respective Investors. In lieu of registration rights, each $25,000 investment entitles the Investors to a fee of $6,000 (the “Fee”) to be paid in six equal quarterly installments during the eighteen month period (the “Payment Period”) following the investment.  The Agreement also provides the Investors with the right to require the Company to redeem the Common Stock held by such Investors (the “Put Option”) for $5.50 per share in cash for a 30 day period following the Payment Period.

The Company first assessed the redeemable Common Stock to determine if the instrument should be accounted for as a liability in accordance with ASC 480. In that the Put Option is optionally redeemable by the holder, the Common Stock was not required to be accounted for as a liability. Next, the Company assessed the Put Option within the redeemable Common Stock as a potential embedded derivative pursuant to the provisions of ASC 815, Derivatives and Hedging, and concluded that the Put Option did not meet the net settlement criteria within the definition of a derivative. Therefore, the Company has accounted for the Common Stock issued pursuant to the Agreement in accordance with ASC 480-10-S99-3A, Classification and Measurement of Redeemable Securities, which provides that securities that are optionally redeemable by the holder for cash or other assets are classified outside of permanent equity in temporary equity. The 50,000 shares of Common Stock issued pursuant to the Agreement were recorded as redeemable common stock at an initial carrying value of $163,000. This amount is equal to the gross proceeds of $250,000, less $27,000 in issuance costs related to legal fees and the $60,000 Fee, which has been included in other liabilities. The Company elected to record the Common Stock at its redemption value of $275,000 immediately and accordingly recorded accretion of $112,000 to additional paid in capital during fiscal year 2013.

NEW ACCOUNTING PRONOUNCEMENTS

There were no recently issued accounting pronouncements applicable to the Company that have not been adopted as of May 31, 2013.

C.

INCOME TAXES

The provision for income taxes includes the following for the years ended May 31 (in thousands):

	2013	2012
Federal	$-	$-
Foreign	13	-
State and local	2	3
Total current provision	15	3
Deferred provision	148	198
Valuation allowance	(148)	(198)
Total deferred provision	-	-
Total provision	$15	$3

The domestic and foreign components of income from income taxes were as follows for the years ended May 31 (in thousands):

	2013	2012
Domestic	$341	$414
Foreign	19	33
	$360	$447

At May 31, 2013, the Company had Federal net operating loss carryforwards of $20 million that begin expiring in 2022, and are available to reduce future taxable income. The utilization of the remaining net operating loss carryforwards may be subject to limitation based on past and future changes in ownership of the Company pursuant to Internal Revenue Code Section 382. The Company also has an alternative minimum tax credit of approximately $200,000 that has no expiration date that was available as of May 31, 2013.

The Company’s effective income tax rates can be reconciled to the federal and state statutory income tax rate for the years ended May 31 as follows:

	2013	2012
Federal statutory rate	34%	34%
State	-	-
Foreign	1	-
Permanent items	-	-
Valuation reserve	(34)	(34)
Effective tax rate	1%	-

Deferred tax assets (liabilities) were comprised of the following at May 31 (in thousands):

	2013	2012
Deferred tax assets
Net operating loss carryforwards	$7,190	$6,829
Tax credit carryforwards	254	254
Receivables allowances	11	11
Vacation pay accrual	10	36
Other accruals	-	2
Depreciation	35	36
Differences in book and tax basis of assets of acquired businesses	(1,050)	(576)
Total gross deferred tax assets	6,450	6,592
Valuation allowance	(6,450)	(6,592)
Net deferred tax asset	$-	$-

Due to the uncertainties regarding the realization of certain favorable tax attributes in future tax returns, the Company has established a valuation reserve against the otherwise recognizable net deferred tax assets. Changes in the valuation allowance impacted deferred tax expense by approximately $142,000 for fiscal year 2013 and 2012.

D.

EMPLOYEE RETIREMENT PLANS

The Company has an Internal Revenue Code Section 401(k) plan covering substantially all U.S. based employees and offers an employer match of a portion of an employee’s voluntary contributions. The aggregate expense related to this employer match for fiscal years 2013 and 2012 was approximately $46,000 and $54,000, respectively.

E.

SEGMENT INFORMATION

The Company operates in one reportable segment and is engaged in the development, marketing, distribution and support of computer aided design and product data management and collaboration computer solutions. The Company’s operations are organized geographically with offices in the U.S. and foreign offices in Germany and Italy. Components of revenue and long-lived assets (consisting primarily of intangible assets, capitalized software and property, plant and equipment) by geographic location, are as follows (in thousands):

	Years Ended
Revenue:	May 31, 2013	May 31, 2012
North America	$4,596	$4,744
Asia	603	577
Europe	1,771	1,765
Eliminations	(612)	(651)
Consolidated Total	$6,358	$6,435

Long-Lived Assets:	As of May 31, 2013	As of May 31, 2012
North America	$5,119	$4,769
Europe	113	119
Consolidated Total	$5,232	$4,888

F.

DEBT

PRIDES CROSSING CAPITAL

On May 10, 2013, the Company entered into a loan agreement (the “Loan Agreement”) with Prides Crossing Capital L.P. and Prides Crossing Capital -A, L.P., (“Lenders”).  The Loan Agreement provides for a $2.7 million, three-year term loan (the “Loan”) with interest only until October 1, 2014.

Approximately $1.8 million of the proceeds from the Loan were used to pay-off the Company’s prior credit facilities.

The Loan matures on May 1, 2016 and bears an interest rate of 14% paid in arrears on a calendar quarter basis commencing on July 1, 2013 and continuing throughout the life of the loan. Commencing on October 1, 2014, and continuing on the last day of each calendar quarter thereafter through May 1, 2016, the Borrower will make quarterly principal payments of $135,000. Remaining principal balances will be due and payable on May 1, 2016.

The Company agreed to secure all of its obligations under the Loan by granting the Lenders a first priority security interest in all of the Company’s assets, including the Company’s intellectual property and pledges of (i) one hundred percent (100%) of the Company’s equity interests in its domestic subsidiaries and (ii) sixty-five percent (65%) of the Company’s equity interests in its foreign subsidiaries. In connection with the grant of the security interest in favor of the Lenders in the Company’s intellectual property, the Company has entered into an intellectual property security agreement with the Lenders and a source code escrow agreement with the Lenders and an independent third party.  In addition, the Company’s Chief Executive Officer has provided the Lenders with a personal guaranty of up to $500,000 secured by his equity interests in the Company. The Company agreed to pay the Chief Executive Officer $80,000 in consideration for extending that personal guaranty. This payment has been included as a part of capitalized debt issuance costs and accrued expenses at May 31, 2013.

The Loan Agreement contains customary representations, warranties and covenants, including covenants by the Company limiting additional indebtedness, liens, guaranties, mergers and consolidations, substantial asset sales, investments and loans, sale and leasebacks, transactions with affiliates and fundamental changes in its business.  In addition, the Loan Agreement contains financial covenants by the Company that establish (i) a maximum ratio of indebtedness to recurring revenue; (ii) a maximum ratio of indebtedness to EBITDA; and (iii) a minimum liquidity test (defined as the Company’s cash plus amounts available under a line of credit of up to $250,000).  The Loan Agreement also imposes limits on capital expenditures for each calendar year during the term of the Loan Agreement.

The Loan Agreement provides for events of default customary for credit facilities of this type, including but not limited to non-payment, defaults on other debt, misrepresentation, breach of covenants, representations and warranties, insolvency and bankruptcy.  Upon an event of default relating to insolvency, bankruptcy or receivership, the amounts outstanding under the Loan will become immediately due and payable and the Lenders commitments will be automatically terminated.  Upon the occurrence and continuation of any other event of default, the Lenders may accelerate payment of all obligations and terminate the Lenders’ commitments under the Loan Agreement.

On July 9, 2013, the Loan Agreement was amended (the “Amendment”) to allow the Company to repurchase 170,000 of its shares from Greenleaf and to increase the maximum ratio of indebtedness to EBITDA from 2.25:1 to 2.60:1 for the quarters ended May 31, 2013, August 31, 2013 and November 30, 2013. In consideration for entering into the Amendment, the Company issued the Lenders warrants to purchase 25,000 shares of common stock at an exercise price of $1.00 per share. The warrants vest monthly over three years, with accelerated vesting under certain circumstances including if the Loan is repaid prior to maturity, and terminate if not exercised on or before July 9, 2020.

ONE CONANT CAPITAL

In March 2011, the Company entered into a $3.2 million credit facility with One Conant Capital, LLC, an affiliate of People’s United Bank (“People’s”), consisting of a $2.9 million term loan and a $300,000 revolving line of credit (the “Credit Facility”).

Under the Credit Facility, the Company was obligated to make monthly principal installments in the aggregate amount of $60,000. Additional principal payments were due on September 30th of each year the Credit Facility was outstanding based on excess cash flow, as defined under the Credit Facility, for the immediately preceding fiscal year ended May 31, 2013. All unpaid principal and interest under the Credit Facility was due on the February 28, 2014.

The interest rate under the Credit Facility was either 8% or 10% (the “Coupon Rate”) depending on the Company financial performance for the trailing twelve month period. In addition, the Company was obligated to pay a quarterly fee (the “Success Fee”) equal to 1.5% of gross quarterly revenue. This Success Fee terminates on the fiscal quarter ended February 28, 2014 with final payment due on April 14, 2014. The combination of the Coupon Rate and the Success Fee resulted in an effective borrowing rate of 15.5% for the nearly twelve month period ended May 10, 2013 when this Credit Facility was repaid in full.

Approximately $1.6 million of the proceeds from the Loan Agreement were used to pay-off the remaining balance of the Credit Facility in May 2013.  The Success Fee remains in effect for the quarters ended May 31, 2013, August 31, 2013, November 30, 2013 and February 28, 2014. In the fourth quarter of 2013, the Company recorded $75,000 of interest expense related to the Success Fees to be paid in fiscal year 2014. An escrow account of $100,000 was established with People’s in May 2013 to fund the remaining Success Fee payments. Success Fee amounts due will be extracted from the escrow account as they become due.   Any shortfall will be made up by the Company while any overage will become unrestricted after the payment for the quarter ended February 28, 2014.  The $100,000 escrow account has been classified as restricted cash as of May 31, 2013.

GREENLEAF CAPITAL SUBORDINATED NOTE

The Company was also obligated to Greenleaf Capital, Inc. (“Greenleaf”) under a $250,000 subordinated note (the “Greenleaf Note”). The Greenleaf Note was subordinated to the Credit Facility in accordance with a Subordination and Intercreditor Agreement, dated as of March 8, 2011, among the Company, the Lender and Greenleaf (the “Subordination Agreement”). Interest on the Greenleaf Note accrued at the annual rate of five percent. The Greenleaf Note was paid in full on May 10, 2013.

G.

LEASE COMMITMENTS

OPERATING LEASES

The Company conducts its operations in office facilities leased through November 2013. Rental expense for fiscal years 2013 and 2012 was approximately $194,000 and $210,000, respectively.

At May 31, 2013, minimum annual rental commitments under noncancellable leases were as follows (in thousands):

Fiscal Year	Commitment
2014	$82

CAPITAL LEASES

In September 2009, the Company acquired capital equipment through a capital lease agreement with a financial institution for a term of 50 months, with a $1 purchase option and in November 2012, the Company acquired capital equipment through a capital lease agreement with a financial institution for a term of 60 months, with a $1 purchase option. The assets are amortized over the life of the related lease and amortization of the assets is included in depreciation expense for fiscal year 2013 and 2012.  Minimum annual future lease payments under the capital lease as of May 31, 2013 are as follows (in thousands):

2014	$18
2015	15
2016	15
2017	14
2018	6

Minimum lease payment	68
Amount representing interest	(17)

Present value of minimum lease payments	$51

Current	$13
Long Term	$39

H.

NOTE RECEIVABLE

Joseph Mullaney, the Company’s CEO, was extended a non-interest bearing note in the amount of $134,000 related to a stock transaction in May 1998. The note is partially secured by the Company stock acquired in that transaction. The Company has accounted for the note as a fixed arrangement.

I.

RIGHTS AGREEMENT

On February 3, 2012, the Company entered into a Rights Agreement with Registrar and Transfer Company, as Rights Agent, dated as of February 3, 2012 (the “Rights Agreement”). By adopting the Rights Agreement, the Board of Directors was seeking to protect the Company’s ability to carry forward its net operating losses and certain other tax attributes (collectively, “NOLs”). The Company has experienced and may continue to experience substantial operating losses, and for federal and state income tax purposes, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. These NOLs are a valuable asset of the Company, which may inure to the benefit of the Company and its shareholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of the Company’s NOL asset. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. An NOL rights agreement like the Rights Agreement with a 4.99% “trigger” threshold is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of common stock without the approval of the Board of Directors. This would protect the Company’s NOL asset because changes in ownership by a person owning less than 4.99% of the common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code.

In connection with the Rights Agreement, the Board of Directors of the Company declared a dividend of one common share purchase right (a “Right”) for each outstanding share of common stock, par value $.10 per share, of the Company. The dividend was issued on February 15, 2012 to the stockholders of record on February 15, 2012. Each Right entitles the registered holder to purchase from the Company one share of common stock in certain circumstances at a price of $5.00 per share of common stock, subject to adjustment.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person, as defined in the Rights Agreement, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of common stock having a market value of two times the purchase price of the Right.

J.

SALE OF PATENTS

In June 2012, the Company sold to an unrelated third party (the “Buyer”) its rights, title and interests in three of its U.S. patents (the “Patents”) all entitled Method and System for Design and Drafting in exchange for a non-refundable, initial royalty payment of $200,000 (the “Initial Payment”). These Patents were derived from our development work related to our CADRA product line and the inventions are a key, time saving feature within that technology offering. The Company received a limited, non-exclusive, royalty-free license under the Patents to make, use, offer to sell, or sell our products or services.

In September 2012, the Patent agreement was amended to include two other U.S. patents (“Additional Patents”) both entitled Product Development System and Method Using Integrated Process and Data Management. These Additional Patents were derived from the development work related to our ProductCenter product line and are a core and essential capability within that product offering. The Company received a limited, non-exclusive, royalty-free license under the Additional Patents to make, use, offer to sell or sell our products or services. As a result of the amendment, the Initial Payment was increased by $100,000.

The agreement gives the Buyer complete control over what, if any, actions shall be taken in the future to monetize the Patents through licensing, sale, enforcement or other means. In the event whereby monies are derived from the Patents, the Company is due 30% of the net proceeds (the “Net Proceeds”), as defined in the agreement. The Initial Payment shall be reimbursable from Net Proceeds to the extent any are due. There can be no assurance that the Company will derive any additional monies from the Patents, however.

The sale of the Patents is a multiple element arrangement as defined under ASC 605 and, as such, the Company allocated the Initial Payment between the sale of the Patents that were delivered during the fiscal quarter and support services that were undelivered. Support services include being available to the Buyer to assist them should they require such assistance in licensing or pursuing other means of monetizing the Patents to third parties. The allocation of the Initial Payment to the patent and support services elements was based on management’s best estimate of the selling price of each element. The Initial Payment was allocated as follows: Patents - $290,000; and Support Services - $10,000. Additional monies due the Company in the form of royalties from its 30% share of Net Proceeds will be recorded in the quarterly period in which the Buyer notifies the Company such payments are due. Such notification and payment, if any, are due thirty calendar days after the end of each calendar quarter. The revenue allocated to support services has been deferred and will be recognized as revenue when the services are performed.  There can be no assurance that the Company will derive any other monies from the Additional Patents, however.

The Company retained its three U.S. patent applications that it acquired or filed since the Recapitalization Transaction in March 2011. These patent applications were not included in the above described agreement. The Company expects to be actively engaged with the U.S. Patent and Trademark Office for the foreseeable future with regard to those filings.

K.

SUBSEQUENT EVENTS

The Company has evaluated all events and transactions that occurred after the balance sheet and through the date that the financial statements were available to be issued.

On June 13, 2013, the Company purchased 170,000 shares of common stock from Greenleaf Capital, Inc., The Ronda E. Stryker and William D. Johnston Foundation, and The L. Lee Stryker 1974 Irrevocable Trust fbo Ronda E. Stryker (the “Stock Purchase Agreement”), for a purchase price of $62,900, or $0.37 per share.  The Stock Purchase Agreement provides an option for the Company to either make an offer to purchase the remaining 101,411 shares held by Greenleaf at $0.37 per share within one year of the date of the agreement, or provide registration rights with respect to the remaining shares as set forth in the Registration Rights Agreement dated March 8, 2011. Greenleaf is under no obligation to accept the Company’s offer, if made, to purchase the remaining shares, however, if the offer is made by the Company and not accepted by Greenleaf, the Company will no longer be obligated to provide Greenleaf with registration rights with respect to the remaining shares.

On July 9, 2013, the Company amended its Loan Agreement with its Lenders as more fully described in Note F.

On July 19, 2013, Dassault Systemes Solidworks Corporation (“Solidworks”) filed a complaint (the “Complaint”) against the Company in the United States District Court for the Eastern District of Texas Tyler Division alleging fraud and false assurances. The Complaint is connected to a patent infringement suit brought by Auto-Dimensions LLC, a wholly-owned subsidiary of Acacia Research Group, against Solidworks in December 2012. The Company owned those patents in question and sold them to Auto-Dimensions LLC in June 2012. Solidworks is seeking reimbursement from the Company of attorneys’ fees and any judgments or settlement monies it may incur under the infringement suit, as well as punitive and multiple damages.  The Company is assessing this recently filed action and will respond in a timely manner.

ANNEX D

SOFTECH, INC. UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 2013.

Introduction To Unaudited Pro Forma Consolidated Condensed Financial Information

The Company has prepared unaudited pro forma consolidated condensed financial statements to assist readers in understanding the nature and effects of the CADRA product line on the consolidated financial statements of SofTech, Inc. The Unaudited Pro Forma Consolidated Condensed Statement of Operations for the fiscal year ended May 31, 2013 has been prepared with the assumption that the sale of the CADRA product line as described in the Proxy Statement For Special Meeting of Stockholders dated September __, 2013 was completed at the beginning of the fiscal year. The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of May 31, 2013 has been prepared with the assumption that the transaction was completed as of the balance sheet date.

The unaudited pro forma consolidated condensed financial statements do not purport to be indicative of the results of operations or the financial position which would have actually resulted if the sale had been completed on the dates indicated. The unaudited pro forma information does not purport to be indicative of the results of operations or financial positions which may result in the future.

The unaudited pro forma financial information has been prepared by the Company based upon assumptions deemed appropriate by the Company’s management. Certain of the most significant assumptions are set forth under the Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

The unaudited pro forma financial information should be read in conjunction with the Company’s historical Consolidated Financial Statements and Notes thereto contained in the 2013 Annual Report on Form 10-K.

SOFTECH, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2013
(In thousands, except share and per share data)

		Pro Forma
	SofTech, Inc.	Adjustments		Pro Forma
Revenues:
Products	$1,284	$(572)	A)	$712
Services	4,784	(1,444)	A)	3,340
Royalties on sale of patents	290	-		290
Total revenues	6,358	(2,016)		4,342

Cost of revenues:
Products	141	289	B)	430
Services	1,234	98	B)	1,332
Total cost of revenues	1,375	387		1,762

Gross margin	4,983	(2,403)		2,580

Research and development expenses	1,087	(205)	A)	882
Selling, general and administrative expenses	3,186	(605)	A)	2,581

Operating income (loss)	710	(1,593)		(883)

Interest expense	342	-		342
Other (income) expense	(7)	-		(7)

Income (loss) before income taxes	375	(1,593)		(1,218)
Provision for income taxes	15	-		15
Net income (loss)	$360	$(1,593)		$(1,233)

Basic and diluted net income (loss) per share	$0.35			$(1.21)
Weighted average common shares outstanding -basic	1,018,709			1,018,709
Weighted average common shares outstanding -diluted	1,019,812			1,018,709

See the accompanying notes which are an integral part of these unaudited pro forma consolidated condensed financial statements.

SOFTECH, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET AS OF MAY 31, 2013
(In thousands)

		Pro Forma
Assets	SofTech, Inc.	Adjustments		Pro Forma
Cash	$1,188	$2,880	C)	$4,068
Restricted cash	100	-		100
Accounts receivable, net	895	-		895
Prepaid & other current assets	299	-		299
Total current assets	2,482	2,880		5,362

Property and equipment, net	61	(8)	C)	53
Goodwill	4,249	(3,256)	D)	993
Capitalized software development costs, net	376	-		376
Capitalized Patent Costs	101	-		101
Capitalized debt issuance costs, net	250	-		250
Note receivable and other assets	195	-		195
Total Assets	$7,714	$(384)		$7,330

Liabilities, Redeemable Common Stock And
Shareholders' Equity
Accounts payable	$137	$-		$137
Accrued expenses	602	500	C)	1,102
Other current liabilities	89	-		89
Deferred maintenance revenue	2,088	(763)	C)	1,325
Current portion of capital lease	13	-		13
Total current liabilities	2,929	(263)		2,666

Long term deferred maintenance revenue	59	-		59
Capital lease, net current portion	39	-		39
Long term debt	2,700	-		2,700
Total Liabilities	5,727	(263)		5,464

Redeemable common stock	275	-		275

Shareholders' equity	1,712	(121)	C)	1,591

Total Liabilities, Redeemable Common Stock
and Shareholders' Equity	$7,714	$(384)		$7,330

See the accompanying notes which are an integral part of these unaudited pro forma consolidated condensed financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1)

Basis of Presentation

The Unaudited Pro Forma Consolidated Condensed Statement of Operations for the fiscal year ended May 31, 2013 and the Unaudited Pro Forma Balance Sheet as of May 31, 2013 are derived from the historical audited financial statements of SofTech, Inc. (the “Company”) included in the 2013 Annual Report on Form 10-K. The Unaudited Pro Forma Consolidated Condensed Financial Statements include adjustments to reflect the sale of the CADRA product line.

The Unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with the Company’s historical Consolidated Financial Statements and Notes thereto contained in the 2013 Annual Report on Form 10-K. The Unaudited Pro Forma Consolidated Condensed Financial Statements do not purport to be indicative of the financial position or results of operations if the sale had been completed on the dates indicated or which may be obtained in the future.

The Company entered into an agreement to sell specified assets and liabilities of its CADRA product line to Mentor Graphics Corporation (“Mentor”). The assets acquired by Mentor represent all of the intellectual property and software of the CADRA product line and the property and equipment needed to operate the business; the liabilities assumed by them are limited to the deferred maintenance revenue related to customer support contracts. The Company will continue to distribute the CADRA technology throughout Europe, except for Germany, and will have account management responsibility for the largest U.S. CADRA user, Sikorsky Aircraft, for one year. The Company will earn a 30% margin in Europe and a 40% margin in the U.S. for CADRA sales. Specifically excluded from the transaction are billed accounts receivable of the CADRA product line and all liabilities other than the deferred maintenance revenue associated with customer support contracts.

2)

Unaudited Pro Forma Adjustments:

A)

The amounts being eliminated represent the revenue, operating expenses, assets and liabilities that are directly attributable to the sale of the CADRA product line.

B)

The amounts being added represent the cost of CADRA product and maintenance that would have been purchased from Mentor by our wholly-owned subsidiary in Europe under the Distribution Agreement described above. These amounts are approximately $316,000 for product and $301,000 for maintenance and are shown net of the direct costs associated with CADRA product revenue of approximately $27,000 and CADRA service revenue of approximately $203,000 which are eliminated in the pro forma adjustments.

C)

To record the sale of the specified CADRA assets, assumption of specified liabilities related to the CADRA product line, the allocation of Goodwill, as derived in Note D below, and the loss recorded on the transaction as detailed below (in thousands):

Cash received at Closing	$2,880
Net book value of property and equipment sold	(8)
Goodwill allocated to CADRA as derived in Note D	(3,256)
Deferred maintenance contract liabilities assumed by Mentor	763
Accrual of estimated direct costs of completing the sale	(500)
Loss on sale of the CADRA product line	$(121)

D)

The Company operates in one reportable segment. The estimated fair value of the CADRA product line based on the transaction with Mentor is approximately 77% of the fair value of SofTech, Inc. based on its market value and outstanding debt. Therefore, 77% of the Company’s goodwill was allocated to the CADRA product line in the derivation of the loss on the transaction as detailed in Note C above.

E)

The Company expects to receive an additional $320,000 in proceeds held back to ensure compliance with the agreements on the one year anniversary of the closing of the sale (subject to any indemnification claims) and up to $750,000 in royalty payments during the three year period following the closing of the sale based on 10% of the CADRA revenue recorded by Mentor in that period. These additional payments have been excluded from the Unaudited Pro Forma Consolidated Condensed Financial Statements except in comparing the estimated fair value of the CADRA product line to the fair value of SofTech, Inc. for the purpose of allocating Goodwill as described in Note D above.

ANNEX E

SOFTECH, INC. UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS FOR THE BUSINESS TO BE SOLD FOR THE FISCAL YEARS ENDED MAY 31, 2013 AND MAY 31, 2012

SOFTECH, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
CADRA PRODUCT LINE

(000's)	For the fiscal years ended
	May 31,
	2013	2012
Revenues:
Products	$1,024	$1,009
Services	1,932	2,153
Royalties on sale of patents	190	-
Total revenues	3,146	3,162

Cost of revenues:
Products	27	-
Services	203	195
Total cost of revenues	230	195

Gross margin	2,916	2,967

Research and development expenses	205	206
Selling, general & administrative expenses	928	843

Income from operations	1,783	1,918
(Gain) loss on foreign exchange transactions	(7)	37
Income before income taxes	1,790	1,881
Tax expense	13	-
Net income	$1,777	$1,881

See the accompanying notes which are an integral part of these unaudited consolidated condensed financial statements.

SOFTECH, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF
COMPREHENSIVE INCOME
CADRA PRODUCT LINE

(000'S)	For the fiscal years ended
	May 31,
	2013	2012

Net income	$1,777	$1,881

Other comprehensive income:
Foreign currency translation adjustment	6	27

Total other comprehensive income	6	27

Comprehensive income	$1,783	$1,908

See the accompanying notes which are an integral part of these unaudited consolidated condensed financial statements.

SOFTECH, INC.
UNAUDITED CONSOLIDATED CONDENSED
STATEMENTS OF INVESTMENT
CADRA PRODUCT LINE

(000'S)	For the fiscal years ended
	May 31,
	2013	2012

Net investment in CADRA product line by SofTech, Inc.
Balance, beginning of the period	$2,888	$2,738
Net income	1,777	1,881
Distributions to SofTech	(1,730)	(1,758)
Foreign translation adjustments	6	27
Balance, end of period	$2,941	$2,888

See the accompanying notes which are an integral part of these unaudited consolidated condensed financial statements.

SOFTECH, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS
CADRA PRODUCT LINE

(000's)	As of May 31,
	2013	2012
Assets

Cash	$-	$-
Accounts receivable	415	423
Prepaid & other current assets	148	229
Total current assets	563	652

Property and equipment, net	8	17

Goodwill	3,256	3,256
Capitalized software development costs, net	77	20
Other assets	2	2
Total Assets	$3,906	$3,947

Liabilities & Investment by SofTech, Inc.

Accounts payable	$26	$38
Accrued expenses	87	78
Other current liabilities	89	70
Deferred revenue	763	826
Total current liabilities	965	1,012

Other long term liabilities	-	47
Total liabilities	965	1,059

Net investment by SofTech, Inc.	2,941	2,888

Total Liabilites & Investment by SofTech, Inc.	$3,906	$3,947

See the accompanying notes which are an integral part of these unaudited consolidated condensed financial statements.

SOFTECH, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
CADRA PRODUCT LINE

(000'S)	For the fiscal years ended
	May 31,
	2013	2012

Cash flows from operating activities:
Net income	$1,777	$1,881
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization expense	23	16
Changes in current assets and liabilities:
Accounts receivable	8	(16)
Prepaid and other current assets	81	110
Accounts payable, accrued expenses and other liabilities	(31)	(127)
Deferred maintenance revenue	(63)	(80)
Net cash provided by operating activities	1,795	1,784

Cash flows from investing activities:
Capital expenditures	-	(6)
Capitalized software development costs	(65)	(20)
Net cash used in investing activities	(65)	(26)

Cash flow from financing activities:
Distributions to SofTech, Inc.	(1,730)	(1,758)

Increase (decrease) in cash	$-	$-
Cash, beginning of the period	$-	$-
Cash, end of the period	$-	$-

See the accompanying notes which are an integral part of these unaudited consolidated condensed financial statements.

NOTES TO THE UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1.

DESCRIPTION OF THE BUSINESS AND BASIS OF PRESENTATION

SofTech, Inc. (the “Company”) was formed in Massachusetts on June 10, 1969. The Company is engaged in the development, marketing, distribution and support of computer software solutions that serve the Product Lifecycle Management (“PLM”) industry. These solutions include three software technology offerings: CADRA, a computer aided design technology; ProductCenter, a product data/lifecycle management and collaboration technology; and the Connector Platform, a middleware software offering that provides a direct link between several widely used CAD technologies and a third party PLM solution. Our technology offerings fit under the broadly defined PLM industry. The Company's operations are organized geographically with European sales and customer support offices in Germany and Italy. The Company also has resellers throughout Asia and Europe.

The Unaudited Consolidated Condensed Financial Statements herein include only the accounts of the Company’s CADRA product line. As described in Note 5 herein, the Company entered into an Asset Purchase Agreement on August 30, 2013 to sell specified assets and liabilities of the CADRA product line to Mentor Graphics Corporation (“Mentor”). These Unaudited Consolidated Condensed Financial Statements have been prepared pursuant to Securities and Exchange Commission requirement that the Company provide unaudited historical financial statements for the business to be sold in its proxy statement seeking shareholder approval of the proposed transaction.

The CADRA product line operates through the Company’s wholly-owned subsidiaries, Information Decisions, Inc. in the United States, SofTech, GmbH in Germany, and SofTech, Srl, in Italy. Each of those legal entities is also engaged in selling and supporting the Company’s other technology offerings. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Unaudited Consolidated Condensed Financial Statements include the revenue and direct expenses associated with the CADRA product line. The assets and liabilities included in the accompanying balance sheets are the assets and liabilities directly attributable to the CADRA product line regardless of whether or not those assets and liabilities will be transferred to Mentor as part of this transaction. The difference between those assets and liabilities on each of the balance sheet dates represents the Company’s net investment in the CADRA product line at that balance sheet date.

The Company provides certain operational functions on a corporate level (“Corporate Services”) to all of its product lines. These Corporate Services include, but are not limited to, cash management, debt and equity funding, payroll, human resources, legal, accounting, facilities and executive management. No cost allocation of Corporate Services has been included in these financial statements because: 1) the Company has managed all of its product lines on a direct cost basis  without allocating Corporate Services; 2) to retrospectively make assumptions as to level of effort for allocating these Corporate Services may result in inaccurate estimations that would be difficult to support; and 3) the unaudited consolidated condensed financial statements as presented herein provide a more meaningful reflection of the contribution the CADRA product line has made to the historical profitability of the Company.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates included in the financial statements pertain to revenue recognition, the allowance for doubtful accounts receivable, and the valuation of long term assets including intangibles (goodwill, capitalized software costs and other intangible assets). Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash is managed at the corporate level and, as such, no portion of the consolidated cash balance at the balance sheet dates is cash directly associated with any of the product lines. Accordingly, the cash balance as of May 31, 2013 and 2012 on the unaudited consolidated condensed balance sheets herein have a zero balance.

Concentration of Risk

The Company believes that the loss of one or more of its largest customers could have a material adverse effect on the business. In fiscal year 2013 one customer accounted for approximately 16% of total revenue of the CADRA product line. No single customer accounted for more than 10% of total revenue of the CADRA product line in fiscal year 2012. The Company generally does not require collateral on credit sales. Management evaluates the creditworthiness of  customers  prior  to  delivery  of  products  and  services  and  provides  allowances  at  levels estimated to be adequate to cover any potentially uncollectible accounts. Bad debts are written off against the allowance when identified.

Property and Equipment

Property and equipment is stated at cost.  The Company provides for depreciation and amortization on a straight-line basis over the following estimated useful lives:

Data processing equipment	2-5 years
Office furniture	5-10 years
Automobiles	4-6 years

Depreciation expense was approximately $14,000 and $16,000, for fiscal year 2013 and 2012, respectively.

Maintenance and repairs are charged to expense as incurred; betterments are capitalized. At the time property and equipment are retired, sold, or otherwise disposed of, the related costs and accumulated depreciation are removed from the accounts. Any resulting gain or loss on disposal is credited or charged to income.

Capitalized Software Costs and Research and Development

The Company capitalizes certain costs incurred to internally develop and/or purchase software that it then licenses to customers. Capitalization of internally developed software begins upon the establishment of technological feasibility. Costs incurred prior  to the establishment of technological feasibility are expensed as incurred. Purchased software is recorded at cost. The Company evaluates the realizability of the assets and the related periods of amortization on a regular basis. Such costs are amortized over estimated useful lives, generally three years. The CADRA product line capitalized internally developed software costs of approximately $65,000 in fiscal year 2013 and $20,000 in 2012. Amortization expense related to capitalized software costs for the fiscal year ended May 31, 2013 was approximately $9,000. There was no amortization expense in fiscal year 2012.

Income Taxes

The Company files consolidated federal and state tax returns. The CADRA product line is included in the Company’s federal and state returns.  Accordingly, any income taxes payable to the tax authorities and all deferred tax attributes are recognized on the financial statements of the Company, who is the taxpayer for income tax purposes. For at least the last fifteen years the Company has incurred tax losses and has not had a federal tax obligation. The state and foreign tax obligations have been immaterial. As of May 31, 2013, the Company had federal net operating loss carryforwards of $20 million and state net operating loss carryfowards of $7 million where its primary operations are located. The tax provision of $13,000 in fiscal year 2013 was related to foreign taxes directly related to the CADRA product line.

Revenue Recognition

The CADRA product line follows the provisions of Accounting Standards Codification (“ASC”)  985, Software, for transactions involving the licensing of software and software support services. Revenue from software license sales is recognized when persuasive evidence of an arrangement exists, delivery of the product has been made, and a fixed fee and collectability has been determined. The CADRA product line does not provide for a right of return. For multiple element arrangements, total fees are allocated to each of the undelivered elements based upon vendor specific objective evidence (“VSOE”) of their fair values, with the residual amount recognized as revenue for the delivered elements, using the residual method set forth in ASC 985. Revenue from customer maintenance support agreements is deferred and recognized ratably over the term of the agreements, typically one year. Revenue from engineering, consulting and training services is recognized as those services are rendered using a proportional performance model.

The CADRA product line follows the provisions of ASC 605, Revenue Recognition for transactions that do not involve the licensing of software or software support services as in the case of the recent sale of its patents (see Note 4). Revenue from the sale of patents is recorded when persuasive evidence of an arrangement exists, delivery has taken place and a fixed fee and collectability has been determined. These conditions are no different from those when the Company licenses software. For multiple element arrangements, however, under ASC 605, total fees are allocated to each of the elements based upon the relative selling price method. Under that method the allocation of fees to the undelivered elements is based on VSOE, or if it doesn’t exist, then based on third party evidence of selling price. If neither exists, then the allocation is based on management’s best estimate of the selling price.

Goodwill

Goodwill is reviewed annually, or more frequently as a result of an event or change in circumstances, for possible impairment with impaired assets written down to fair value. The Company operates in a single reporting unit.  Goodwill has been allocated to the CADRA product line based upon the estimated fair value of the CADRA product line based on the transaction with Mentor as compared to the estimated fair value of the Company as a whole. As of May 31, 2013, the Company conducted its annual impairment test of goodwill by comparing fair value of the Company to the carrying amount of the underlying assets and liabilities of its single reporting unit. The Company determined that the fair value exceeded the carrying amount of the assets and liabilities, therefore no impairment existed as of the testing date.

Long-Lived Assets

Management periodically reviews the carrying value of all intangible (primarily capitalized software costs and other intangible assets) and other long-lived assets. If indicators of impairment exist, the Company compares the undiscounted cash flows estimated to be generated by those assets over their estimated economic life to the related carrying value of those assets to determine if the assets are impaired. If the carrying value of the asset is greater than the estimated undiscounted cash flows, the carrying value of the assets would be decreased to their fair value through a charge to operations. The CADRA product line does not have any long-lived assets it considers to be impaired.

Financial Instruments

The CADRA product line's financial instruments consist of accounts receivable and accounts payable. The fair value of these financial instruments approximates their carrying amounts due to their short term nature.

The CADRA product line sells its products to a wide variety of customers in numerous industries. A large portion of the CADRA product line’s revenue is derived from customers with which the CADRA product line has an existing relationship and established credit history. For new customers for whom the CADRA product line does not have an established credit history, the CADRA product line performs evaluations of the customer’s credit worthiness prior to accepting an order. The CADRA product line does not require collateral or other security to support customer receivables. The CADRA product line’s provision for uncollectible accounts was $0 at May 31, 2013 and 2012.

Foreign Currency Translation

The functional currency of the Company's foreign operations (Germany, and Italy) is the Euro. As a result, assets and liabilities are translated at period-end exchange rates and revenues and expenses are translated at the average exchange rates. Adjustments resulting from translation  of  such  financial  statements  are  classified  in  accumulated  other  comprehensive income (loss) in the consolidated financial statements of the Company. Foreign currency gains and losses arising from transactions were included in operations in fiscal year 2013 and 2012.

3.

EMPLOYEE RETIREMENT PLANS

The Company has one Internal Revenue Code Section 401(k) plan covering substantially all U.S. based employees and offers an employer match of a portion of an employee’s voluntary contributions. The aggregate expense related to this employer match for the CADRA product line for each of fiscal years 2013 and 2012 was $6,000.

4.

SALE OF PATENTS

In June 2012, the Company sold to an unrelated third party (the “Buyer”) its rights, title and interests in three of its U.S. patents associated with the CADRA product line (the “Patents”) in exchange for a non-refundable, initial royalty payment of $200,000 (the “Initial Payment”). These Patents were derived from our development work and the inventions are a key, time saving feature within the CADRA technology offering. The CADRA product line received a limited, non-exclusive, royalty-free license under the Patents to make, use, offer to sell, or sell its products or services.

The agreement gives the Buyer complete control over what, if any, actions shall be taken in the future to monetize the Patents through licensing, sale, enforcement or other means. In the event whereby monies are derived from the Patents, the Company is due 30% of the net proceeds (the “Net Proceeds”), as defined in the agreement. The Initial Payment shall be reimbursable from Net Proceeds to the extent any are due. There can be no assurance that CADRA will derive any additional monies from the Patents, however.

The sale of the Patents is a multiple element arrangement and, as such, the CADRA product line allocated the Initial Payment between the sale of the Patents that were delivered during the year ended May 31, 2013 and support services that have yet to be delivered. Support services include being available to the Buyer to assist them should they require such assistance in licensing or pursuing other means of monetizing the Patents to third parties. The allocation of the Initial Payment to the patent and support services elements was based on management’s best estimate of the selling price of each element. The Initial Payment was allocated as follows: Patents - $190,000; and Support Services - $10,000. Additional monies due to the CADRA product line in the form of royalties from its 30% share of Net Proceeds will be recorded in the quarterly period in which the Buyer notifies CADRA such payments are due. Such notification and payment, if any, are due thirty calendar days after the end of each calendar quarter. The revenue allocated to support services has been deferred and will be recognized as revenue when the services are performed.

5.

SUBSEQUENT EVENTS

The Company has evaluated all subsequent events through the date the financial statements were available to be issued.

On July 19, 2013, Dassault Systemes Solidworks Corporation (“Solidworks”) filed a complaint (the “Complaint”) against the Company in the United States District Court for the Eastern District of Texas Tyler Division alleging fraud and false assurances. The Complaint is connected to a patent infringement suit brought by Auto-Dimensions LLC, a wholly-owned subsidiary of Acacia Research Group, against Solidworks in December 2012. As discussed in Note 4, the Company owned the patents in question and sold them to Auto-Dimensions LLC in June 2012. Solidworks is seeking reimbursement from the Company of attorneys’ fees and any judgments or settlement monies it may incur under the infringement suit, as well as punitive and multiple damages.  The Company believes that Solidworks’ claims are without merit and intends to vigorously defend itself against them.

On August 30, 2013, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Mentor pursuant to which Mentor will acquire specified assets and liabilities related to the CADRA product line.  The assets to be acquired include (i) rights to, and interest in, all computer CADRA software; (ii) specified property and equipment related to the CADRA product line; (iii) all CADRA customer information; and (iv)  CADRA customer contracts including purchase orders in backlog and support agreements. The total purchase price for the CADRA product line is up to $3.95 million (the “Purchase Price”), which is comprised of (i) $3.2 million, $2.88 million of which will be paid at the closing and $320,000 (representing a 10% holdback) of which will be paid on the one year anniversary of the closing (subject to any indemnification claims), and (ii) earn-out payments of up to an aggregate $750,000 over the three-year period subsequent to the closing, based on 10% of the net revenue generated by the CADRA product line. The sale is subject to the Company’s stockholder approval and other customary closing conditions.